UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a 6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a 12

ACASTI PHARMA INC.
(Name of Registrant as Specified in its Charter)

Not Applicable
(Name of Person(s) Filing Proxy Statement if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☒		No fee required.
☐		Fee computed on table below per Exchange Act Rules 14a 6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0 11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.
☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 240.0 11 and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:

	(2)	Form, Schedule or Registration Statement No.:

	(3)	Filing Party:

	(4)	Date Filed:

NOTICE OF ANNUAL AND SPECIAL MEETING OF SHAREHOLDERS

To the shareholders of Acasti Pharma Inc. (the “Corporation”):

NOTICE IS HEREBY GIVEN THAT that the annual and special meeting of the shareholders (the “Meeting”) of the Corporation will be held on September 30, 2020 at 1:00 p.m. Eastern Time. To mitigate risks to health and safety of our shareholders, employees, communities and other stakeholders related to the coronavirus disease 2019, also known as COVID-19, and in order to comply with federal, provincial and municipal restrictions that are or may be imposed in connection with the COVID-19 mitigation efforts, the Meeting will take place online only via a virtual meeting portal through which you can listen to the Meeting, submit questions and vote online. Registered shareholders and duly appointed proxyholders can attend the Meeting online at https://web.lumiagm.com/203338571 where they can participate, vote, or submit questions during the Meeting’s live webcast.

The Meeting will be held for the following purposes:

1.	to receive the financial statements of the Corporation for the financial year ended March 31, 2020 and the auditors’ report thereon;
2.	to elect the directors of the Corporation for the ensuing year;
3.	to appoint the auditors for the ensuing year and to authorize the directors of the Corporation to fix their remuneration;
4.	the adoption of an advisory (non-binding) resolution on the compensation of the Corporation’s named executive officers, as more particularly described in the accompanying management information circular and proxy statement (the “Proxy Statement”);
5.	the adoption of an advisory (non-binding) resolution on the frequency of future “say on pay” votes, as more particularly described in the accompanying Proxy Statement;
6.	to consider and, if deemed appropriate, to pass, with or without variation, an ordinary resolution approving, ratifying and confirming certain amendments to the Corporation’s stock option plan, as previously approved by the board of directors of the Corporation (the “Board”), as more particularly described in the accompanying Proxy Statement;

7.	to consider and, if deemed advisable, to pass, with or without variation, an ordinary resolution approving, ratifying and confirming certain amendments to the Corporation’s equity incentive plan, as previously approved by the Board, as more particularly described in the Proxy Statement;

8.	to consider and, if deemed appropriate, pass, with or without variation, an ordinary resolution confirming and ratifying the adoption of the amended and restated by-laws of the Corporation as described in the accompanying Proxy Statement; and
9.	to transact such other business as may properly be brought before the Meeting or any adjournment thereof.

SIGNED IN LAVAL, QUEBEC, AS AT, [●], 2020.

By Order of the Board of Directors

/s/ Jan D’Alvise

Jan D’Alvise

Chief Executive Officer

The Notice of Meeting, the Proxy Statement and the form of proxy will be mailed to you on or around September 2, 2020.

Shareholders may exercise their rights by attending the Meeting or by completing a form of proxy. The directors of the Corporation have established August 26, 2020 as the record date for the purpose of determining the Corporation’s shareholders which are entitled to receive notice of and to vote at the Meeting. Should you be unable to attend the Meeting, please complete, date and sign the form of proxy and return it in the envelope provided for that purpose.

A proxy can be submitted to Computershare Investor Services Inc. (“Computershare”) either in person, or by mail or courier, to 100 University Avenue, 8th Floor, Toronto, Ontario, M5J 2Y1, or via the internet at Service@computershare.com. The proxy must be deposited with Computershare by no later than 5:00 p.m. Eastern Time on September 28, 2020, or if the Meeting is adjourned or postponed, not less than 48 hours, excluding Saturdays, Sundays and statutory holidays, before the commencement of such adjourned or postponed Meeting. If a shareholder who has submitted a proxy attends the Meeting via the webcast and has accepted the terms and conditions when entering the Meeting online, any votes cast by such shareholder on a ballot will be counted and the submitted proxy will be disregarded. Your shares will be voted in accordance with your instructions as indicated on the form of proxy, or failing instructions, in the manner set forth in the Proxy Statement.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL AND SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON SEPTEMBER 30, 2020.

The Corporation’s Notice of 2020 Annual and Special Meeting of Shareholders, Proxy Statement and Annual Report to Shareholders are available on the Corporation’s website at www.acastipharma.com in the “Investors” section.

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Table of Contents

Page

GENERAL INFORMATION ABOUT MANAGEMENT INFORMATION CIRCULAR AND PROXY STATEMENT	1
QUESTIONS ABOUT THE MEETING AND VOTING YOUR SHARES	1
SHARE OWNERSHIP OF CERTAIN BENEFICIAL OWNERS, MANAGEMENT AND DIRECTORS	9
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE	9
INTEREST OF CERTAIN PERSONS OR COMPANIES IN MATTERS TO BE ACTED UPON	9
PRESENTATION OF FINANCIAL STATEMENTS	10
PROPOSAL NO. 1 — ELECTION OF DIRECTORS	11
PROPOSAL NO. 2 — APPOINTMENT OF AUDITORS	15
PROPOSAL NO. 3 — ADVISORY (non-binding) VOTE ON THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS	17
PROPOSAL NO. 4 — ADVISORY (NON-BINDING) VOTE ON THE FREQUENCY OF FUTURE SHAREHOLDER “SAY-ON-PAY” VOTES	18
PROPOSAL NO. 5 — APPROVAL OF AMENDED STOCK OPTION PLAN	19
PROPOSAL NO. 6 — Approval of AMENDED EQUITY INCENTIVE Plan	21
PROPOSAL NO. 7 — CONFIRMATION OF THE ADOPTION OF AMENDED & RESTATED GENERAL BY-LAW OF THE CORPORATION	23
OTHER MATTERS	24
Compensation OF NAMED EXECUTIVE OFFICERS	24
DIRECTORS’ COMPENSATION	35
Securities Authorized for Issuance Under Equity Compensation Plans	37
PENSION BENEFIT PLANS	38
INTEREST OF INFORMED PERSONS IN MATERIAL TRANSACTIONS	38
HOUSEHOLDING OF ANNUAL PROXY MATERIALS	38
INDEBTEDNESS OF DIRECTORS AND OFFICERS	38
MANAGEMENT CONTRACTS	38
RESTRICTED SECURITIES	38
DIRECTOR AND OFFICER LIABILITY INSURANCE	38
AUDIT COMMITTEE INFORMATION	39
CORPORATE GOVERNANCE	39
ADDITIONAL INFORMATION	44
AUTHORIZATION	44
SCHEDULE “A” BY-LAW NO. 2020-1	s-a-1
SCHEDULE “B” STOCK OPTION PLAN	s-b-1
SCHEDULE “C” Equity Incentive Plan	s-c-1

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GENERAL INFORMATION ABOUT MANAGEMENT INFORMATION CIRCULAR AND PROXY STATEMENT

The information contained in this management information circular and proxy statement (the “Proxy Statement”) is provided in connection with the solicitation of proxies by the management of Acasti Pharma Inc. (the “Corporation”, “Acasti”, “we” or “us”) to be used at the annual and special meeting (the “Meeting”) of the shareholders of the Corporation (the “Shareholders”) to be held virtually, on September 30, 2020 at 1:00 p.m. Eastern Time and any adjournments thereof, for the purposes set forth in the accompanying notice of meeting (the “Notice of Meeting”). The Meeting will be held online at https://web.lumiagm.com/203338571. There will be no physical location for Shareholders and duly appointed proxyholders to attend. It is expected that the solicitation will be made primarily by mail. However, directors, officers and employees of the Corporation may also solicit proxies by telephone, fax or email. The cost of solicitation of proxies will be borne by the Corporation.

All references to “dollar” or the use of the symbol “$” are to United States dollars and use of the symbol “C$” refers to Canadian dollars.

QUESTIONS ABOUT THE MEETING AND VOTING YOUR SHARES

What are the date, time and place of the Meeting?

The Meeting will be hosted online by way of a live webcast beginning at 1:00 p.m. Eastern Time on September 30, 2020. Shareholders will NOT be able to attend the Meeting in person. A summary of the information Shareholders will need to attend the online Meeting is provided below.

How do I participate in the Meeting virtually?

Shareholders and duly appointed proxyholders can attend the Meeting online by going to https://web.lumiagm.com/203338571.

It is important that you are connected to the internet at all times during the Meeting in order to vote when balloting commences.

Registered Shareholders and duly appointed proxyholders can participate in the Meeting by clicking “I have a login” and entering a username and password before the start of the Meeting.

In order to participate online, Shareholders must have a valid 15-digit control number and proxyholders must have received an email from Computershare Investor Services Inc. (“Computershare”) containing a username. For registered Shareholders, the 15-digit control number located on the form of proxy or in the email notification you received is the username and the password is “acasti2020”. For duly appointed proxyholders, Computershare will provide the proxyholder with a username after the voting deadline has passed. The password is “acasti2020”. Voting at the Meeting will only be available for registered Shareholders and duly appointed proxyholders. Non-registered Shareholders who have not appointed themselves may attend the Meeting by clicking “I am a guest” and completing the online form.

Shareholders who wish to appoint a third-party proxyholder to represent them at the online Meeting must submit their proxy or voting instruction form (as applicable) prior to registering their proxyholder. Registering the proxyholder is an additional step once a shareholder has submitted their proxy/voting instruction form. Failure to register a duly appointed proxyholder will result in the proxyholder not receiving a username to participate in the Meeting. To register a proxyholder, shareholders MUST visit https://www.computershare.com/acasti by 5:00 p.m. Eastern Time on September 28, 2020 and provide Computershare with their proxyholder’s contact information, so that Computershare may provide the proxyholder with a username via email.

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Registered Shareholders that have a 15-digit control number, along with duly appointed proxyholders who were assigned a username by Computershare will be able to vote and submit questions during the Meeting. To do so, please go to https://web.lumiagm.com/203338571 prior to the start of the Meeting to login. Click on “I have a login” and enter your 15-digit control number or username along with the password “acasti2020”. Non-registered Shareholders who have not appointed themselves to vote at the Meeting may login as a guest, by clicking on “I am a Guest” and complete the online form. Non-registered Shareholders who do not have a 15-digit control number or username will only be able to attend as a guest, which allows them listen to the Meeting; however, they will not be able to vote or submit questions. Please see the information below for an explanation of why certain shareholders may not receive a form of proxy.

If you are using a 15-digit control number to login to the online Meeting and you accept the terms and conditions, you will be revoking any and all previously submitted proxies. However, in such a case, you will be provided the opportunity to vote by ballot on the matters put forth at the Meeting. If you DO NOT wish to revoke all previously submitted proxies, do not accept the terms and conditions, in which case you can only enter the Meeting as a guest.

If you are eligible to vote at the Meeting, it is important that you are connected to the internet at all times during the Meeting in order to vote when balloting commences. It is your responsibility to ensure connectivity for the duration of the Meeting.

To attend and vote at the virtual Meeting, a United States beneficial holder must first obtain a valid legal proxy from your broker, bank or other agent and then register in advance to attend the Meeting. Follow the instructions from your broker or bank included with these proxy materials or contact your broker or bank to request a legal proxy form. After first obtaining a valid legal proxy from your broker, bank or other agent, to then register to attend the Meeting, you must submit a copy of your legal proxy to Computershare. Requests for registration should be directed to Computershare Investor Services Inc., 100 University Avenue, 8th Floor, Toronto, Ontario, Canada, M5J 2Y1 or service@computershare.com. Requests for registration must be labeled as “Legal Proxy” and be received no later than 5:00 p.m. Eastern Time on September 28, 2020. You will receive a confirmation of your registration by email after we receive your registration materials. You may attend the Meeting and vote your shares at https://web.lumiagm.com/203338571 during the Meeting. Please note that you are required to register your appointment at https://www.computershare.com/acasti.

Who can vote at the Meeting?

Shareholders registered as at August 26, 2020 (the “Record Date”) are entitled to attend and vote at the Meeting. Shareholders who wish to be represented by proxy at the Meeting must, to entitle the person appointed by the proxy to attend and vote, deliver their proxies at the place and within the time set forth in this Proxy Statement.

The Corporation’s authorized capital consists of an unlimited number of no par value Class A common shares (the “Common Shares”) and an unlimited number of no par value Class B, Class C, Class D and Class E preferred shares (collectively the “Preferred Shares”), issuable in one or more series.

As at the Record Date, there were a total of [●] Common Shares issued and outstanding and no Preferred Shares issued and outstanding. Each Common Share entitles its holder to one vote.

How do I appoint a proxyholder?

Shareholders who wish to appoint a third-party proxyholder to represent them at the online Meeting must submit their proxy or voting instruction form (if applicable) prior to registering your proxyholder. Registering your proxyholder is an additional step once you have submitted your proxy or voting instruction form. Failure to register the proxyholder will result in the proxyholder not receiving a username to participate in the Meeting. To register a proxyholder, Shareholders MUST visit https://www.computershare.com/acasti by 5:00 p.m. Eastern Time on September 28, 2020 and provide Computershare with their proxyholder’s contact information, so that Computershare may provide the proxyholder with a username via email.

A proxy can be submitted to Computershare either in person, or by mail or courier, to 100 University Avenue, 8th Floor, Toronto, Ontario, Canada, M5J 2Y1, or via the internet at service@computershare.com. The proxy must be deposited with Computershare by no later than 5:00 p.m. Eastern Time on September 28, 2020, or if the Meeting is adjourned or postponed, not less than 48 hours, excluding Saturdays, Sundays and statutory holidays, before the commencement of such adjourned or postponed Meeting. If a Shareholder who has submitted a proxy attends the Meeting via the webcast and has accepted the terms and conditions when entering the Meeting online, any votes cast by such Shareholder on a ballot will be counted and the submitted proxy will be disregarded.

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Without a username, proxyholders will not be able to vote at the Meeting.

What is the quorum for the Meeting?

The by-laws of the Corporation currently provide that at any meeting of Shareholders, the attendance or by proxy, of Shareholders representing 10% of the Common Shares constitutes a quorum, provided that quorum will not be less than 2 Shareholders. In addition, the NASDAQ rules applicable to the Corporation as a U.S. domestic issuer require a quorum of Shareholders representing at least 33 1⁄3 % of the Common Shares for the Meeting. As described in Proposal No. 7, the board of directors of the Corporation is recommending that the quorum requirement in the Corporation’s by-laws be amended to comply with such NASDAQ rules.

What is the difference between registered and non-registered (beneficial) Shareholders?

The voting process is different depending on whether you are a registered or non-registered (i.e., beneficial) Shareholder:

Registered Shareholders

You are a registered Shareholder if your name appears on your share certificate or in the registers of the Corporation maintained by Computershare. Your proxy form tells you whether you are a registered Shareholder. We mail copies of the Notice of Meeting, this Proxy Statement and the form of proxy directly to registered Shareholders. We have previously mailed our annual report to all registered Shareholders.

Only registered Shareholders or the persons they appoint as their proxies are permitted to vote at the Meeting.

Non-Registered Shareholder

In many cases, Common Shares beneficially owned by a non-registered Shareholder are registered either:

(a)	in the name of an intermediary that the non-registered Shareholder deals with in respect of the Common Shares, such as securities dealers or brokers, banks, trust companies, and trustees or administrators of self-administered RRSPs, RRIFs, RESPs, 401Ks and similar plans; or

(b)	in the name of a clearing agency of which the intermediary is a participant. In accordance with National Instrument 54-101 of the Canadian Securities Administrators, entitled “Communication with Beneficial Owners of Securities of a Reporting Issuer”, and pursuant to Rule 14a-13 of the U.S. Securities Exchange Act of 1934, as amended (the “Exchange Act”), the Corporation has distributed copies of the Notice of Meeting and this Proxy Statement (collectively, the “Meeting Materials”) to the clearing agencies and intermediaries for distribution to non-registered Shareholders.

Intermediaries are required to forward the Meeting Materials to non-registered Shareholders, and often use a service provider for this purpose. Non-registered Shareholders will either:

(a)	typically, be provided with a computerized form (often called a “voting instruction form”) which is not signed by the Intermediary and which, when properly completed and signed by the non-registered Shareholder and returned to the intermediary or its service provider, will constitute voting instructions which the Intermediary must follow. The non-registered Shareholder will generally be given a page of instructions which contains a removable label containing a bar-code and other information. In order for the applicable computerized form to validly constitute a voting instruction form, the non-registered Shareholder must remove the label from the instructions and affix it to the computerized form, properly complete and sign the form and submit it to the intermediary or its service provider in accordance with the instructions of the intermediary or its service provider. In certain cases, the non-registered Shareholder may provide such voting instructions to the intermediary or its service provider through the internet or through a toll-free telephone number; or
(b)	less commonly, be given a proxy form which has already been signed by the intermediary (typically by a facsimile, stamped signature), which is restricted to the number of Common Shares beneficially owned by the non-registered Shareholder, but which is otherwise not completed. In this case, the Non-Registered Shareholder who wishes to submit a proxy should properly complete the proxy form and submit it to Computershare Investor Services Inc., 100 University Avenue, 8th Floor, Toronto, Ontario, Canada, M5J 2Y1.

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Under applicable securities laws, a beneficial owner is an "objecting beneficial owner" (or "OBO") if such beneficial owner has or is deemed to have provided instructions to the intermediary holding the securities on such beneficial owner’s behalf objecting to the intermediary disclosing ownership information about the beneficial owner in accordance with such laws. If you are an OBO, you received these materials from your intermediary, or its agent and your intermediary is required to seek your instructions as to how to vote your Common Shares. The Corporation has agreed to pay for intermediaries to deliver to OBOs the proxy-related materials and the relevant voting instruction form. The voting instruction form that is sent to an OBO by the intermediary or its agent should contain an explanation as to how you can exercise your voting rights, including how to attend and vote directly at the Meeting. Please provide your voting instructions to your intermediary as specified in the voting instruction form.

In either case, the purpose of these procedures is to permit non-registered Shareholders to direct the voting of the Common Shares they beneficially own.

If you are a non-registered Shareholder who receives a voting instruction form and who wishes to vote at the Meeting (or have another person attend and vote on your behalf), you should print your name, or that of such other person, on the voting instruction form and return it to the intermediary or its service provider. If you are a non-registered Shareholder who receives a proxy form and who wishes to vote at the Meeting (or have another person attend and vote on your behalf), you should strike out the names of the persons set out in the proxy form and write your name or such other person in the blank space provided and submit it to Computershare at the address set out at (b) above.

In all cases, non-registered Shareholders should carefully follow the instructions of their intermediary, including those regarding when, where and by what means the voting instruction form or proxy form must be delivered.

A non-registered Shareholder may revoke voting instructions which have been given to an intermediary at any time by written notice to the intermediary.

How do I vote?

A registered Shareholder or a non-registered Shareholder who has appointed themselves or a third-party proxyholder to represent them at the Meeting will appear on a list of Shareholders prepared by Computershare, the transfer agent and registrar for the Meeting. To have their Common Shares voted at the Meeting, each registered Shareholder or proxyholder will be required to enter their control number or username provided by Computershare at https://web.lumiagm.com/203338571 prior to the start of the Meeting. In order to vote, non-registered Shareholders who appoint themselves as a proxyholder MUST register with Computershare at https://www.computershare.com/acasti after submitting their voting instruction form in order to receive a username.

Most non-registered Shareholders who have not waived the right to receive proxy materials will receive a voting instruction form. Registered Shareholders will, and some non-registered Shareholders may, receive a form of proxy. Shareholders should follow the procedures set out below, depending on what type of form they receive.

1. Voting Instruction Form. If you are a non-registered Shareholder and do not wish to attend and vote at the Meeting (or have another person attend and vote on your behalf), the voting instruction form must be completed, signed and returned in accordance with the directions on the form, so that the intermediary may vote on your behalf.

If you are a non-registered Shareholder who wishes to attend and vote at the Meeting (or have another person attend and vote on your behalf), you must complete, sign and return the voting instruction form in accordance with the directions provided and a form of proxy giving the right to attend and vote will be forwarded to you.

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2. Form of Proxy. If you are a registered Shareholder, you will receive a form of proxy to be completed, signed and returned in accordance with the directions on the form, if you do not wish to attend and vote at the Meeting (or have another person attend and vote on your behalf).

Less frequently, a non-registered Shareholder will receive, as part of the proxy materials, a form of proxy that has already been signed by the intermediary (typically by a facsimile or stamped signature), which is restricted as to the number of Common Shares beneficially owned by the non-registered Shareholder but which is otherwise uncompleted. In such a case, if you are a non-registered Shareholder and do not wish to attend and vote at the Meeting (or have another person attend and vote on your behalf), you must complete the form of proxy and deposit it with Computershare Investor Services Inc., 100 University Avenue, 8th Floor, Toronto, Canada, M5J 2Y1. If you are a non-registered Shareholder and you wish to attend and vote at the Meeting (or have another person attend and vote on your behalf), you must strike out the names of the persons named in the proxy and insert your (or such other person’s) name in the blank space provided.

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To attend and vote at the virtual Meeting, a United States non-registered beneficial holder must first obtain a valid legal proxy from your broker, bank or other agent and then register in advance to attend the Meeting. Follow the instructions from your broker or bank included with these proxy materials or contact your broker or bank to request a legal proxy form. After first obtaining a valid legal proxy from your broker, bank or other agent, to then register to attend the Meeting, you must submit a copy of your legal proxy to Computershare. Requests for registration should be directed to Computershare Investor Services Inc., 100 University Avenue, 8th Floor, Toronto, Ontario, Canada, M5J 2Y1 or service@computershare.com. Requests for registration must be labeled as “Legal Proxy” and be received no later than 5:00 p.m. Eastern Time on September 28, 2020. You will receive a confirmation of your registration by email after we receive your registration materials. You may attend the Meeting and vote your shares at https://web.lumiagm.com/203338571 during the Meeting. Please note that you are required to register your appointment at https://www.computershare.com/acasti.

Shareholders should follow the instructions on the forms they receive, and non-registered Shareholders should contact their intermediaries promptly if they need assistance.

The proxy materials are being sent or made available to both registered and non-registered owners of Common Shares. The Corporation is sending proxy materials indirectly to non-objecting beneficial owners (as defined in National Instrument 54-101 - Communication with Beneficial Owners of Securities of a Reporting Issuer (“NI 54-101”)). The Corporation intends to pay for intermediaries to forward to objecting beneficial owners (as defined in NI 54-101) the proxy materials.

How do I request a copy of the proxy materials?

To request a printed copy of the proxy materials, please contact your intermediary, if you are a non-registered Shareholder, or if you are a registered Shareholder, contact Computershare Investor Services Inc., 100 University Avenue, 8th Floor, Toronto, Ontario, Canada, M5J 2Y1.

What am I voting on at the Meeting?

The following items of business will be covered at the Meeting:

1.	Proposal No. 1 – To elect the 4 nominees named in this Proxy Statement to the board of directors of the Corporation;

2.	Proposal No. 2 – To appoint KPMG LLP to hold office as the Corporation’s auditors until the close of the next annual meeting of Shareholders and to authorize the board of directors of the Corporation to fix their remuneration;

3.	Proposal No. 3 – To adopt an advisory (non-binding) resolution approving the compensation of the named executive officers, as disclosed in this Proxy Statement;

4.	Proposal No. 4 –To adopt an advisory (non-binding) resolution on the frequency of future “say on pay” votes, as described in this Proxy Statement;

5.	Proposal No. 5 – To approve the Corporation’s amended stock option plan, as described in this Proxy Statement;

6.	Proposal No. 6 – To approve the Corporation’s amended equity incentive plan, as described in this Proxy Statement;

7.	Proposal No. 7 – To confirm the adoption of the amended and restated general by-law of the Corporation, as described in this Proxy Statement; and

8.	to transact such other business as may be properly brought before the Meeting.

As of the date of this Proxy Statement, the board of directors of the Corporation (the “Board”) is not aware of any such other business.

How does the Board recommend that I vote?

The Board recommends a vote:

•	“FOR” the election of each of the 4 director nominees named in this Proxy Statement;

•	“FOR” the appointment of KPMG LLP to hold office as the Corporation’s auditors until the close of the next annual meeting of Shareholders and to authorize the Board to fix their remuneration;

•	“FOR” the advisory (non-binding) resolution approving the compensation of the named executive officers, as disclosed in this Proxy Statement;

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•	“FOR” the option of having an advisory (non-binding) vote approving the compensation of our named executive officers every 1 year;

•	“FOR” approving the amended stock option plan, as described in this Proxy Statement;

•	“FOR” approving the amended equity incentive plan, as described in this Proxy Statement; and

•	“FOR” the adoption of the amended and restated general by-law of the Corporation, as described in this Proxy Statement.

What votes may I cast with regard to each proposal?

Proposal 1: Election of Directors

You may select “For” or “Withhold” with respect to each nominee for director under Proposal 1. Under our Majority Voting Policy (as defined below under Proposal 1: Election of Directors), if the votes in favour of the election of a director nominee represent less than a majority of the Common Shares voted and withheld, the nominee will submit his or her resignation promptly after the Meeting for the consideration of the Board. After reviewing the matter, the Board’s decision as to whether to accept or reject the resignation offer will be disclosed to the public within 90 days of the Meeting. The Board has the discretion to accept or reject a resignation. The nominee will not participate in any Board deliberations on the resignation offer. The policy does not apply in circumstances involving contested elections.

Proposal 2: Appointment of KPMG LLP

You may select “For” or “Withhold” your vote with respect to Proposal 2, the affirmative vote of a majority of the votes cast at the Meeting is required for the approval for KPMG LLP to hold office as the Corporation’s auditors until the close of the next annual meeting of Shareholders and to authorize the Board to fix their remuneration.

Proposal 3: Advisory Vote on the Compensation of Our Named Executive Officers

You may select “For”, “Against” or “Abstain” with respect to Proposal 3. The affirmative vote of a majority of the votes cast at the Meeting is required for the approval, on an advisory (non-binding) basis, of the compensation of the named executive officers, as disclosed in this Proxy Statement. The results of the vote on the proposal are not binding on the Board.

Proposal 4: Advisory Vote on the Frequency of Future “Say on Pay” Votes

You may select “1 Year”, “2 Years,” “3 Years” or “Abstain” with respect to Proposal 4. You are not voting to approve or disapprove the Board’s recommendation on Proposal 4. The selection that receives the greatest number of votes cast at the Meeting will be deemed to have received the recommendation of the Shareholders and the vote will not be binding on the Board. Abstentions and broker non-votes will not be included in the total votes cast and will not affect the results.

Proposal 5: Approval of the amended stock option plan

You may select “For”, “Against” or “Abstain” with respect to Proposal 5. The affirmative vote of a majority of the votes cast at the Meeting is required for the approval of the amended stock option plan.

Proposal 6: Approval of the amended equity incentive plan

You may select “For”, “Against” or “Abstain” with respect to Proposal 6. The affirmative vote of a majority of the votes cast at the Meeting is required for the approval of the amended equity incentive plan.

Proposal 7: Confirmation of the Adoption of the amended and restated general by-law

You may select “For”, “Against” or “Abstain” with respect to Proposal 7. The affirmative vote of a majority of the votes cast at the Meeting is required for the approval of the amended and restated general by-law.

How do I change my vote?

A Shareholder who has given a proxy may revoke it, as to any motion on which a vote has not already been cast pursuant to the authority conferred by it, by an instrument in writing executed by the Shareholder or by the Shareholder’s attorney authorized in writing or, if the Shareholder is a corporation, under its corporate seal or by an officer or attorney thereof duly authorized. The revocation of a proxy, in order to be acted upon, must be deposited with Computershare Investor Services Inc., 100 University Avenue, 8th Floor, Toronto, Ontario, Canada, M5J 2Y1 at any time but no less than 48 hours (excluding Saturdays, Sundays and holidays) prior to the day of the Meeting, or any adjournment thereof at which the proxy is to be used, or, by a registered Shareholder, with the Secretary or the Chairman of the Meeting on the day of the Meeting or any adjournment thereof, or in any other manner permitted by law.

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In addition, a proxy may be revoked by the Shareholder executing another form of proxy bearing a later date and depositing same at the offices of Computershare Investor Services Inc., 100 University Avenue, 8th Floor, Toronto, Ontario, Canada, M5J 2Y1 no less than 48 hours (excluding Saturdays, Sundays and holidays) prior to the day of the Meeting or, by a registered Shareholder, with the Secretary or the Chairman of the Meeting at the time and place of the Meeting or any adjournment thereof or by the Shareholder personally attending the Meeting and voting his or her shares.

What does it mean to appoint a proxy and what happens if I do not designate a proxy?

The persons named in the enclosed form of proxy are directors or officers of the Corporation. Each Shareholder who is entitled to vote at the Meeting is entitled to appoint a person, who need not be a Shareholder, to represent him or her at the Meeting other than those whose names are printed on the accompanying form of proxy by inserting such other person’s name in the blank space provided in the form of proxy and signing the form of proxy or by completing and signing another proper form of proxy. To be valid, the duly completed form of proxy must be deposited at the offices of Computershare Investor Services Inc., 100 University Avenue, 8th Floor, Toronto, Ontario, Canada, M5J 2Y1 no less than 48 hours (excluding Saturdays, Sundays and holidays) prior to the day of the Meeting or, by a registered Shareholder, with the Secretary or the Chairman of the Meeting at the time and place of the Meeting or any adjournment thereof. The instrument appointing a proxy-holder must be executed by the Shareholder or by his attorney authorized in writing or, if the Shareholder is a corporate body, by its authorized officer or officers.

All Common Shares represented at the Meeting by properly executed proxies will be voted, and where a choice with respect to any matter to be acted upon has been specified in the instrument of proxy, the Common Shares represented by the proxy will be voted, in accordance with such specifications. In the absence of any such specifications, the management designees, if named as proxy, will vote FOR of all the matters set out herein. Instructions with respect to voting will be respected by the persons designated in the enclosed form of proxy. With respect to amendments or variations to matters identified in the Notice of Meeting and with respect to other matters that may properly come before the Meeting, such Common Shares will be voted by the persons so designated at their discretion. At the time of printing this Proxy Statement, management of the Corporation knows of no such amendments, variations or other matters.

What does it mean if I receive more than one set of proxy materials?

This means that you own Common Shares that are registered under different accounts. For example, you may own some Common Shares directly as a registered Shareholder and other Common Shares as a non-registered Shareholder through an intermediary, or you may own Common Shares through more than one such organization. In these situations, you will receive multiple sets of proxy materials. It is necessary for you to complete and return all proxy cards and voting instruction forms in order to vote all of the Common Shares you own. Please make sure you return each proxy card or voting instruction form in the accompanying return envelope. You may also vote by internet, telephone, facsimile or email by following the instructions on your proxy materials.

How will proxies be solicited and who will pay the cost of the proxy solicitation?

It is expected that the solicitation of proxies will be made primarily by mail. However, directors, officers and employees of the Corporation may also solicit proxies by telephone, fax or email. The cost of solicitation of proxies will be borne by the Corporation.

How can I make a Shareholder proposal for the 2021 Annual General Meeting?

Shareholder proposals intended to be presented in proxy materials relating to the Corporation’s 2021 annual meeting of Shareholders must be received by the Corporation on or before [●], 2021, unless the date of the Meeting is changed by more than 30 calendar days from the date of the Meeting (in which case proposals must be received a reasonable time before the Corporation begins to print and mail its proxy materials), and must satisfy the requirements of the proxy rules promulgated by the SEC. For a proposal to be valid, it must comply with both the Business Corporations Act (Québec) (the “QBCA”) and the Exchange Act.

In order for a Shareholder proposal to be eligible for inclusion in the proxy statement for the Corporation’s 2021 annual meeting of Shareholders under the QBCA, the proposal must be in writing, accompanied by the requisite declarations and signed by the submitter and qualified Shareholders who at the time of signing are the registered or non-registered owners of Common Shares that, in the aggregate: (a) constitute at least 1% of the issued Common Shares; or (b) have a fair market value in excess of C$2,000. For the submitter or a qualified Shareholder to be eligible to sign the proposal, that Shareholder must have been the registered or non-registered owner of the Common Shares for an uninterrupted period of at least 6 months before the date the proposal is submitted.

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In order for a Shareholder proposal to be eligible for inclusion in the proxy statement for the Corporation’s 2021 annual meeting of Shareholders under the Exchange Act, the Shareholder must submit the proposal in accordance with Rule 14a-8 of the Exchange Act, and the Shareholder must have continuously held at least $2,000 in market value, or 1% of the Common Shares, for at least 1 year by the date the Shareholder submits the proposal. The Shareholder must continue to hold those Shares through the date of the Corporation’s 2021 annual meeting of Shareholders.

A Shareholder wishing to nominate an individual to be a director, other than pursuant to a requisition of a meeting made pursuant to the QBCA or a Shareholder proposal made pursuant to the QBCA and Exchange Act proxy access provisions described above, is required to comply with the Corporation’s advance notice bylaw (the “Advance Notice Bylaw”). The Advance Notice Bylaw provides, inter alia, that proper written notice of any such director nomination (the “Nomination Notice”) for an annual general meeting of Shareholders must be provided to the Secretary of the Corporation not less than 30 days nor more than 65 days prior to the date of the annual general meeting of Shareholders; provided, however, that if the annual general meeting of Shareholders is to be held on a date that is less than 50 days after the date (the “Notice Date”) on which the first public announcement of the date of the annual general meeting was made, the Nomination Notice must be provided no later than the close of business on the 10th day following the Notice Date. The foregoing is merely a summary of provisions contained in the Advance Notice Bylaw and is qualified by the full text of the Advance Notice Bylaw provisions. The full text is set out in the Advance Notice Bylaw, a copy of which is filed under the Corporation’s profile at www.sedar.com or www.sec.gov.

For any other Shareholder proposals to be presented at the Corporation’s 2021 annual meeting of Shareholders, Rule 14a-4(c) under the Exchange Act provides that if a proponent of a proposal fails to notify us at least 45 days prior to the first anniversary of the date of first mailing of this Proxy Statement (or any date specified in the Advance Notice Bylaw), then brokers or nominees will be allowed to use their discretionary voting authority with respect to the voting of proxies when the proposal is presented at the meeting, without any discussion of the matter in the proxy statement. With respect to the Corporation’s 2021 annual meeting of Shareholders, if we are not provided notice of a Shareholder proposal, which the Shareholder has not previously sought to include in the Corporation’s proxy statement for that meeting, by [●], 2021 (or any date specified in the Advance Notice Bylaw), brokers or nominees will be allowed to use their discretionary authority with respect to the voting of proxies.

What if amendments are made to the proposals or if other matters are brought before the Meeting?

If there are any amendments or variations in any of the proposals shown in the Proxy Statement, or any other matters which may properly come before the Meeting, Common Shares will be voted by the appointed proxyholder as he or she in their sole discretion sees fit.

As of the date of this Proxy Statement, the Board is not aware of any such amendments, variations or other matters to come before the Meeting. However, if any such changes that are not currently known to the Board should properly come before the Meeting, the Common Shares represented by your proxyholders will be voted in accordance with the best judgment of your proxyholders.

Who will tabulate the votes?

We currently expect that Computershare will tabulate the votes, and our Corporate Secretary will be our inspector of elections for the Meeting.

When will voting results be disclosed?

Preliminary voting results will be announced at the Meeting. Final voting results will be filed with the Canadian provincial securities regulatory authorities on SEDAR at www.sedar.com, and will also be published in a Current Report on Form 8-K filed with the Securities and Exchange Commission (“SEC”) on EDGAR at https://www.sec.gov within 4 business days of the Meeting.

Whom do I contact if I have questions regarding the Meeting?

If you have any questions or require assistance in voting your Common Shares, please call Mr. Jean-Francois Boily, Vice President, Finance, at (450) 686-4555.

Who may adjourn the Meeting?

The Meeting may be adjourned to any other time and any other place by the Shareholders present or represented at the Meeting and entitled to vote even when such Shareholders do not constitute a quorum.

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SHARE OWNERSHIP OF CERTAIN BENEFICIAL OWNERS, MANAGEMENT AND DIRECTORS

The following table sets forth certain information regarding beneficial ownership of the Common Shares as of July 31, 2020 by each director and the executive officer of the Corporation, and all directors and executive officers as a group. Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities. All Common Shares have the same voting rights.

For the purposes of calculating percent ownership, as of July 31, 2020, 92,488,385 Common Shares were issued and outstanding, and, for any individual who beneficially owns Common Shares represented by options exercisable within 60 days of July 31, 2020, these Common Shares are treated as if outstanding for that person, but not for any other person. The information as to the number of Common Shares beneficially owned or over which the below-named individuals exercise control or direction is not within the knowledge of the Corporation and has been furnished by the respective individuals individually.

Name and Address of Beneficial Owner (1)	Amount and Nature of Beneficial Ownership	Percentage of Common Shares
Jan D’Alvise	1,725,479 (2)	1.9%
Roderick N. Carter	376,510 (3)	*
Jean-Marie (John) Canan	268,750 (4)	*
Donald Olds	122,800 (5)	*
Brian J. Groch	225,000 (6)	*
Pierre Lemieux	538,516 (7)	*
Jean-François Boily	135,600 (8)	*
Directors and officers as a group (7 persons)	3,392,655	3.8%

____________

* Less than 1%.

Notes:

(1) Unless otherwise indicated, the address of each of the executive officers and directors named above is 3009 boul. de la Concorde East, Suite 102 Laval, Québec, Canada H7E 2B5.

(2) Includes 1,672,979 Common Shares that Jan D’Alvise may acquire through the exercise of options within 60 days hereof.

(3) Includes 376,510 Common Shares that Roderick N. Carter may acquire through the exercise of options within 60 days hereof.

(4) Includes 168,750 Common Shares that Jean-Marie (John) Canan may acquire through the exercise of options within 60 days hereof.

(5) Includes 84,800 Common Shares that Donald Olds may acquire through the exercise of options within 60 days hereof. Also includes 38,000 Common Shares held and controlled by Mr. Olds’ spouse, Ofra Aslan.

(6) Includes 225,000 Common Shares that Brian Groch may acquire through the exercise of options within 60 days hereof.

(7) Includes 531,516 Common Shares that Pierre Lemieux may acquire through the exercise of options within 60 days hereof.

(8) Includes 125,000 Common Shares that Jean-François Boily may acquire through the exercise of options within 60 days hereof.

To the best of the Corporation’s knowledge, there are no beneficial owners of 5% or more of Common Shares, other than Acuitas Group Holdings, LLC (which is controlled by Terren S. Peizer), located at 2120 Colorado Avenue, #230, Santa Monica, California 90404, which, according to a beneficial ownership report on Schedule 13G filed with the SEC on July 19, 2019, beneficially owns (i) 5,000,000 Common Shares and (ii) 3,650,000 Common Shares issuable upon the exercise of currently exercisable warrants.

To the best of the Corporation’s knowledge, there are no beneficial owners of 10% or more of Common Shares.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires the Corporation’s directors and executive officers and all persons who beneficially own more than 10% of the outstanding Common Shares to file with the SEC initial reports of ownership and reports of changes in ownership of the Corporation’s securities. Directors, executive officers and greater than 10% beneficial owners also are required to furnish us with copies of all Section 16(a) forms they file with the SEC. During our fiscal year ended March 31, 2020 (“Fiscal 2020”), our directors, executive officers and greater than 10% beneficial owners were exempt from Section 16(a) of the Exchange Act due to the Corporation’s previous status as a foreign private issuer.

INTEREST OF CERTAIN PERSONS OR COMPANIES IN MATTERS TO BE ACTED UPON

To the best of the Corporation’s knowledge, no one who has been a (i) director or executive officer of the Corporation at any time since the beginning of the Corporation’s last financial year; (ii) a proposed nominee for election as a director of the Corporation or (iii) an associate or affiliate of the persons listed in (i) and (ii) above, has any material interest, direct or indirect, by way of beneficial ownership of securities or otherwise, in any matter to be acted upon at the Meeting, other the interest of those individuals referred to above who are eligible participants in the Amended Stock Option Plan (as defined later in this Proxy Statement) or the Equity Incentive Plan (as defined later in this Proxy Statement), which are proposed to be amended as described in this Proxy Statement.

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PRESENTATION OF FINANCIAL STATEMENTS

The annual audited financial statements for Fiscal 2020 and the report of the auditors thereon (the “Financial Report”) will be placed before the Meeting. The Financial Report was mailed to Shareholders who requested a copy and is also available as part of the Corporation’s annual report on Form 10-K for Fiscal 2020, which can be found on SEC’s EDGAR website at www.sec.gov and SEDAR at www.sedar.com and the Corporation’s website at www.acastipharma.com.

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PROPOSAL NO. 1 — ELECTION OF DIRECTORS

The Corporation’s articles of incorporation currently provide that the Board may consist of a maximum of 10 directors. The Board has determined to nominate each of the 4 persons listed below for election as a director at the Meeting. The Board is currently composed of 4 directors. The Board recommends that Shareholders vote FOR the election of each of the 4 nominees as directors.

The persons named in the enclosed form of proxy intend to vote for the election of the 4 nominees whose names are set forth below. Management does not contemplate that any such nominees will be unable to serve as a director of the Corporation. However, if, for any reason, any of the proposed nominees do not stand for election or are unable to serve as such, proxies in favour of management designees will be voted for another nominee at their discretion unless the Shareholder has specified in the Shareholder’s proxy that the Shareholder’s Common Shares are to be withheld from voting in the election of directors.

The directors are appointed at each annual meeting of the Shareholders to hold office for a term expiring at the close of the next annual meeting or until their respective successors are elected or appointed and will be eligible for re-election. A director appointed by the Board between meetings of Shareholders or to fill a vacancy will be appointed for a term expiring at the conclusion of the next annual meeting or until his or her successor is elected or appointed and will be eligible for election or re-election.

Majority Voting Policy

The Board adopted a policy that entitles each Shareholder to vote for each nominee on an individual basis (the “Majority Voting Policy”). The Majority Voting Policy also stipulates that if the votes in favour of the election of a director represent less than a majority of the Common Shares voted and withheld, the nominee will submit his or her resignation promptly after the Meeting for the consideration of the Board. After reviewing the matter, the Board’s decision whether to accept or reject the resignation offer will be disclosed to the public within 90 days of the Meeting. The Board has discretion to accept or reject a resignation. The nominee will not participate in any Board deliberations on the resignation offer. The Majority Voting Policy does not apply in circumstances involving contested elections.

Nominees for Election as Director

The following table sets out the name and the province or state and country of residence of each of the persons proposed for election as directors, and all other positions and offices with the Corporation held by such person, his or her principal occupation and the year in which the person became a director of the Corporation.

Name, province or state, as the case may be, and country of residence of each director and proposed director	Principal occupation	First year as director
Roderick N. Carter California, United States Chairman of the Board	Principal, Aquila Life Sciences LLC	2015
Jean-Marie (John) Canan Florida, United States	Corporate Director	2016
Jan D’Alvise California, United States	President and CEO of the Corporation	2016
Donald Olds Quebec, Canada	Corporate Director	2018

The following is a brief biography of the proposed director nominees and the current executive officers of the Corporation:

Roderick N. Carter, M.D. – Chairman of the Board

Dr. Carter has a strong history of contributions to healthcare through clinical, research, business and people leadership. He has significant experience developing and commercializing nutraceutical and pharmaceutical products and has successfully led clinical research and business development strategies for cardiovascular and inflammation-related diseases. Dr. Carter is currently Principal at Aquila Life Sciences LLC, a consulting firm he founded in April 2008 focusing on pharmaceutical development and commercialization. Prior to this, he was Vice President of Clinical Development at Reliant Pharmaceuticals, which developed the omega-3 cardiovascular drug LOVAZA, and today is a wholly-owned subsidiary of GlaxoSmithKline. He also served as Executive Director at Merck and Co., USA, President and Chief Executive Officer of WellGen and Senior Medical Director at Pfizer Inc., USA. Dr. Carter received his Medical Degree from the University of Witwatersrand, Johannesburg, along with a Master of Science degree in Sports Medicine from Trinity College, Dublin.

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Dr. Carter makes valuable contributions to the Board based on his significant experience developing and commercializing nutraceutical and pharmaceutical products, successfully leading clinical research and business development strategies for cardiovascular and inflammation-related diseases and serving in various director and officer roles.

Jean-Marie (John) Canan, CPA – Director

Mr. Canan is an accomplished business executive with over 34 years of strategic, business development and financial leadership experience. Mr. Canan recently retired from Merck & Co., Inc. where his last senior position was as Senior Vice-President, Global Controller, and Chief Accounting Officer for Merck from November 2009 to March 2014. He has managed all interactions with the audit committee of the Merck board of directors, while participating extensively with the main board and the compensation & benefits committee. Mr. Canan serves as a director of REV Group, a public company, where he chairs the audit committee and is the lead independent director. He also serves on the board of trustees of Angkor Hospital for Children Inc. Mr. Canan is a graduate of McGill University, Montreal, Canada, and is a Canadian Chartered Accountant.

Mr. Canan makes valuable contributions to the Board based on over 34 years of strategic, business development and financial leadership experience.

Jan D’Alvise – Director, President and Chief Executive Officer

Ms. D’Alvise has extensive experience in the pharmaceutical, diagnostic, medical device, and drug discovery research segments of the healthcare industry. Until 2016, Ms. D’Alvise was the President and Chairman of Pediatric Bioscience, a private company that was developing a diagnostic test for autism. Before that, she was the CEO of Gish Biomedical, a cardiopulmonary medical device company that she sold to the Sorin Group. Prior to Gish, Ms. D’Alvise was the CEO of the Sidney Kimmel Cancer Center, a drug discovery research institute focused on translational medicine in oncology. From 1999 until 2005, she was the Co- Founder/President/CEO/Chairman of NuGEN, Inc., and was also the Co-Founder and Executive VP/COO of Metrika Inc., from 1995 until 1999. Ms. D’Alvise built both companies from technology concept through to successful regulatory approvals, product introduction and sustainable revenue growth. Prior to 1995, Ms. D’Alvise was a VP of Drug Development at Syntex/Roche and Business Unit Director of their Pain and Inflammation business, and prior to that, VP of Commercial Operations at SYVA, (Syntex’s clinical diagnostics division). Ms. D’Alvise began her career with Diagnostic Products Corporation. Ms. D’Alvise has a B.S. in Biochemistry from Michigan Technological University. She has completed post-graduate work at the University of Michigan, Stanford University, and the Wharton Business School. Ms. D’Alvise has served on the board of numerous private companies and non-profits.

Ms. D’Alvise makes valuable contributions to the Board based on extensive experience in the pharmaceutical, diagnostic, medical device, and drug discovery research segments of the healthcare industry in various leadership roles as both a director and officer.

Donald Olds – Director

Until May 2019, Mr. Olds was the President and Chief Executive Officer of the NEOMED Institute, a research and development organization dedicated to advancing Canadian research discoveries to commercial success. Prior to NEOMED, he was the Chief Operating Officer of Telesta Therapeutics Inc., a TSX-listed biotechnology company, where he was responsible for finance and investor relations, manufacturing operations, business development, human resources and strategy. In 2016, he led the successful sale of Telesta to a larger public biotechnology company. Prior to Telesta, he was President and Chief Executive Officer of Presagia Corp., and Chief Financial Officer and Chief Operating Officer of Aegera Therapeutics, where he was responsible for clinical operations, business development, finance, and mergers and acquisitions. At both Telesta and Aegera, Mr. Olds was responsible for raising more than C$100 million in equity financing and leading regional and global licensing transactions with life sciences companies. Mr. Olds is currently director of Goodfood Market Corp, Oxfam Quebec and Presagia Corp. Since December 2019, Mr. Olds has also been the Chairman of the board of directors for Alfred Health Inc. He has extensive past corporate governance experience serving on the boards of private and public for-profit and not-for-profit organizations. He holds an MBA (Finance & Strategy) and M.Sc. (Renewable Resources) from McGill University.

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Mr. Olds makes valuable contributions to the Board based on extensive financial, strategic, business development and corporate governance and finance experience in investment banking, technology and life sciences.

Pierre Lemieux – Chief Operating Officer and Chief Scientific Officer

Dr. Lemieux has been our Chief Operating Officer since April 12, 2010 and our Chief Scientific Officer since June 2018. Previously, Mr. Lemieux was CEO, Co-Founder and Chairman of BiolActis Inc., which he sold in 2009 to interests affiliated with the Nestlé multinational group. Mr. Lemieux joined Suprateck Pharma in 1999 as Director and Vice-President involved in the development of formulations for gene therapy on behalf of Rhone-Poulenc Rorer and Genzyme, which today are under the Sanofi banner. Prior to this, Mr. Lemieux was involved in the development of cardiovascular products at Angiotech Pharmaceuticals. Mr. Lemieux has a Ph.D. in biochemistry from Université Laval (Québec). He holds more than 16 patents and has authored over 50 publications. Mr. Lemieux’s research was conducted at Université Laval as well as at the anti-cancer center Paul Papin D’Angers (France) and the University of Nottingham (England). His research focused on ovarian cancer and its treatment with monoclonal antibodies used to target cancer drugs. After completing his graduate studies, Mr. Lemieux joined the Oncology division of the Center for Health Research, University of Texas. He obtained a postdoctoral fellowship from the Susan G. Komen Foundation (Breast Cancer). Mr. Lemieux has served on the boards of BioQuébec, Montreal in vivo and PharmaBio Development.

Brian Groch – Chief Commercial Officer

Mr. Groch has been our Chief Commercial Officer since June 4, 2018. Mr. Groch brings over 25 years of senior experience in the healthcare and life science industries, including product commercialization, developing and executing global sales strategies, business development, and operations. Most recently, Mr. Groch served as Executive Vice President and Chief Commercial Officer at Veru Inc., a urology, oncology and female health products company, where he was responsible for leading the development and execution of the company’s long-term commercial strategy. Under his leadership, Veru experienced rapid growth in sales of the company’s women’s health product. Mr. Groch also served as Chief Commercial Officer for Telesta Therapeutics, where he led the development and implementation of the global commercial strategy. Previously, Mr. Groch served as Vice President of Commercial Operations and Market Access for Horizon Therapeutics, where he oversaw global operations including the integration of two acquisitions valued over $1.5 billion. Mr. Groch has also served as CEO and President of Exsto Therapeutics, Head of Market Access for Dendreon, and Director of Health Policy for Phadia. He has held senior management roles with Novartis and Merck & Co. He holds an M.S. in Healthcare Administration and Marketing from Central Michigan University, as well as a B.S. in Physiology from Central Michigan University.

Jean-François Boily – Vice President, Finance

Mr. Boily has been our Vice-President, Finance since September 24, 2018. Prior to joining Acasti, Mr. Boily served as a Director of Finance & Information Technology at Innovaderm Research Inc., a large North American contract research organization specialized in dermatology. At Innovaderm Mr. Boily worked closely with the President and Chief Medical Officer and founder, where Mr. Boily was responsible for all aspects of Finance and IT. Mr. Boily undertook a major financial, IT and growth mandate where Mr. Boily increased revenues and profits over 25%. Prior to that, Mr. Boily was a Director of Finance at Teva Canada, a generic drug products manufacturer, where he oversaw manufacturing of generics, managing branded product launches and clinical R&D activities. At Teva, Mr. Boily worked closely with the CFO, where he had oversight of four production sites that generated more than four billion doses. Most recently, Mr. Boily worked as a consultant and Vice President, Finance and IT for a pharmaceutical start-up led by a U.S.-based investor, where he helped raise seed capital in advance of a planned initial public offering in Canada and the United States. Mr. Boily holds a BS in Accounting from HEC Montreal and is a Chartered Public Accountant.

Cease Trade Orders, Bankruptcies, Penalties or Sanctions

To the knowledge of the Corporation, none of the proposed directors is, or has been, as at the date of this Proxy Statement or within the 10 years prior to the date of this Proxy Statement, a director, chief executive officer (“CEO”) or chief financial officer (“CFO”) of any corporation (including the Corporation) that:

(a)	was subject to a cease trade order, an order similar to a cease trade order, or an order that denied the relevant corporation access to any exemption under applicable securities legislation, that was in effect for a period of more than 30 consecutive days that was issued while the director or executive officer was acting in the capacity as director, CEO or CFO; or
(b)	was subject to an order that was issued after the director or executive officer ceased to be a director, CEO or CFO and which resulted from an event that occurred while that person was acting in the capacity as director, CEO or CFO.

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To the knowledge of the Corporation, none of the proposed directors of the Corporation:

(a)	is, or has been, as at the date of this Proxy Statement or within the 10 years prior to the date of this Proxy Statement, a director or executive officer of any corporation (including the Corporation) that, while that person was acting in that capacity, or within 1 year of that person ceasing to act in that capacity, became bankrupt, made a proposal under any legislation relating to bankruptcy or insolvency or was subject to or instituted any proceedings, arrangement or compromise with creditors or had a receiver, receiver manager or trustee appointed to hold its assets, with the exception of Ms. D’Alvise, who was the CEO and a board member of Pediatric Bioscience, Inc. a private company that, due to a failed pivotal clinical trial, filed a motion for bankruptcy under Chapter 7 of the U.S. Bankruptcy Code, in the United States Bankruptcy Court, Southern District of California (San Diego), on March 2, 2016. The trustee issued a final report in April 2017; or
(b)	has, within the 10 years prior to the date of this Proxy Statement, become bankrupt, made a proposal under any legislation relating to bankruptcy or insolvency, or become subject to or instituted any proceedings, arrangement or compromise with creditors, or had a receiver, receiver manager or trustee appointed to hold the assets of the proposed director.

To the knowledge of the Corporation, no proposed director has been subject to:

(a)	any penalties or sanctions imposed by a court relating to securities legislation or by a securities regulatory authority or has entered into a settlement agreement with a securities regulatory authority; or
(b)	any other penalties or sanctions imposed by a court or regulatory body that would likely be considered important to a reasonable Shareholder in deciding whether to vote for a proposed director.

Voting for election of directors is by individual voting and not by slate voting. You can vote your Common Shares for the election of all of these nominees as directors of the Corporation; or you can vote for some of these nominees for election as directors and withhold your votes for others; or you can withhold all of the votes attaching to the Common Shares you own and not vote for the election of any of these nominees as directors of the Corporation.

THE BOARD RECOMMENDS THAT SHAREHOLDERS VOTE IN FAVOUR OF THE ELECTION OF THE PROPOSED NOMINEES AS DIRECTORS OF THE CORPORATION FOR THE ENSUING YEAR.

The voting rights pertaining to Common Shares represented by duly executed proxies in favour of the persons named in the accompanying form of proxy will be exercised, in the absence of specifications to the contrary, FOR the election of the proposed nominees as directors of the Corporation for the ensuing year.

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PROPOSAL NO. 2 — APPOINTMENT OF AUDITORS

At the Meeting, Shareholders will be asked to appoint the firm of KPMG LLP to hold office as the Corporation’s auditors until the close of the next annual meeting of Shareholders and to authorize the Board to fix their remuneration. The auditors will hold office until the next annual meeting of Shareholders or until their successors are appointed. KPMG LLP has been acting as auditors for the Corporation since September 25, 2006. Representatives of KPMG LLP are not expected to attend the Meeting.

THE BOARD RECOMMENDS THAT SHAREHOLDERS VOTE IN FAVOUR OF THE APPOINTMENT OF KPMG LLP as auditors for the Corporation and to authorize the Board to determine their remuneration.

The voting rights pertaining to Common Shares represented by duly executed proxies in favour of the persons named in the accompanying form of proxy will be exercised, in the absence of specifications to the contrary, FOR the appointment of KPMG LLP as auditors for the Corporation and to authorize the Board to determine their remuneration.

For Fiscal 2020 and the financial year ended March 31, 2019 (“Fiscal 2019”), the Corporation was billed the following fees for audit, audit-related, tax, and all other services provided to the Corporation by KPMG LLP:

	Financial Year Ended March 31, 2020	Financial Year Ended March 31, 2019
Audit Fees (1)	C$308,160	C$403,500
Audit-Related Fees (2)	C$82,390	C$53,000
Tax Fees (3)	C$46,660	C$28,100
All Other Fees (4)	-	-
Total Fees Paid	C$437,210	C$484,600

Notes:

(1)	“Audit fees” consist of fees for professional services for the audit of the Corporation’s annual financial statements, interim reviews and consultations on accounting issues. KPMG LLP billed C$308,160 for audit fees for Fiscal 2020 and C$403,500 for audit fees for Fiscal 2019. Audit fees for Fiscal 2019 include fees related to securities filings.
(2)	“Audit-related fees” consist of fees for professional services that are reasonably related to the performance of the audit or review of the Corporation’s financial statements and which are not reported under “Audit Fees” above. KPMG LLP billed C$82,390 for Fiscal 2020 and C$53,000 for Fiscal 2019. Audit-related fees include French translation services for the Fiscal 2019. Audit-Related fees for Fiscal 2020 include fees related to securities filings.
(3)	“Tax fees” consist of fees for professional services for tax compliance, tax advice and tax planning. KPMG LLP billed C$46,660 for tax fees for Fiscal 2020 and C$28,100 for tax fees for Fiscal 2019. Tax fees include, but are not limited to, preparation of tax returns.
(4)	“Other fees” include all other fees billed for professional services other than those mentioned hereinabove. KPMG LLP billed no fees under this category for Fiscal 2020 and Fiscal 2019.

Pre-Approval Policies and Procedures

The Audit Committee approves all audit, audit-related services, tax services and other non-audit related services provided by the external auditors in advance of any engagement. Under the Sarbanes-Oxley Act of 2002, audit committees are permitted to approve certain fees for non-audit related services pursuant to a de minimus exception prior to the completion of an audit engagement. Non-audit related services satisfy the de minimus exception if the following conditions are met:

•	the aggregate amount of all non-audit services that were not pre-approved is reasonably expected to constitute no more than five per cent of the total amount of fees paid by us and our subsidiaries to our external auditors during the fiscal year in which the services are provided;
•	we or our subsidiaries, as the case may be, did not recognize the services as non-audit services at the time of the engagement; and
•	the services are promptly brought to the attention of the Audit Committee and approved, prior to the completion of the audit, by the Audit Committee or by one or more of its members to whom authority to grant such approvals had been delegated by the Audit Committee.

None of the services described above were approved by the Audit Committee pursuant to the de minimus exception during Fiscal 2020 and Fiscal 2019.

Audit Committee Report

This report is furnished by the Audit Committee with respect to the Corporation’s financial statements for Fiscal 2020.

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One of the purposes of the Audit Committee is to oversee the Corporation’s accounting and financial reporting processes and the audit of the Corporation’s annual financial statements. The Corporation’s management is responsible for the preparation and presentation of complete and accurate financial statements. The Corporation’s independent registered public accounting firm, KPMG LLP, is responsible for performing an independent audit of the Corporation’s financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States) and for issuing a report on their audit.

In performing its oversight role, the Audit Committee has reviewed and discussed the Corporation’s audited financial statements for Fiscal 2020 with the Corporation’s management. Management represented to the Audit Committee that the Corporation’s financial statements were prepared in accordance with U.S. generally accepted accounting principles. The Audit Committee has discussed with KPMG LLP the matters required to be discussed under Public Company Accounting Oversight Board standards, including matters required to be discussed by the Statement on Auditing Standards No. 61, as amended. The Audit Committee has received the written disclosures and the letter from KPMG LLP required by the applicable requirements of the Public Company Accounting Oversight Board regarding communications with audit committees concerning independence.

The Audit Committee has discussed with KPMG LLP its independence and concluded that KPMG LLP is independent from the Corporation and management.

Based on the review and discussions of the Audit Committee described above, the Audit Committee recommended to the Board that the Corporation’s audited financial statements for Fiscal 2020 be included in the Corporation’s Annual Report on Form 10-K for Fiscal 2020 for filing with the SEC.

Audit Committee

Jean-Marie (John) Canan, Chair

Donald Olds

Roderick N. Carter

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PROPOSAL NO. 3 — ADVISORY (NON-BINDING) VOTE ON THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS

General

As required by U.S. federal securities laws, the Corporation is seeking a vote on an advisory (non-binding) basis to approve the compensation of the Named Executive Officers (“NEOs”), as disclosed in the Proxy Statement. This proposal, commonly known as a “say-on-pay” proposal, gives Shareholders the opportunity to endorse or not endorse the Corporation’s executive compensation program and policies.

As described under “Compensation of Named Executive Officers” below, the Corporation believes that its executive compensation program and policies are designed to support the Corporation’s long-term success by achieving the following objectives:

•	support the Corporation’s corporate strategies by adopting a “pay for performance” philosophy that provides incentives to the Corporation’s executive officers and employees for achievement;
•	align the interests of management with those of the Shareholders; and
•	attract, retain, and motivate high quality executives.

The Corporation urges Shareholders to read the section entitled “Compensation of Named Executive Officers” and the related narrative and tabular compensation disclosure included in this Proxy Statement. The section entitled “Compensation of Named Executive Officers” provides detailed information regarding the Corporation’s executive compensation program and policies, as well as the compensation of the NEOs.

Shareholder Approval

At the Meeting, Shareholders will be asked to consider, and if thought advisable, to approve, on an advisory (non-binding) basis, with or without variation, the following resolution:

“RESOLVED THAT:

1.	the compensation paid to the Corporation’s named executive officers, as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission, compensation tables and related narrative discussion contained in the management information circular and proxy statement, dated [●], 2020, is hereby approved on an advisory basis.”

To be adopted, the advisory (non-binding) resolution approving the compensation of the NEOs as disclosed in this Proxy Statement (the “Say-on-Pay Resolution”) must be approved by at least a majority of the Shareholders present or represented by proxy.

THE BOARD BELIEVES THE PASSING OF THE SAY-ON-PAY RESOLUTION IS IN THE BEST INTEREST OF THE CORPORATION AND RECOMMENDS THAT SHAREHOLDERS VOTE IN FAVOUR OF THE SAY-ON-PAY RESOLUTION.

The voting rights pertaining to Common Shares represented by duly executed proxies in favour of the persons named in the accompanying form of proxy will be exercised, in the absence of specifications to the contrary, FOR the Say-on-Pay Resolution.

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PROPOSAL NO. 4 — ADVISORY (NON-BINDING) VOTE ON THE FREQUENCY OF FUTURE SHAREHOLDER “SAY-ON-PAY” VOTES

General

At the Meeting, Shareholders will be asked to vote on how frequently future “say-on-pay” votes should be presented to Shareholders.

Under Exchange Act rules, the Corporation must hold an advisory (non-binding) vote on the frequency of presenting “say-on-pay” votes to Shareholders at least once every 6 years.

The Board has determined that holding an advisory vote on executive compensation every 1 year is the most appropriate alternative for the Corporation. While the Corporation’s executive compensation programs are designed to promote a long-term connection between pay and performance, the Board recognizes that compensation disclosures are made annually. Holding an annual advisory vote on executive compensation would establish the practice of Shareholders providing the Corporation with more direct and immediate feedback on those compensation disclosures. However, Shareholders should note that because the advisory vote on executive compensation occurs well after the beginning of the compensation year, and because the different elements of the Corporation’s executive compensation programs are designed to operate in an integrated manner and to complement one another, in many cases it may not be appropriate or feasible to change the Corporation’s executive compensation by the time of the following year’s annual meeting of Shareholders.

Shareholder Approval

At the Meeting, Shareholders will be asked to consider, and if thought advisable, to approve, on an advisory (non-binding) basis, with or without variation, the following resolution:

“RESOLVED THAT:

1.	“RESOLVED, that the option of once every 1 year, 2 years or 3 years that receives the greatest number of votes cast for this resolution will be determined to be the preferred frequency with which the Corporation is to hold a non-binding (advisory) shareholder vote to approve the compensation of its named executive officers, as disclosed pursuant to the executive compensation disclosure rules in the Corporation’s proxy statement.”

You may select “1 Year”, “2 Years,” “3 Years” or “Abstain” with respect to Proposal 4. You are not voting to approve or disapprove the Board’s recommendation on Proposal 4. The selection that receives the greatest number of votes cast at the Meeting will be deemed to have received the recommendation of the Shareholders and the vote will not be binding on the Board. Abstentions and broker non-votes will not be included in the total votes cast and will not affect the results.

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE OPTION OF HAVING AN ADVISORY (NON-BINDING) VOTE APPROVING THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS ONCE EVERY 1 YEAR.

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PROPOSAL NO. 5 — APPROVAL OF AMENDED STOCK OPTION PLAN

The Corporation’s stock option plan (the “Stock Option Plan”), in its current form, was last approved by Shareholders at a meeting held on August 27, 2019. For a description of the principal terms of the Stock Option Plan, see “Compensation of Named Executive Officers - Stock Option Plan” below. On March 31, 2020, the Board approved amendments to the minimum vesting period applicable to grants under the Stock Option Plan and on [●], 2020, the Board approved amendments to the existing limits of Common Shares reserved for issuance under the Stock Option Plan, each as described below, which are subject to Shareholder approval and the approval of the TSX Venture Exchange (“TSXV”).

At the Meeting, Shareholders will be asked to approve (i) an amendment to the Stock Option Plan to reduce the minimum vesting period applicable for option grants to directors from 18 months on a quarterly basis to 12 months on a monthly basis; (ii) an amendment to the Stock Option Plan to provide for the acceleration of vesting of an option in full in the event that the option holder should die or become disabled; (iii) an amendment to the Stock Option Plan to extend the exercise period, in the case of directors, from 60 days following the date such director ceases to hold office to 12 months following the date such director ceases to hold office; (iv) an amendment to the Stock Option Plan to extend the exercise period, in the case of employees, from 60 days following the date such employee’s employment is terminated to 90 days following the date such employee’s employment is terminated; and (v) an amendment to the Stock Option Plan to increase the fixed number of Common Shares that may be issued upon the exercise of all options granted under the plan from 11,719,910 Common Shares (representing 15% of the number of Common Shares issued and outstanding, as of April 9, 2019) to 15% of the issued and outstanding Common Shares as of [●], 2020, representing [●] Common Shares, which includes the [●] Common Shares reserved for outstanding options under the Stock Option Plan (representing approximately [●]% of the issued and outstanding Common Shares) and an additional reserve of [●] Common Shares reserved for issuance for additional grants (representing approximately [●]% of the issued and outstanding Common Shares) (the “Amended Stock Option Plan”).

The Stock Option Plan prescribes various limits to the number of Common Shares that can be reserved for issuance for specific grants made under the Stock Option Plan. A copy of the proposed Amended Stock Option Plan is attached hereto as Schedule “B”.

The Corporation believes the proposed amendments to the Stock Option Plan are necessary for the Corporation to be able to recruit and retain talent as the Corporation continues to progress its business plan, will enable the Corporation to continue implementing its business and compensation plans, and will provide the Corporation with the flexibility to award grants under the Amended Stock Option Plan to achieve appropriate equity incentives, as affirmed by extensive benchmarking work conducted by an independent compensation expert and as reviewed and confirmed by the Board.

The benefits or amounts that will be awarded under the Amended Stock Option Plan for the Corporation’s fiscal year ending March 31, 2021 (“Fiscal 2021”) cannot currently be determined because such awards are recommended by the GHR Committee to the Board following its annual review of employee and corporate performance.

The Amended Stock Option Plan must be approved by a majority of the votes cast by all Shareholders at the Meeting who are not Insiders to whom stock options may be granted under the Stock Option Plan and their associates (the “Disinterested Shareholders”). As at the Record Date, and based on the information available to the Corporation, holders of [●] Common Shares are not entitled to vote on the resolution to approve the Amended Stock Option Plan.

Accordingly, Disinterested Shareholders will be asked to approve, with or without variation, the following ordinary resolution (the “Amended Stock Option Plan Resolution”):

RESOLVED THAT:

1.	the amended stock option plan (the “Amended Stock Option Plan”) of the Corporation, as described in the management information circular and proxy statement dated [●], 2020, is hereby approved, ratified and confirmed;
2.	the board of directors of the Corporation be and is hereby authorized on behalf of the Corporation to make any amendments to the Amended Stock Option Plan as may be required by regulatory authorities or otherwise made necessary by applicable legislation, without further approval of the Shareholders of the Corporation, in order to ensure the adoption and efficient function of the Amended Stock Option Plan; and
3.	any director or officer of the Corporation be and is hereby authorized and directed to do such things and to execute and deliver all such instruments, deeds and documents, and any amendments thereto, as may be necessary or advisable in order to give effect to the foregoing resolutions, and to complete all transactions in connection with the implementation of the Amended Stock Option Plan.

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To be adopted, the Amended Stock Option Plan Resolution must be approved by at least a majority of the Shareholders present or represented by proxy.

THE BOARD BELIEVES THE PASSING OF THE AMENDED STOCK OPTION PLAN RESOLUTION IS IN THE BEST INTEREST OF THE CORPORATION AND RECOMMENDS THAT SHAREHOLDERS VOTE IN FAVOUR OF THE AMENDED STOCK OPTION PLAN RESOLUTION.

The voting rights pertaining to Common Shares represented by duly executed proxies in favour of the persons named in the accompanying form of proxy will be exercised, in the absence of specifications to the contrary, FOR the Amended Stock Option Plan Resolution.

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PROPOSAL NO. 6 — Approval of AMENDED EQUITY INCENTIVE Plan

The Corporation’s equity incentive plan (the “Equity Incentive Plan”), in its current form, was last approved by Shareholders at a meeting held on August 27, 2019. For a description of the principal terms of the Equity Incentive Plan, see “Compensation of Named Executive Officers - Equity Incentive Plan” below. On [●], 2020, the Board approved amendments to the existing limits of Common Shares reserved for issuance under the Equity Incentive Plan, as described below, which are subject to Shareholder approval and the approval of the TSXV.

At the Meeting, Shareholders will be asked to approve a resolution to amend the Equity Incentive Plan to set the total number of Common Shares reserved for issuance pursuant to awards granted under the Equity Incentive Plan to an aggregate number that if, and for so long as the Common Shares are listed on the TSXV, shall not exceed the lower of (x) [●] Common Shares (representing [●]% of the number of Common Shares issued and outstanding as of [●], 2020), up from 1,953,318 Common Shares (representing 2.5% of the number of Common Shares issued and outstanding as of April 9, 2019), and (y) 15% of the issued and outstanding Common Shares as of [●], 2020, representing [●] Common Shares (up from 11,719,910 Common Shares representing 15% of the number of Common Shares issued and outstanding as of April 9, 2019), which number shall include Common Shares issuable pursuant to options issued under the Amended Stock Option Plan (the “Amended Equity Incentive Plan”).

Under the current term of the Equity Incentive Plan and before the implementation of the proposed amendment, as of the Record Date, no Common Shares were issuable under the Equity Incentive Plan. Further, the Equity Incentive Plan prescribes various limits to the number of Common Shares that can be reserved for issuance for specific grants made under the Equity Incentive Plan. A copy of the proposed Amended Equity Incentive Plan is attached hereto as Schedule “C”.

The Corporation believes the proposed amendments to the Equity Incentive Plan are necessary for the Corporation to be able to continue implementing its business plan and related compensation plan, and provide the Corporation with the flexibility to award grants under the Amended Equity Incentive Plan to achieve appropriate equity incentives as affirmed by extensive benchmarking work conducted by an independent compensation expert and as reviewed and confirmed by the Board.

The Amended Equity Incentive Plan must be approved by a majority of the votes cast by all Disinterested Shareholders at the Meeting. As at the Record Date, and based on the information available to the Corporation, holders of [●] Common Shares are not entitled to vote on the resolution to approve the Amended Equity Incentive Plan.

Accordingly, Disinterested Shareholders will be asked to consider, and if deemed advisable, to pass, with or without variation, the following ordinary resolution (the “Amended Equity Incentive Plan Resolution”):

RESOLVED THAT:

1.	the amended equity incentive plan (the “Amended Equity Incentive Plan”) of the Corporation, as set forth in the management information circular and proxy statement dated [●], 2020, is hereby approved, ratified and confirmed;
2.	the board of directors of the Corporation be and is hereby authorized on behalf of the Corporation to make any amendments to the Amended Equity Incentive Plan as may be required by regulatory authorities or otherwise made necessary by applicable legislation, without further approval of the Shareholders of the Corporation, in order to ensure the adoption and efficient function of the Amended Equity Incentive Plan; and
3.	any director or officer of the Corporation be and is hereby authorized and directed to do such things and to execute and deliver all such instruments, deeds and documents, and any amendments thereto, as may be necessary or advisable in order to give effect to the foregoing resolutions, and to complete all transactions in connection with the implementation of the Amended Equity Incentive Plan.

To be adopted, the Amended Equity Incentive Plan Resolution must be approved by at least a majority of the Shareholders present or represented by proxy.

THE BOARD BELIEVES THE PASSING OF THE AMENDED EQUITY INCENTIVE PLAN RESOLUTION IS IN THE BEST INTEREST OF THE CORPORATION AND RECOMMENDS THAT SHAREHOLDERS VOTE IN FAVOUR OF THE AMENDED EQUITY INCENTIVE PLAN RESOLUTION.

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The voting rights pertaining to Common Shares represented by duly executed proxies in favour of the persons named in the accompanying form of proxy will be exercised, in the absence of specifications to the contrary, FOR the Amended Equity Incentive Plan Resolution.

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PROPOSAL NO. 7 — CONFIRMATION OF THE ADOPTION OF AMENDED & RESTATED GENERAL BY-LAW OF THE CORPORATION

General

The Board recently reviewed the Corporation’s general by-law (the “Old General By-Law”) and determined that it should be updated in connection with the transition of the Corporation from being a “foreign private issuer” to a U.S. domestic issuer for U.S. federal securities law purposes as of April 1, 2020 and the Corporation becoming subject to the reporting requirements of the SEC applicable to U.S. domestic issuers. When it became a U.S. domestic issuer for U.S. federal securities law purposes, the Corporation also became subject to the minimum quorum requirement set forth in Section 5620(c) of the Nasdaq Stock Market’s (“NASDAQ”) listing standards, which provides that in no case shall the quorum requirement specified in the by-laws of a company listed on NASDAQ for any meeting of shareholders be less than 33 1/3% of the outstanding shares of such company’s common voting stock.

Accordingly, the Board adopted the amended and restated general by-law 2020-1 of the Corporation (the “Amended & Restated General By-Law”) to increase the quorum for any meeting of Shareholders to two persons present at the opening of the meeting who are entitled to vote thereat either as Shareholders or as proxy holders and holding or representing not less than 33 1/3% of the outstanding Common Shares entitled to be voted at such meeting. The Amended & Restated General By-Law is attached to this Proxy Statement as Schedule “A”. Pursuant to the requirements of the QBCA, the adoption of the Amended & Restated General By-Law must be submitted to Shareholders for confirmation, following which the changes will take effect as of the Corporation’s next annual meeting of shareholders.

Description of the Amended & Restated General By-Law

The Amended & Restated General By-Law is standard in its form and is in substance typical of a modern by-law for a public company governed by the QBCA. The primary difference between the Old General By-Law and the Amended & Restated General By-Law is that the quorum for any meeting of Shareholders present at the opening of the meeting who are entitled to vote thereat either as Shareholders or as proxy holders would be raised from 10% to not less than 33 1/3% of the outstanding Common Shares entitled to be voted at such meeting.

In addition, in the Amended & Restated General By-Law, the Board adopted an administrative change to the Old General By-Law to amend a reference to the fiscal year-end of the Corporation from “the last day of February or be as determined from time to time by the Board” to “March 31 or be as determined from time to time by the Board" in order to align the reference with the Corporation’s current fiscal year-end for its financial statements.

The foregoing summary is qualified in its entirety by the text of the provisions of the Amended & Restated General By-Law, which is attached to this Proxy Statement as Schedule “A”.

Shareholder Approval

At the Meeting, Shareholders will be asked to consider the following ordinary resolution confirming the adoption of the Amended & Restated General By-Law:

“RESOLVED THAT:

1.	the adoption by the board of directors of the Corporation of General By-Law Number 2020-1 of the Corporation, in substantially the form set out in Schedule “A” to the management information circular and proxy statement of the Corporation dated [●], 2020, is hereby ratified, confirmed and approved;

2.	the board of directors be and is hereby authorized on behalf of the Corporation to make any amendments to the Amended & Restated General By-Law as may be required by regulatory authorities or otherwise made necessary by applicable legislation, without further approval of the Shareholders of the Corporation, in order to ensure the adoption and efficient function of the Amended & Restated General By-Law; and

3.	any director or officer of the Corporation be and is hereby authorized and directed to do such things and to execute and deliver all such instruments, deeds and documents, and any amendments thereto, as may be necessary or advisable in order to give effect to the foregoing resolutions, and to complete all transactions in connection with the implementation of the Amended & Restated General By-Law.”

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To be adopted, the resolution approving the Amended & Restated General By-Law (the “Amended & Restated General By-Law Resolution”) must be approved by at least a majority of the Disinterested Shareholders present or represented by proxy.

THE BOARD BELIEVES THE PASSING OF THE AMENDED & RESTATED GENERAL BY-LAW RESOLUTION IS IN THE BEST INTEREST OF THE CORPORATION AND RECOMMENDS THAT SHAREHOLDERS VOTE IN FAVOUR OF THE AMENDED & RESTATED GENERAL BY-LAW RESOLUTION.

The voting rights pertaining to Common Shares represented by duly executed proxies in favour of the persons named in the accompanying form of proxy will be exercised, in the absence of specifications to the contrary, FOR the Amended & Restated General By-Law Resolution.

OTHER MATTERS

Management of the Corporation knows of no other matters to come before the Meeting other than those referred to in the Notice of Meeting. However, if any other matters that are not known to management should properly come before the Meeting, the accompanying form of proxy confers discretionary authority upon the persons named therein to vote on such matters in accordance with their best judgment.

Compensation OF NAMED EXECUTIVE OFFICERS

This section describes the compensation program for our NEOs. As a smaller reporting company, the Corporation is not required to include a “Compensation Discussion and Analysis” section. However, in order to provide a greater understanding to the Shareholders regarding the Corporation’s compensation policies with respect to its NEOs, we are including the following additional information regarding the compensation of the NEOs.

NEO means: (a) a CEO, (b) a CFO, (c) each of the three most highly compensated executive officers of the Corporation, including any of its subsidiaries, or the three most highly compensated individuals acting in a similar capacity, other than the CEO and the CFO, at the end of the most recently completed financial year whose total compensation was, individually, more than C$150,000, and (d) each individual who would be a NEO under paragraph (c) above but for the fact that the individual was neither an executive officer of the Corporation or its subsidiaries, nor acting in a similar capacity, at the end of that financial year.

During Fiscal 2020, the Corporation had four NEOs: Jan D’Alvise, President, Chief Executive Officer and Corporate Secretary; Pierre Lemieux, Chief Operating Officer and Chief Scientific Officer; Brian Groch, Chief Commercial Officer; and Jean-Francois Boily, Vice President Finance.

Executive Summary

The Corporation’s compensation decisions are typically determined at the end of its fiscal year, after review of the Corporation’s performance and the performance of its CEO and the other executive officers. The Corporation believes the compensation of all of its NEOs for Fiscal 2020 aligned with both the Corporation’s performance in Fiscal 2020 and the objectives of its executive compensation policies. In particular, the Corporation recognized the uncertainty resulting from the outcome of its TRILOGY 1 clinical trial and the need for continued focus and effort regarding the TRILOGY 2 clinical trial and other business development initiatives. Compensation decisions were designed to retain and motivate key employees in order to protect the Corporation’s future potential, while preserving cash in the near term, and primarily rewarding long-term creation of Shareholder value through reliance on stock options with multi-year vesting (options are only valuable if the stock price increases after grant).

Overview and Philosophy

The core objectives of the Corporation’s executive compensation program are to (a) support the Corporation’s corporate strategies by adopting a “pay for performance” philosophy that provides incentives to the Corporation’s executive officers and employees for achievement; (b) align the interests of management with those of Shareholders; and (c) attract, retain, and motivate high quality executives. Towards these objectives, the Corporation’s compensation program is designed with the following principles:

•	Provide an opportunity for the Corporation to communicate to its executive officers and employees its performance expectations and priorities directly through the selection of performance measures on which compensation is based, and calibrate payouts with achievement of those performance measures;
•	Align pay such that management shares in value created from their efforts;
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•	Balance rewards appropriately between efforts and results;
•	Offer a competitive total compensation opportunity; and
•	Have a significant portion of total compensation paid to the Corporation’s executive officers in equity, further aligning the long-term interests of management and Shareholders.

The Corporation’s compensation design focuses on both short and long-term results and is composed of three key elements: (1) base salaries, which reflect individual performance and responsibilities; (2) annual short-term cash incentive opportunities tied to the performance of the Corporation and the individual; and (3) longer-term share-based incentive opportunities under the Corporation’s equity incentive plans, in the form of stock options, to link the interests of senior management with the Shareholders. Each of the Corporation’s compensation elements is designed to simultaneously fulfill one or more of its core objectives.

Compensation Governance

Compensation of executive officers and directors of the Corporation is recommended to the Board by the GHR Committee. In its review process, the GHR Committee informally reviews executive and corporate performance on a quarterly basis, with input from management. Annually, the GHR Committee conducts a more formal review and assessment of executive and corporate performance. During Fiscal 2020 and as of the date of this Proxy Statement, the GHR Committee was composed of the following members, each of whom is independent: Mr. Olds (Chairman), Dr. Carter, and Mr. Canan. The GHR Committee establishes management compensation policies and oversees their general implementation. All members of the GHR Committee have direct experience relevant to their responsibilities as GHR Committee members. All members are or have held senior executive or director roles within significant businesses in the Corporation’s industry, several also having public companies experience, and have a good financial understanding which allows them to assess the costs versus benefits of compensation plans. The GHR Committee’s members combined experience in the Corporation’s sector provides them with a good understanding of the Corporation’s success factors and risks, which is very important when determining metrics for measuring success.

Risk management is a primary consideration of the GHR Committee when implementing its compensation program. We do not believe that the Corporation’s compensation program results in unnecessary or inappropriate risk taking, including risks that are likely to have a material adverse effect on us. Payments of bonuses, if any, are not made unless performance goals are met.

For executives, more than half of their target compensation (base salary + target STIP awards + target LTIP awards) is considered “at risk”. We believe this mix results in a strong pay-for-performance relationship and alignment with Shareholders and is competitive with other firms of comparable size in the same industry. The CEO (or any person acting in that capacity) makes recommendations to the GHR Committee as to the compensation of the Corporation’s executive officers, other than herself, for review and approval by the Board. The GHR Committee makes recommendations to the Board as to the compensation of the CEO, for review and approval. The CEO’s salary is based on comparable market consideration, and the GHR Committee’s assessment of her performance, with regard to the Corporation’s performance and progress in achieving key strategic business goals.

Qualitative factors beyond the quantitative metrics are also a key consideration in determination of individual executive compensation payments. How executives achieve their financial results and demonstrate leadership consistent with the Corporation’s values are key to individual compensation decisions.

The GHR Committee utilizes independent compensation consultants, such as FW Cook, to gather market data and provide analyses of the Corporation’s peers' compensation programs. The GHR Committee seeks to provide compensation packages at or near the 50th percentile but does not have a philosophy of setting compensation based on specific formulaic benchmarking comparisons. It does take into account the guidance of compensation consultants and reviews peer group data and the Radford Global Life Sciences Survey data in setting competitive compensation.

Summary of the Corporation’s Compensation Programs

The Corporation’s executive compensation program is intended to attract, motivate and retain high-performing senior executives, encourage and reward performance, and align the executives’ interests with the Corporation’s interests as well as Shareholders by providing compensation that is competitive with the compensation received by executives employed by comparable companies, and ensuring that the achievement of annual objectives is rewarded through the payment of bonuses, and providing executives with long-term incentive through the grant of stock options.

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The GHR Committee has authority to retain the services of independent compensation consultants to advise its members on executive and director compensation and related matters, and to determine the fees and the terms and conditions of the engagement of those consultants. During Fiscal 2020, the GHR Committee retained compensation consulting services from FW Cook to review the Corporation’s executive compensation programs, including base salary, short-term and long-term incentives, total cash compensation levels and total direct compensation of certain senior positions, against those of peer groups of similar size, as measured by market capitalization, biotechnology and pharmaceutical companies listed or headquartered in North America. The consultants also reviewed director compensation, including advisory fees and equity incentives. All of the services provided by the consultants were directed by and provided to the GHR Committee. The GHR Committee assessed the independence of the consultants and concluded that its engagement of the consultants did not raise any conflict of interest with the Corporation or any of the Corporation’s directors or executive officers.

Use of Fixed and Variable Pay Components

Compensation of the Corporation’s NEOs is revised each year and has been structured to encourage and reward executive officers on the basis of short-term and long-term corporate performance. In the context of its analysis of compensation for Fiscal 2020, the following components were examined by the GHR Committee:

(i)	base salary;
(ii)	short term incentive plan (as defined below), consisting of a cash bonus;
(iii)	long term incentive plan (as defined below), consisting of stock options and equity incentive grants based on performance and/or time vesting conditions; and
(iv)	other elements of compensation, consisting of group benefits and perquisites.

Base Salary

The Corporation intends to be competitive over time with comparator companies and to attract and retain top talent. The GHR Committee reviews compensation periodically to be sure that it meets this strategic imperative. Base salary is set to reflect an individual’s skills, experience and contributions within a salary structure consistent with peer group data. Base salary structure is revised annually by the GHR Committee as financial and market conditions evolve.

Short Term Incentive Plan (“STIP”)

The Corporation’s STIP provides for potential rewards when a threshold of corporate performance is met. Business and personal objectives that support corporate goals are established annually with each employee and are assessed at the end of each financial year. Business and personal objectives are assessed through a performance grid, with pre-specified, objective performance criteria. STIP awards are paid out in proportion to overall company performance which establishes the STIP pool, and individual performance, which is determined in end-of-year performance reviews. For the most senior participants in the STIP, greater weight is assigned to business objectives. Target payout is expressed as a percentage of base salary, and is determined by benchmarking against peer group data, and board discretion. Annual salary for STIP purposes is the annual salary in effect at the end of the plan year (i.e., prior to any annual salary increases awarded for the subsequent year).

The STIP is a discretionary variable compensation plan, and all STIP payments are subject to Board approval. Participants must be employed by us at the end of the financial year to qualify. The Corporation reserves the right to modify or discontinue the STIP at any time.

Ms. D’Alvise, the CEO, is eligible for up to a 50% bonus of her annual base salary. Dr. Lemieux, the COO, and Mr. Groch, the CCO, are each eligible for up to a 40% bonus of their annual base salary. Mr. Boily, the Vice-President, Finance, is eligible for up to a 30% bonus of his annual base salary.

These performance goals will take into account the achievement of corporate milestones within timelines and budget and individual objectives determined annually by the Board according to short-term priorities.

Long Term Incentive Plan (“LTIP”)

The LTIP has been adopted as a reward and retention mechanism. Participation is determined annually at the discretion of the Board. Employees approved by the Board may participate in the Stock Option Plan, which is designed to align the long-term interests of participants with those of Shareholders, in order to promote Shareholder value. The GHR Committee may also determine, in its sole discretion, ad hoc stock option awards to be granted to participants in order to address extraordinary situations. Awards at any level may be adjusted as necessary to maintain an equity burn rate and overhang similar to comparator companies. In addition to the Stock Option Plan, the Board is also empowered to grant ad hoc awards, from time to time, under the Equity Incentive Plan to provide for a share-related mechanism to attract, retain and motivate qualified directors, senior employees and consultants.

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The GHR Committee determines the number of stock options to be granted to a participant based on peer group data and taking into account corporate performance and the employee’s level in the organization and the employee’s performance. The LTIP calculation for NEOs is determined from both reviewing grant values and a dilution-based methodology that considers the annual grant rate to any individual as a percent of Common Shares outstanding.

Grant values during Fiscal 2020 were below the Fiscal 2021 peer group median, although the grant rate as a percent of Common Shares outstanding was near the peer median. Awards are subject to adjustment by the Board in reviewing annual achievement of corporate performance and availability of Common Shares.

The Corporation’s directors and executive officers are not permitted to purchase financial instruments, such as prepaid variable forward contracts, equity swaps, collars or units of exchange funds, that are designed to hedge or offset a decrease in market value of equity securities granted as compensation or held, directly or indirectly, by the director or executive officer.

Share Ownership Guidelines

To further align the interests of the Corporation’s executive officers and directors with those of Shareholders, the Board has adopted share ownership guidelines. Under these guidelines, non-employee directors, the CEO and other executives (i.e., CFO, COO, VPs) are required to retain and hold 50% of the shares acquired by them under any equity incentive award granted on or after June 7, 2017 (after subtracting shares sold to pay for option exercise costs, and relevant federal, state, and local taxes, which are assumed to be at the highest marginal tax rates). In addition, the share retention rule applies unless the executive or non-employee director beneficially owns shares with a value at or in excess of the following share ownership guidelines:

•	Non-employee directors — 2x then-current total annual cash retainer
•	CEO — 2x then-current annual base salary
•	Other executives — 1x then-current annual base salary.

The value of an individual’s shares for purposes of the share ownership guidelines is deemed to be the greater of the then-current fair market value of the shares, or the individual’s cost basis in the shares. Shares counted in calculating the share ownership guidelines include shares beneficially owned outright, including from open market purchases, shares retained after option exercises, and shares of restricted stock or deferred stock units that have fully vested. In addition, in the case of vested, unexercised, in-the-money stock options, the in-the-money value of the stock options will be included in the share ownership calculation. Executives have 5 years from their date of hire or promotion to satisfy the share ownership guidelines.

Stock Option Plan

The Stock Option Plan was adopted by the Board on October 8, 2008 and has been amended from time to time, as most recently amended on March 31, 2020. The following is a summary of certain material provisions of the Stock Option Plan as it exists in its current form. It is not a comprehensive discussion of all of the terms and conditions of the Stock Option Plan. Readers are advised to review the full text of the Stock Option Plan to fully understand all terms and conditions of the Stock Option Plan. A copy of the Stock Option Plan can be obtained by contacting the Corporation’s Corporate Secretary.

Employees (including prospective employees) and non-employee directors are eligible to participate in the Stock Option Plan. As of March 31, 2020, all of our 32 full-time employees and four directors would have been eligible to participate in the Stock Option Plan. The GHR Committee reserves the right to determine which employees, directors and consultants will receive awards under the Stock Option Plan and reserves the right to grant no awards in any particular year.

The grant of options is part of the long-term incentive component of executive and director compensation and an essential part of compensation. Qualified directors, employees and consultants may participate in the Stock Option Plan, which is designed to encourage option holders to link their interests with those of Shareholders, in order to promote an increase in Shareholder value. Awards and the determination of any exercise price are made by the Board, after recommendation by the GHR Committee. Awards are established, among other things, according to the role and responsibilities associated with the participant’s position and his or her influence over appreciation in Shareholder value. Any award grants a participant the right to purchase a certain number of Common Shares during a specified term in the future, after a vesting period and/or specific performance conditions, at an exercise price equal to at least 100% of the market price (as defined below) of Common Shares on the grant date. The “market price” of Common Shares as of a particular date generally means the highest closing price per Common Share on the TSXV, NASDAQ, or any other exchange on which the Common Shares are listed from time to time, for the last preceding date on which there was a sale of Common Shares on that exchange (subject to certain exceptions set forth in the Stock Option Plan in the event that the Corporation is no longer traded on any stock exchange). Previous awards may sometimes be taken into account when new awards are considered.

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In accordance with the Stock Option Plan, all of an option holder’s options will immediately fully vest on the date of a Change of Control event (as defined in the Stock Option Plan), subject to the terms of any employment agreement or other contractual arrangement between the option holder and the Corporation.

Options for Common Shares representing a fixed rate of 15% of the outstanding issued Common Shares as of April 9, 2019 may be granted by the Board pursuant to the Stock Option Plan. There is a total of [●] Common Shares reserved and available for issuance under the Stock Option Plan (representing approximately [●]% of the issued and outstanding Common Shares as of the Record Date). There are [●] options outstanding under the Stock Option Plan (representing approximately [●]% of the issued and outstanding Common Shares).

However, in no case will the grant of options under the Stock Option Plan, together with any proposed or previously existing security based compensation arrangement, result in (in each case, as determined on the grant date): the grant to any one consultant within any 12-month period, of options reserving for issuance a number of Common Shares exceeding in the aggregate 2% of the issued and outstanding Common Shares (on a non-diluted basis); or the grant to any one employee, director and/or consultant which provides investor relations services, within any 12-month period, of options reserving for issuance a number of Common Shares exceeding in the aggregate 2% of the issued and outstanding Common Shares (on a non-diluted basis).

Options granted under the Amended Stock Option Plan, subject to Shareholder approval (see “Proposal No. 5 — Approval of Amended Stock Option Plan”) are non-transferable and are subject to a minimum vesting period of 36 months for management, and 18 months for non-executive directors (subject to the approval of the Shareholders at the Meeting to approve an amendment to the Stock Option Plan to reduce the minimum vesting period applicable for option grants to directors from 18 months on a quarterly basis to 12 months on a monthly basis), in each case with gradual and equal vesting on no less than a monthly. They are exercisable, subject to vesting and/or performance conditions, at a price equal to the highest closing price of the Common Shares on the TSXV, NASDAQ, or any other exchange on which the Common Shares are listed from time to time, on the day prior to the grant of such options. In addition, unless otherwise provided for in the agreement between us and the holder, options will also lapse upon termination of employment or the end of the business relationship with us, except that they may be exercised for 60 days after termination, ceasing to hold office or the end of the business relationship (30 days for investor relations services employees), in each case to the extent that they will have vested on such date of termination of employment, end of the business relationship or ceasing to hold office, as applicable, except in the case of death, disability or retirement where this period is extended to 12 months.

Subject to the approval of relevant regulatory authorities, including the TSXV, NASDAQ, if applicable, and compliance with any conditions attached to that approval (including, in certain circumstances, approval by disinterested shareholders) if applicable, the Board has the right to amend or terminate the Stock Option Plan. However, unless option holders consent to the amendment or termination of the Stock Option Plan in writing, any such amendment or termination of the Stock Option Plan cannot affect the conditions of options that have already been granted and that have not been exercised under the Stock Option Plan.

Subject to the approval of Shareholders and as more particularly described in this Proxy Statement under “Proposal No. 5 – Approval of Amended Stock Option Plan”, on [●], 2020, the Corporation, on the recommendation and approval of the Board, amended the Stock Option Plan. The proposed amendments provide for an increase to the number of Common Shares reserved for issuance under the Stock Option Plan as well as certain other amendments relating to minimum vesting periods.

Burn Rate and Overhang

Shareholders approve the number of Common Shares that can be issued under the Stock Option Plan. In August 2019, Shareholders approved an increase of Common Shares reserved for issuance under the Stock Option Plan from 5,494,209 Common Shares (representing a fixed 15% of the number of Common Shares issued and outstanding as of June 27, 2018) to 11,719,910 Common Shares (which maintained a fixed 15% of the issued and outstanding Common Shares as of April 9, 2019, or [●]% of the issued and outstanding Common Shares as of the Record Date).

The following table sets out the burn rate and overhang of the Stock Option Plan for Fiscal 2020 and Fiscal 2019:

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	Financial Year Ended March 31, 2020	Financial Year Ended March 31, 2019	Peer Group Range (Median)
Burn Rate (1)	7.26%	4%	2.11% - 6.59% (3 - 5%)
Overhang (2)	11.01%	5.2%	13.44 - 22.99% (17 - 18%)

Notes:

(1)	The number of options granted annually, expressed as a percentage of the weighted average number of Common Shares outstanding for each financial year.
(2)	The total number of Common Shares reserved for issuance under the Stock Option Plan, less the number of options redeemed, expressed as a percentage of the total number of Common Shares outstanding as at March 31 of each year on a diluted basis.

Peer Group

The GHR Committee and the Board review the use of the Stock Option Plan on an annual basis with respect to how the Corporation aligns with the market.

The GHR Committee engaged FW Cook to conduct a review of the competitiveness of the Corporation’s executive compensation programs for Fiscal 2020 in connection with determining Fiscal 2021 and has previously engaged third-party compensation consultants to review competitiveness of base salaries, short-term cash incentives, and long-term equity incentive programs. The Corporation’s executive compensation program design builds on the analysis and direction of these consultants, taking into account data from the annual Radford Global Life Sciences Survey, and incorporates review of comparative groups of publicly traded companies with similar revenue and employee population profiles. The Radford Global Life Sciences Survey provides data from participating companies with respect to their compensation practices in numerous areas and with respect to various positions, including senior management positions. The companies in the Corporation’s public company peer group were selected based on various factors, including industry, market capitalization, development stage, and number of employees.

For the Fiscal 2020, the GHR Committee determined the peer group to be:

Company Name	Headquarters	Ticker
Actinium Pharmaceuticals	New York, NY	ATNM
Allena Pharmaceuticals, Inc.	Massachusetts	ALNA
Aptose Biosciences	Toronto, ON	APTO
Aquinox Pharmaceuticals Inc.	BC, Canada	AQXP
Aridis Pharmaceuticals	California	ARDS
Celsion Corporation	New Jersey	CLSN
Clearside Biomedical	Georgia	CLSD
Correvio Pharma (Cardiome)	Vancouver, BC	CORV
Dova Pharmaceuticals, Inc.	North Carolina	DOVA
Marinus Pharmaceuticals	Radnor, PA	MRNS
Novan Therapeutics	North Carolina	NOVN
Otonomy	California	OTIC
Outlook Therapeutics	New Jersey	OTLK
Ovid Therapeutics	New York, NY	OVID
Resverlogix	Toronto, ON	RVX
scPharmaceuticals, Inc.	Massachusetts	SCPH
Sienna Biopharmaceuticals, Inc.	California	SNNA
Spring Bank Pharmaceuticals	Hopkinton, MA	SBPH
TRACON Pharmaceuticals	California	TCON
vTv Therapeutics	High Point, NC	VTVT

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The Fiscal 2020 metrics were based on the Corporation’s peer group of companies based in the U.S. and Canada with, among other things, similar market capitalization, total revenues of less than US$1,000,000, 50 or fewer employees, and at least one product in Phase III clinical stage of development or similar technology.

The Fiscal 2021 metrics were based on amendment of the peer group to reflect pre-commercial stage, publicly-traded drug development companies with a cardiovascular therapeutic focus and an executive team located in San Diego or Canada, with an average market capitalization, based on available information at the time of selection, between US$40,000,000 and US$600,000,000. Peers generally had revenues of less than US$10,000,000, fewer than 50 employees, and were located in Canada or on the U.S. West Coast. The revised peer group is as follows:

Company Name	Headquarters	Ticker
Antibe Therapeutics Inc.	Toronto, ON	ATE.V
Aptose Biosciences Inc.	Toronto, ON	APTO
Arch Biopartners Inc.	Toronto, ON	ARCH.V
Ardelyx, Inc.	Fremont, CA	ARDX
Athersys, Inc.	Cleveland, OH	ATHX
Aurinia Pharmaceuticals Inc.	Victoria, BC	AUP.TO
BELLUS Health Inc.	Laval, QC	BLU.TO
BioCardia, Inc.	San Carlos, CA	BCDA
Catalyst Biosciences, Inc.	South San Francisco, CA	CBIO
Cidara Therapeutics, Inc.	San Diego, CA	CDTX
CytoDyn Inc.	Vancouver, WA	CYDY
Eastwood Bio-Medical Canada	Richmond, BC	EBM.V
Geron Corporatin	Menlo Park, CA	GERN
Lineage Cell Therapeutics, Inc.	Carlsbad, CA	LCTX
Matinas Biopharma Holdings, Inc.	Redminster, NJ	MTNB
MediciNova, Inc.	La Jolla, CA	MNOV
MEI Pharma, Inc.	San Diego, CA	MEIP
NantKwest, Inc.	San Diego, CA	NK
Pfenex Inc.	San Diego, CA	PFNX
PharmaCyte Biotech, Inc.	Laguna Hills, CA	PMCB
ProMIS Neurosciences, Inc.	Toronto, ON	ARFXF
Resverlogix Corp.	Calgary, AB	RVX
SCYNEXIS, Inc.	Jersey City, NJ	SCYX
Viking Therapeutics	San Diego, CA	VKTX
Xenon Pharmaceuticals Inc.	Burnaby, BC	XENE

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The Board also considered survey data relative to similarly-situated life science companies (i.e., <$5,000,000 in revenue and <50 employees) according to compensation data from the Radford Life Science (January 2019) and AON/Radford’s Equity Trends Analysis Life Science Edition (October 2018) (the “Radford Survey”). The Radford study found that companies similar in size and revenue to the Corporation had burn rates in 2019 ranging from 2.11% to 6.59% with the median burn rate between 3% to 5%. In addition, total overhang for companies in life sciences similarly situated to the Corporation ranged between 13.44% and 22.99% during the same time period with the median overhang between 17% to 18%. The TSX Venture Exchange caps overhang at 20%.

The Corporation’s proposed increase in available Common Shares for the Stock Option Plan is based on a fixed 15% cap as more particularly described in this Proxy Statement under “Proposal No. 5 – Approval of Amended Stock Option Plan”.

Equity Incentive Plan

On May 22, 2013, the Equity Incentive Plan was adopted by the Board in order to, among other things, provide the Corporation with a share-related mechanism to attract, retain and motivate qualified directors, employees and consultants. The Equity Incentive Plan has been amended from time to time, including most recently on August 26, 2019, which most recent amendments are subject to the approval of Shareholders as more particularly described in this Proxy Statement under “Proposal No. 6 – Approval of Amended Equity Incentive Plan”.

The following is a summary of certain material provisions of the Equity Incentive Plan as it exists in its current form. It is not a comprehensive discussion of all of the terms and conditions of the Equity Incentive Plan. Readers are advised to review the full text of the Equity Incentive Plan to fully understand all terms and conditions of the Equity Incentive Plan. A copy of the Equity Incentive Plan can be obtained by contacting the Corporation’s Corporate Secretary.

Eligible Persons may participate in the Equity Incentive Plan. “Eligible Persons” under the Equity Incentive Plan consist of any director, officer, employee or consultant (as defined in the Equity Incentive Plan) of the Corporation or of a subsidiary. A participant is an Eligible Person to whom an award has been granted under the Equity Incentive Plan. The Equity Incentive Plan provides the Corporation with the option to grant to Eligible Persons Bonus Shares, Restricted Shares, Restricted Share Units, Performance Share Units, Deferred Share Units and other Share-Based Awards. As of March 31, 2020, all of our 32 full-time employees and four directors were eligible to participate in the Equity Incentive Plan.

Subject to the adjustment provisions provided for in the Equity Incentive Plan and the applicable rules and regulations of all regulatory authorities to which the Corporation is subject (including any stock exchange), the total number of Common Shares reserved for issuance pursuant to awards granted under the Equity Incentive Plan will be equal to a number that (A) if, and for so long as the Common Shares are listed on the TSXV, shall not exceed the lower of (i) 1,953,318 Common Shares (representing 2.5% of the number of Common Shares issued and outstanding as of April 9, 2019) and (ii) 15% of the issued and outstanding Common Shares as of April 9, 2019, representing 11,719,910 Common Shares, which number shall include Common Shares issuable pursuant to options issued under the Stock Option Plan.

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If, and for so long as the Common Shares are listed on the TSXV, no more than 2% of the issued and outstanding Common Shares may be granted to any one consultant or employee conducting investor relations activities in any 12- month period.

The Board has the right to determine that any unvested or unearned Restricted Share Units, Deferred Share Units, Performance Share Units or other Share-Based Awards or Restricted Shares subject to a Restricted Period outstanding immediately prior to the occurrence of a change in control shall become fully vested or earned or free of restriction upon the occurrence of such change in control. The Board may also determine that any vested or earned Restricted Share Units, Deferred Share Units, Performance Share Units or other Share-Based Awards shall be cashed out at the market price as of the date such change in control is deemed to have occurred, or as of such other date as the Board may determine prior to the change in control. Further, the Board shall have the right to provide for the conversion or exchange of any Restricted Share Unit, Deferred Share Unit, Performance Share Unit or other Share-Based Award into or for rights or other securities in any entity participating in or resulting from the change in control.

The Equity Incentive Plan is administered by the Board and the Board has sole and complete authority, in its discretion, to determine the type of awards under the Equity Incentive Plan relating to the issuance of Common Shares (including any combination of Bonus Shares, Restricted Share Units, Performance Share Units, Deferred Share Units, Restricted Shares or other Share-Based Awards) in such amounts, to such persons and under such terms and conditions as the Board may determine, in accordance with the provisions of the Equity Incentive Plan and the recommendations made by the GHR Committee.

Subject to the approval of Shareholders and as more particularly described in this Proxy Statement under “Proposal No. 6 – Approval of Amended Equity Incentive Plan”, on [●], 2020, the Corporation, on the recommendation and approval of the Board, amended the Equity Incentive Plan. The proposed amendments provide for an increase to the existing limits for Common Shares reserved for issuance under the Equity Incentive Plan.

Other Forms of Compensation

Retirement Savings Programs

Since June 1, 2016, the Corporation has sponsored a voluntary Registered Retirement Savings Plan (“RRSP”) matching program, which is open to all eligible employees, including NEOs, who reside in Canada. The RRSP matching program matches employees’ contributions up to a maximum of C$1,500 per fiscal year for eligible employees who participate in the program. Effective January 1, 2019, a 401K plan was implemented for U.S. employees. Because of the small size of the Corporation’s current employee population in the U.S., and to assure passage of anti-discrimination testing, the 401K administrator, TransAmerica, required either a 4% match or a 3% “safe harbor” contribution. Balancing cost considerations with a plan design that is both externally competitive and internally equitable, Acasti adopted the “safe harbor” provision which provides a contribution of 3% of salary to the 401K accounts of all eligible U.S. employees, including NEOs who reside in the United States.

Other Benefits and Perquisites

The Corporation’s executive employee benefit program also includes life, medical, dental and disability insurance. These benefits and perquisites are designed to be competitive overall with equivalent positions in comparable organizations. The Corporation does not have a pension plan for employees.

Compensation Paid by the Corporation to Named Executive Officers

The following table sets forth the compensation information for the NEOs during Fiscal 2020, Fiscal 2019 and the fiscal year ended March 31, 2018 (13-month period) (“Fiscal 2018”).

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Name and Principal Position	Period Ended	Salary ($)	Bonus ($)	Share- Based Awards ($)	Long Term Option-Based Awards ($) (1) (2)	Annual Short Term Incentive Plans ($)	All Other Compensation ($)	Total Compensation ($)
Jan D’Alvise President and CEO	March 31, 2020	$410,703	$154,781	-	$1,620,863	-	-	$2,186,347
	March 31, 2019	$372,919	$180,566	-	$372,070	-	-	$925,555
	March 31, 2018	$336,503	$142,968	-	$411,593	-	-	$891,604
Pierre Lemieux COO	March 31, 2020	$264,128	$80,018	-	$603,458	-	-	$947,604
	March 31, 2019	$195,329	$74,308	-	$150,066	-	-	$419,703
	March 31, 2018	$197,658	$55,438	-	$148,365	-	-	$401,461
	March 31, 2020	$289,615	$87,000	-	$357,461	-	-	$734,106
Brian Groch (3) CCO	March 31, 2019	$221,268	$66,500	-	$123,168	-	-	$410,936
	March 31, 2020	$167,775	$37,785	-	$166,807	-	-	$372,367
Jean-François Boily (4) VP Finance	March 31, 2019	$77,692	$22,297	-	$83,584	-	-	$184,204
Notes:
	(1)	The fair value of stock options is estimated at the grant date using the Black-Scholes option pricing model. This model requires the input of a number of parameters, including share price, share exercise price, expected share price volatility, expected time until exercise and risk-free interest rates. Although the assumptions used reflect management’s best estimates, they involve inherent uncertainties based on market conditions generally outside of the Corporation’s control.
	(2)	The fair value of the option-based awards granted on July 2, 2018 was C$0.54; The fair value of the option-based awards granted on April 15, 2019 was C$ 0.91; the fair value of the option-based awards granted on August 27, 2019 was C$1.85 and the fair value of the option-based awards granted on March 31, 2020 was C$0.41.
	(3)	Mr. Groch was appointed the Corporation’s CCO on June 1, 2018. His Fiscal 2019 base salary was US$280,000. In Fiscal 2019, Mr. Groch was employed with the Corporation 10 months and earned an actual total of $221,268 in base salary
	(4)	Mr. Boily was appointed the Corporation’s VP Finance on September 24, 2018. His Fiscal 2019 base salary was $160,900. In Fiscal 2019, Mr. Boily earned an actual total of $77,692 in base salary.

Outstanding Share-Based Awards and Option-Based Awards

The following tables provide information on the number and value of the outstanding option-based awards held by NEOs at the end of Fiscal 2020. There are no share-based awards outstanding as of March 31, 2020.

Option-Based Awards

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Name/Grant Date	Number of Common Shares underlying unexercised options (#) exercisable	Number of Common Shares underlying unexercised options (#) unexercisable	Option Exercise Price (C$)	Option Expiration Date
Jan D’Alvise
March 31, 2020	-	1,335,000	0.53	March 31, 2030
April 15, 2019	192,975	578,975	1.28	April 15, 2029
April 15, 2019	56,525	169,575	1.28	April 15, 2029
July 2, 2018	453,124	453,124	0.77	July 2, 2028
June 14, 2017	114,667	57,333	1.77	June 14, 2027
June 14, 2017	172,000	86,000	1.77	June 14, 2027
May 12, 2016	525,000	-	1.56	May 12, 2023
Pierre Lemieux
March 31, 2020	-	587,000	0.53	March 31, 2030
April 15, 2019	67,675	203,025	1.28	April 15, 2029
April 15, 2019	19,825	59,475	1.28	April 15, 2029
July 2, 2018	182,757	182,757	0.77	July 2, 2028
June 14, 2017	41,333	20,667	1.77	June 14, 2027
June 14, 2017	62,000	31,000	1.77	June 14, 2027
February 24, 2017	50,000	-	1.65	February 24, 2027
May 30, 2016	31,400	-	1.99	May 30, 2023
June 1, 2015	16,900	-	4.50	June 1, 2022
Brian Groch
March 31, 2020	-	587,000	0.53	March 31, 2030
April 15, 2019	29,000	87,000	1.28	April 15, 2029
April 15, 2019	8,500	25,500	1.28	April 15, 2029
July 2, 2018	150,000	150,000	0.77	July 2, 2028
Jean-François Boily
March 31, 2020	-	253,000	0.53	March 31, 2030
April 15, 2019	25,000	50,000	1.28	April 15, 2029
September 21, 2018	100,000	100,000	0.78	September 21, 2028

Share-Based Awards and Option-Based of the Corporation – Value Vested during Fiscal 2020

The following table sets out the value of share-based awards and the value of option-based awards of the Corporation held by the NEOs of the Corporation that vested during Fiscal 2020:

Name	Share-Based Awards (C$)	Option-Based Awards (C$)
Jan D’Alvise	--	C$793,905
Jean-François Boily	--	C$68,607
Pierre Lemieux	--	C$306,654
Brian Groch	--	C$116,939

Employment Agreements with Named Executive Officers

Jan D’Alvise, President and CEO

On May 11, 2015, the Corporation entered into an executive employment agreement with Ms. D’Alvise. Pursuant to her employment agreement, Ms. D’Alvise’s annual base salary was set at $330,000 and she is eligible to receive annual performance bonuses based on a target amount of 50% of her annual base salary with a maximum of up to 80% of her annual base salary. In accordance with the terms and provisions of the employment agreement entered into with Ms. D’Alvise, the Corporation may terminate the executive’s employment at any time for “good and sufficient cause”, as defined in the employment agreement, without notice or severance. The Corporation may terminate the executive’s employment at any time without cause or upon a change of control, as defined in its Stock Option Plan, by providing the executive with 60 days’ notice of termination and payment equal to 12 months’ base salary plus any bonus payable. The executive may decide to resign from employment and must provide the Corporation with at least 60 days' advance written notice. The executive may decide to terminate employment with “good reason”, as defined in the employment agreement, and the Corporation is required to make payment equal to 12 months’ base salary plus any bonus payable.

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Pierre Lemieux, COO

On September 26, 2017, the Corporation entered into an executive employment agreement with Dr. Lemieux. Pursuant to his employment agreement, Dr. Lemieux’s annual base salary was set at C$253,700 and he is eligible to receive annual performance bonuses of up to 40% of his annual base salary. In accordance with the terms and provisions of the employment agreement entered into with Dr. Lemieux, the Corporation may terminate the executive’s employment at any time for “good and sufficient cause”, as defined in the employment agreement, without notice or severance. The Corporation may terminate the executive’s employment at any time without cause or upon a change of control, as defined in the Stock Option Plan, by providing the executive with 30 days’ notice of termination and payment equal to 12 months’ base salary plus any bonus payable. The executive may decide to resign from employment and must provide the Corporation with at least 60 days' advance written notice. The executive may decide to terminate employment with “good reason”, as defined in the employment agreement, and the Corporation is required to make payment equal to 12 months of base salary.

Brian Groch, CCO

On May 31, 2018, the Corporation entered into an executive employment agreement with Mr. Groch. Pursuant to his employment agreement, Mr. Groch’s annual base salary was set at $280,000 and he is eligible to receive annual performance bonuses of up to 40% of his annual base salary. In accordance with the terms and provisions of the employment agreement entered with Mr. Groch, the Corporation may terminate the executive’s employment at any time for “good and sufficient cause”, as defined in the employment agreement, without notice or severance. The Corporation may terminate the executive’s employment at any time, for any reason, with or without notice. Similarly, the employee has the right to terminate his employment with us at any time for any reason, with or without notice. The employee also has the right to terminate his employment with the Corporation upon the occurrence of “constructive termination” as defined in the employment agreement. Should the Corporation terminate the executive’s employment without cause or should the executive terminate his employment as a result of constructive termination, the Corporation will pay the executive an amount equal to 6 months of base salary. Should the executive’s employment be terminated without cause upon a change of control event, as defined in the Stock Option Plan, the Corporation will pay the executive an amount equal to 12 months of base salary.

Jean-François Boily, VP Finance

On September 21, 2018, the Corporation entered into an employment agreement with Mr. Boily. Pursuant to his employment agreement, Mr. Boily’s annual base salary was set at C$215,000 and he is eligible to receive annual performance bonuses of up to 30% of his annual base salary. In accordance with the terms and provisions of the employment agreement entered with Mr. Boily, the Corporation may terminate the executive’s employment at any time for cause, without notice or severance. The Corporation may terminate the executive’s employment at any time, for any reason, with or without notice. Similarly, the employee has the right to terminate his employment with the Corporation at any time for any reason, with or without notice. Should the Corporation terminate the executive’s employment without cause, the Corporation will pay the executive an amount equal to 3 months of base salary. Should the executive’s employment be terminated without cause upon a change of control event, as defined in the Stock Option Plan, the Corporation will pay the executive an amount equal to 12 months of base salary.

DIRECTORS’ COMPENSATION

Compensation of Directors

Director compensation consists of an annual fixed compensation of $60,000 for the chairman of the Board and $30,000 for the other non-executive Board members. In addition, the chairperson of the Audit Committee and the chairperson of the GHR Committee receive additional compensation of $15,000 and $10,000, respectively, while members of the Audit Committee and the GHR Committee receive additional compensation of $7,500 and $5,000, respectively. The directors are also entitled to a fee of $1,000 per non-regularly scheduled Board meeting as well as a reimbursement for travelling and other reasonable expenses properly incurred by them in attending meetings of the Board or any committee or in otherwise serving us, in accordance with the Corporation’s policy on travel and expenses.

Following their first election to the Board, non-executive directors are eligible to receive an initial equity grant of up to 150% of their annual cash retainer worth of stock options vesting monthly in equal installments over a 12-month period, subject to the other terms and conditions set forth under the heading “Stock Option Plan”. In addition to their initial grant, non-executive directors are eligible to receive an annual equity-based award equal to 100% of their total annual cash retainer vesting monthly in equal installments over a 18-month period (subject to the approval of the Shareholders at the Meeting to approve an amendment to the Stock Option Plan to reduce the minimum vesting period applicable for option grants to directors from 18 months on a quarterly basis to 12 months on a monthly basis). These awards will be granted at the same time that the Corporation performs its annual performance review for its employees, subject to availability of Common Shares and subject to the terms and conditions described under the headings “Stock Option Plan” and “Equity Incentive Plan”. The level of these awards will be consistent with equivalent awards in comparable companies obtained from the benchmark exercise and in accordance with the recommendations obtained from the Corporation’s independent compensation consultant.

To further align the interests of the Corporation’s non-executive directors with those of the Corporation’s Shareholders, the Board has adopted share ownership guidelines. Under these guidelines, executive directors are required to retain and hold 50% of the shares acquired by them under any equity incentive award granted on or after June 7, 2017 (after subtracting shares sold to pay for option exercise costs, and relevant federal, state, and local taxes, which are assumed to be at the highest marginal tax rates). In addition, the share retention rule applies unless the non-executive director beneficially owns shares with a value at or in excess of 2x then-current total annual cash retainer. The value of a non-executive director’s shares for purposes of the share ownership guidelines is deemed to be the greater of the then- current fair market value of the shares, or the individual’s cost basis in the shares. Shares counted in calculating the share ownership guidelines include shares beneficially owned outright, including from open market purchases, shares retained after option exercises, and shares of restricted stock or deferred stock units that have fully vested. In addition, in the case of vested, unexercised, in-the-money stock options, the in-the-money value of the stock options will be included in the share ownership calculation. Non-executive directors have 5 years from their initial date of election as director to satisfy the share ownership guidelines.

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Compensation Paid to Directors

The total compensation paid to the non-executive directors by the Corporation during Fiscal 2020 is set out in the following table.

Name	Fiscal Year Ended March 31	Fees Earned ($)	Stock Awards ($)	Option- Based Awards ($)(1)	Non-Equity Incentive Plan Compensation ($)	Non-qualified Deferred Compensation Earnings ($)	All Other Compensation ($)(5)	Total ($)
Roderick N. Carter	2020	$72,500	-	$12,059 (2) $84,123 (3) $23,351 (4)	-	-	-	$194,032
Jean-Marie (John) Canan	2020	$50,000	-	$9,061 (2) $63,127 (3) $25,351 (4)	-	-	-	$147,539
Donald Olds	2020	$47,500	-	$8,039 (2) $56,175 (3) $25,351 (4)	-	-	-	$137,065

______________________________

Notes:

(1)	The fair value of the awards is estimated at the grant date using the Black-Scholes option pricing model. This model requires the input of a number of parameters, including share price, share exercise price, expected share price volatility, expected time until exercise and risk-free interest rates. Although the assumptions used reflect management’s best estimates, they involve inherent uncertainties based on market conditions generally outside of the Corporation’s control.

(2)	Represents options granted on April 15, 2019 under the Stock Option Plan with an exercise price of C$1.28. These options vest in 6 equal installments on a quarterly basis starting from April 15, 2019 until October 15, 2020.

(3)	Represents options granted on April 15, 2019 under the Stock Option Plan with an exercise price of C$1.28. These options vest in 18 equal installments on a monthly basis starting from April 15, 2019 until October 15, 2020 (subject to the approval of the Shareholders at the Meeting to approve an amendment to the Stock Option Plan to reduce the minimum vesting period applicable for option grants to directors from 18 months on a quarterly basis to 12 months on a monthly basis).

(4)	Represents options grant on March 31, 2020 under the Stock Option Plan with an exercise price of C$0.5. These options vest in 18 equal installments on a monthly basis starting from March 31, 2020 until March 31, 2021 (subject to the approval of the Shareholders at the Meeting to approve an amendment to the Stock Option Plan to reduce the minimum vesting period applicable for option grants to directors from 18 months on a quarterly basis to 12 months on a monthly basis).

(5)	The directors do not receive pension benefits or other non-equity based annual compensation.

Outstanding Share-Based Awards and Option-Based Awards for Directors

The following table provides information on the number and value of the outstanding share-based awards and option-based awards held by non-executive directors as at March 31, 2020.

Option-Based Awards

Name/Grant Date	Number of Securities Underlying Unexercised Options (#)	Option Exercise Price (C$)	Option Expiration Date	Value of Unexercised In-The-Money Options (C$) (2)
Roderick N. Carter
March 31, 2020	86,000	0.53	March 31, 2030	--
April 15, 2019	78,200	1.28	April 15, 2029	--
July 2, 2018	80,377	0.77	July 2, 2028	--
June 14, 2017	51,000	1.77	June 14, 2027	--
May 30, 2016	200,000	1.99	May 29, 2023	--
August 19, 2015(1)	10,000	4.80	August 19, 2022	--
Jean-Marie (John) Canan
March 31, 2020	86,000	0.53	March 31, 2030	--
April 15, 2019	58,700	1.28	April 15, 2029	--
July 2, 2018	60,283	0.77	July 2, 2028	--
June 14, 2017	29,000	1.77	June 14, 2027	--
February 24, 2017	50,000	1.65	February 24, 2027	--
Donald Olds
March 31, 2020	86,000	0.53	March 31, 2030	--
April 15, 2019	52,200	1.28	April 15, 2029	--
July 2, 2018	50,000	0.77	July 2, 2028	--

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Notes:

(1)	Option-based awards were consolidated following the consolidation of the Common Shares effective as of October 15, 2015.

(2)	Calculation is based on a trading price of C$0.53 for the Common Shares on the TSXV, as at closing on March 31, 2020.

Option-Based Awards of the Corporation – Value Vested during Fiscal 2020

None of the stock options of the Corporation held by non-executive directors that vested during Fiscal 2020 were in-the-money at their respective vesting date.

Securities Authorized for Issuance Under Equity Compensation Plans

The following table sets out, as at March 31, 2020, the share-based compensation plans of the Corporation pursuant to which shares can be issued from treasury. The number of Common Shares which appears at in the line “Share-based compensation plan” refers to the Stock Option Plan and Equity Incentive Plan.

Plan Category	(A) Number of Common Shares to be issued upon the exercise of outstanding options and rights		(B) Weighted average exercise price of outstanding options and rights (C$)	(C) Numbers of Common Shares available for future issuance under equity compensation plans (excluding securities reflected in column (A))
Equity compensation plans approved by security holders	Stock Option Plan (1)	9,936,486	C$1.00	1,329,382
	Equity Incentive Plan (2)	n/a	n/a	n/a
Equity compensation plans not approved by security holders	Stock Option Plan (3)	2,153,347	C$1.00	2,153,348
	Equity Incentive Plan (4)	n/a	n/a	n/a
Total	12,089,833		C$1.00	3,482,730 (2)

Notes:

(1)   A summary of certain material provisions of the Stock Option Plan is available under “Compensation of Named Executive Officers –Stock Option Plan”.

(2)   The total number of Common Shares reserved for issuance under the Equity Incentive Plan is limited by the number of options that are outstanding under the Stock Option Plan, such that the total number of Common Shares available for issuance under both share-based compensation plans shall not exceed 13,873,257. A summary of certain material provisions of the Equity Incentive Plan is available under “Compensation of Named Executive Officers – Equity Incentive Plan”.

(3)   At the Meeting, Shareholders will be asked to consider a resolution to approve amendments to the Stock Option Plan to approve an increase to the total fixed number of Common Shares that may be issued upon the exercise of all options granted under the plan. See “Proposal No. 5 – Approval of Amended Stock Option Plan”.

(4)   At the Meeting, Shareholders will be asked to consider a resolution to approve amendments to the Equity Incentive Plan to approve an increase the total number of Common Shares reserved for issuance pursuant to awards granted under the Equity Incentive Plan. See “Proposal No. 6 – Approval of Amended Equity Incentive Plan”.

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PENSION BENEFIT PLANS

The Corporation has no pension benefit plans.

INTEREST OF INFORMED PERSONS IN MATERIAL TRANSACTIONS

For the purposes of this Proxy Statement, “informed person” means: (i) a director or executive officer of the Corporation; (ii) a director or executive officer of a person or corporation that is itself an informed person or subsidiary of the Corporation; (iii) any person or corporation who beneficially owns, or controls or directs, directly or indirectly, voting securities of the Corporation or a combination of both carrying more than 5% of the voting rights attached to all outstanding voting securities of the Corporation other than voting securities held by the person or Corporation as underwriter in the course of a distribution; and (iv) the Corporation if it has purchased, redeemed or otherwise acquired any of its own securities, for so long as it holds any of its securities.

To the best of the Corporation’s knowledge, no informed person of the Corporation, and no associate or affiliate of informed persons, at any time since the beginning of its last completed financial year, has or has had any material interest, direct or indirect, in any transaction for the last two completed financial years of the Corporation, or in any proposed transaction that has materially affected or would materially affect the Corporation or any of its subsidiaries, which involves an amount exceeding the lesser of C$120,000 or one percent of the average of the Corporation’s total assets at year-end for the last two completed fiscal years.

HOUSEHOLDING OF ANNUAL PROXY MATERIALS

Some banks, brokers and other nominee record holders may be participating in the practice of “householding” proxy statements and annual reports. This means that only one copy of the Corporation’s proxy materials or annual report to Shareholders may have been sent to multiple Shareholders in each household unless otherwise instructed by such Shareholders. We will deliver promptly a separate copy of these documents to any Shareholder upon written or oral request to the Corporation’s Vice President, Finance at Acasti Pharma Inc., 3009 boul. de la Concorde East, Suite 102 Laval, Québec, Canada, H7E 2B5, telephone: (450) 686-4555. Any Shareholder who wants to receive separate copies of the Corporation’s proxy materials or annual report to Shareholders in the future, or any Shareholders who is receiving multiple copies and would like to receive only one copy per household, should contact the Shareholder’s bank, broker, or other nominee record holder, or the Shareholder may contact us at the above address and phone number.

INDEBTEDNESS OF DIRECTORS AND OFFICERS

No person who is, or who was within the 30 days prior to the date of this Proxy Statement, a director, executive officer, employee or any former director, executive officer or employee of the Corporation or a subsidiary thereof, and no person who is a nominee for election as a director of the Corporation, and no associate of such persons is, or was as of the Record Date, indebted to the Corporation or a subsidiary of the Corporation or indebted to any other entity where such indebtedness is subject to a guarantee, support agreement, letter of credit or other similar arrangement or understanding provided by the Corporation or a subsidiary of the Corporation.

MANAGEMENT CONTRACTS

None of the management functions of the Corporation are to any substantial degree performed other than by the directors or executive officers of the Corporation.

RESTRICTED SECURITIES

No action to be taken as set out herein involves a transaction that would have the effect of converting or subdividing, in whole or in part, existing securities into restricted securities or creating new restricted securities.

DIRECTOR AND OFFICER LIABILITY INSURANCE

As of December 31, 2019, the Corporation has subscribed to liability insurance for its directors and officers covering liability that may be incurred in connection with their functions, subject to the relevant provisions of the QBCA. The total insurance coverage is $20,000,000 per claim and per insurable period and comprises a 25% coinsurance on the first $10,000,000. Each claim is subject to up to a $2,500,000 deductible for the directors and executive officers, as a whole. The total premium for the current year of coverage was approximately $792,800.

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AUDIT COMMITTEE INFORMATION

The Audit Committee is responsible for assisting the Board in fulfilling its oversight responsibilities with respect to financial reporting, including (i) reviewing the Corporation’s procedures for internal control with the Corporation’s independent auditor and management performing financial functions; (ii) reviewing and approving the engagement of the independent auditor; (iii) reviewing annual and quarterly financial statements and all other material periodic disclosure documents, including the Corporation’s annual report on Form 10-K, quarterly reports on Form 10-Q and the management’s discussion and analysis contained therein; (iv) assessing the Corporation’s financial and accounting personnel; (v) assessing the Corporation’s accounting policies; (vi) reviewing the Corporation’s risk management procedures; and (vii) reviewing any significant transactions outside the Corporation’s ordinary course of business and any pending litigation involving the Corporation.

The Audit Committee has direct communication channels with the Corporation’s management performing financial functions and the external auditor of the Corporation to discuss and review such issues as the Audit Committee may deem appropriate.

As of March 31, 2020, the Audit Committee was composed of Mr. Canan, as chairperson, Dr. Carter and Mr. Olds. Each member of the Audit Committee is “financially literate” within the meaning of National Instrument 52-110 of the Canadian Securities Administrators (“NI 52 110”) and “independent” within the meaning of NI 52-110 and Rule 10A-3 of the Exchange Act. For more information on the expertise and experience of each member, please refer to “Proposal No. 1 – Election of Directors – Nominees for Election as Director”.

The Audit Committee’s charter can be found on the Corporation’s website at https://www.acastipharma.com/en/investors/corporate-governance/governance-documents.

CORPORATE GOVERNANCE

BOARD OF DIRECTORS

Board Oversight of Risk

With regard to risk management, the Board will ensure that the business of the Corporation is conducted in compliance with applicable laws and regulations and according to the highest ethical standards and will identify and document the financial risks and other risks that the Corporation faces in the course of its business and ensure that such risks are appropriately managed.

The Board as a whole has responsibility for risk oversight, with more in-depth reviews of certain areas of risk being conducted by the relevant Board committees that report on their deliberations to the full Board. The Board and its committees fulfill their oversight responsibilities supported by management, whose reporting processes are designed to provide information to the Board about the identification, assessment and management of critical risks and management’s risk mitigation strategies. Areas of risk evaluated include research and development, patents, commercial matters, human resources, funding, regulatory matters, operational risks, financial (accounting, liquidity and tax) matters, legal requirements, compensation, competitive risks and health, safety and reputational risks, among others.

The standing committees of the Board oversee risks associated with their respective principal areas of focus. The Audit Committee’s role includes a particular focus on the qualitative aspects of financial reporting to Shareholders, on our processes for the management of business and financial risk, our financial reporting obligations and for compliance with significant applicable legal, ethical and regulatory requirements. The Audit Committee, along with management, is also responsible for developing and participating in a process for review of important financial and operating topics that present potential significant risk to the Corporation. The GHR Committee is responsible for overseeing risks and exposures associated with our compensation programs and arrangements, including our executive and director compensation programs and arrangements, and management succession planning. The GHR Committee also oversees risks relating to our corporate governance matters and policies and director succession planning.

We recognize that a fundamental part of risk management is understanding not only the risks a company faces and what steps management is taking to manage those risks, but also understanding what level of risk is appropriate for that company. Through their involvement in setting our business strategy, the Board seeks to assess management’s appetite for risk and also determine what constitutes an appropriate level of risk for the Corporation.

We believe our current Board leadership structure is appropriate and helps ensure proper risk oversight for the Corporation. The full Board conducts general risk oversight in connection with its role in reviewing our key long-term and short-term business strategies and monitoring on an ongoing basis the implementation of our key business strategies, while our standing Board committees conduct more specific risk oversight related to their responsibilities. The Chair ensures that there is sufficient time on the Board agenda for risk management discussions.

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Director Independence

The Board believes that, in order to maximize effectiveness, the Board must be able to operate independently. A majority of directors must satisfy the applicable tests of independence, such that the Board complies with all independence requirements under applicable corporate and securities laws and stock exchange requirements. No director will be independent unless the Board has affirmatively determined that the director has no material relationship with the Corporation or any of its affiliates, either directly or indirectly or as a partner, Shareholder or officer of an organization that has a relationship with the Corporation or its affiliates. Such determinations will be made on an annual basis and, if a director joins the Board between annual meetings, at such time.

Independent Directors

The Board determined that Dr. Carter, Mr. Canan and Mr. Olds are “independent” within the meaning of NI 52-110 and NASDAQ rules.

Directors who are Not Independent

The Board determined that Ms. D’Alvise is not “independent” within the meaning of NI 52-110 and NASDAQ rules given that she is the President and CEO of the Corporation.

Majority of Directors will be Independent

As of the date of this Proxy Statement, the Board determined that currently 3 out of 4 members of the Board are “independent” within the meaning of NI 52-110 and NASDAQ rules. Upon the election of the proposed directors, 3 out of 4 members of the Board for the ensuing year will be “independent” within the meaning of NI 52-110 and NASDAQ rules.

Attendance Record of Directors for Board Meetings

During Fiscal 2020, the Board held 16 meetings. All directors were in attendance for each regularly scheduled quarterly and annual meeting of the Board.

Chairman of the Board

Dr. Carter acts as Chairman of the Board. His duties and responsibilities consist in the oversight of the quality and integrity of the Board’s practices.

Board Mandate

The Board is responsible for overseeing management in carrying out the business and affairs of the Corporation. Directors are required to act and exercise their powers with reasonable prudence in the best interests of the Corporation. The Board agrees with and confirms its responsibility for overseeing management’s performance in the following particular areas:

•	approving and monitoring the Corporation’s compliance procedures;
•	establishing and developing of the Corporation’s corporate governance principles and committees;
•	evaluating the strategic plan of the Corporation;
•	identification and oversight of the principal risks associated with the business of the Corporation and application of appropriate systems to manage and mitigate such risks;
•	planning for succession of management;
•	the Corporation’s policies regarding communications with its Shareholders and others; and
•	the integrity of the internal controls and management information systems of the Corporation.

In carrying out its mandate, the Board relies primarily on management to provide it with regular detailed reports on the operations of the Corporation and its financial position. The Board reviews and assesses these reports and other information provided to it at meetings of the Board and/or of its committees. At least annually, the Board approves a strategic plan for the Corporation taking into account, among other things, the opportunities and risks of the Corporation’s business, its risk appetite, emerging trends, and the competitive environment in the industry.

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Position Descriptions

How the Board Delineates the Role and Responsibilities of the Chair and the Chair of each Board Committee

Written position descriptions have been approved for the chairs of each committee of the Board. The primary role and responsibility of the chair of each committee of the Board is to: (i) in general, ensure that the committee fulfills its mandate, as determined by the Board and in accordance with the committee’s charter; (ii) chair meetings of the committee; (iii) report to the Board; and (iv) act as liaison between the committee and the Board and management. The Board has adopted a written position description for the chairman of the Board.

Chairman of the Board

The chairman of the Board is responsible for leading the Board to fulfill its duties under the Board’s mandate as independent of management and acting as an advisor to the CEO.

The chairman’s duties include, but are not limited to, setting meeting agendas, approving and supervising management’s progress towards achieving strategic goals, chairing meetings and working with the respective committees and management to ensure, to the greatest extent possible, the effective functioning of the committees and the Board. The chairman must oversee that the relationship between the Board, management of the Corporation, the Shareholders and other stakeholders are effective, efficient and further to the best interests of the Corporation.

How the Board Delineates the Role and Responsibilities of the CEO

The Board has not developed a written position description for the CEO. The CEO’s objectives are discussed and decided during a Board meeting following the CEO’s presentation of the Corporation’s annual plan. These objectives include a general mandate to maximize Shareholder value. The Board approves the CEO’s objectives for the Corporation on an annual basis and reviews them quarterly.

Orientation and Continuing Education

Measures the Board Takes to Orient New Directors

The Corporation provides orientation for new appointees to the Board and committees in the form of informal meetings with members of the Board and senior management, complemented by presentations on the main areas of the Corporation’s business. The Board does not formally provide continuing education to its directors, as directors are experienced members. The Board relies on professional assistance, when judged necessary, in order to be educated/updated on a particular topic.

Measures the Board Takes to Ensure that its Directors Maintain the Skill and Knowledge Necessary to Meet their Obligations as Directors

The Board does not formally provide continuing education to its directors. The directors are experienced members. The Board relies on professional assistance when judged necessary in order to be educated/updated on a particular topic.

Ethical Business Conduct

Code of Business Conduct and Ethics

The Board adopted a Code of Business Conduct and Ethics, (the “Code of Conduct”), for the Corporation’s directors, officers and employees on May 31, 2007, as amended from time to time. The Code of Conduct can be found on the SEC’s EDGAR website at www.sec.gov and SEDAR at www.sedar.com and on the Corporation’s web site on www.acastipharma.com. A copy of the Code of Conduct can also be obtained by contacting the Corporate Secretary of the Corporation. Any breach of the Code of Conduct must be brought to the attention of the Board by the CEO or other senior executives. No report has ever been filed which pertains to any conduct of a director or executive officer that constitutes a breach to the Code of Conduct.

The Board actively monitors compliance with the Code Conduct and promotes a business environment where employees are encouraged to report malfeasance, irregularities and other concerns. The Code of Conduct provides for specific procedures for reporting non-compliant practices in a manner which, in the opinion of the Board, encourages and promotes a culture of ethical business conduct.

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The Board has also adopted a disclosure policy, an insider trading policy, a Majority Voting Policy, management and Board compensation policies, and a whistleblower policy.

Steps the Board Takes to Ensure Directors Exercise Independent Judgement

Under the Civil Code of Québec, to which the Corporation is subject as a legal person incorporated under the Business Corporations Act (Québec) (L.R.Q., c. S-31), a director of the Corporation must immediately disclose to the Board any situation that may place him in a conflict of interest. Any such declaration of interest is recorded in the minutes of proceeding of the Board. The director abstains, except if required, from the discussion and voting on the question. In addition, it is the policy of the Corporation that an interested director recuse himself or herself from the decision-making process pertaining to a contract or transaction in which he or she has an interest.

NOMINATION OF DIRECTORS

The Board receives recommendations from the GHR Committee, but retains responsibility for managing its own affairs by, among other things, giving its approval for the composition and size of the Board, and the selection of candidates nominated for election to the Board. The GHR Committee initially evaluates candidates for nomination for election as directors, having regard to the background, employment and qualifications of possible candidates.

The selection of the nominees for the Board is made by the other members of the Board, based on the needs of the Corporation and the qualities required to sit on the Board, including ethical character, integrity and maturity of judgment of the candidates; the level of experience of the candidates, their ideas regarding the material aspects of the business of the Corporation, the expertise of the candidates in fields relevant to the Corporation while complementing the training and experience of the other members of the Board; the will and ability of the candidates to devote the necessary time to their duties to the Board and its committees, the will of the candidates to serve on the Board for numerous consecutive financial periods and, the will of the candidates to refrain from engaging in activities which conflict with the responsibilities and duties of a director of the Corporation and its Shareholders. The Corporation confirms that the training and qualifications of potential new directors correspond to the selection criteria of the Board and, depending on the results of that research, organizes meetings with the potential candidates.

In the case of incumbent directors whose terms of office are set to expire, the Corporation will review such directors’ overall service to the Corporation during their term of office, including the number of meetings attended, level of participation, quality of performance and any transactions of such directors with the Corporation during their term of office.

The Corporation may use various sources in order to identify the candidates for the Board, including its own contacts and the references of other directors, officers, advisors of the Corporation and executive placement agencies. The Corporation will consider director candidates recommended by Shareholders and will evaluate director candidates in the same manner in which it evaluates candidates recommended by other sources. In making recommendations for director nominees for the annual meeting of Shareholders, the Corporation will consider any written recommendations of director candidates by Shareholders received by the Corporate Secretary of the Corporation not later than 120 days before the anniversary of the previous year’s annual meeting of Shareholders. Recommendations must include the candidate’s name, contact information and a statement of the candidate’s background and qualifications and must be mailed to the Corporation.

Following the selection of the candidates by the Board, the Corporation will propose a list of candidates to the Shareholders for the annual meeting of Shareholders.

The Board does not have a nominating committee and has not adopted any formal written director term limit policy, other than as described above in the section entitled “Majority Voting Policy.”

Shareholders who wish to suggest a candidate for the Board may submit a written recommendation to our Corporate Secretary at 3009 boul. de la Concorde East, Suite 102 Laval, Québec, Canada H7E 2B5, telephone: (450) 686-4555, subject to compliance with the Advance Notice Bylaw and the requirements under the section entitled “Questions About the Meeting and Voting Your Shares”, along with the Shareholder’s name, setting forth, among other things:

•	the name, age, and province or state, and country of residence of the proposed nominee;
•	the principal occupation, business or employment of the proposed nominee, both at present and within the 5 years preceding the recommendation;
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•	the number of Common Shares which are beneficially owned, or controlled or directed, directly or indirectly, by the proposed nominee as of the record date for the meeting of Shareholders (if such date shall then have been made publicly available and shall have occurred) and as of the date of such notice;
•	a description of any agreement, arrangement or understanding (financial, compensation or indemnity related or otherwise) between the nominating Shareholder and the proposed nominee, or any affiliates or associates of, or any person acting jointly or in concert with the nominating Shareholder or the proposed nominee, in connection with the proposed nominee’s election as director; and
•	whether the proposed nominee is party to any existing or proposed relationship, agreement, arrangement or understanding with any competitor of the Corporation or its affiliates or any other third party which may give rise to a real or perceived conflict of interest between the interests of the Corporation and the interests of the proposed nominee.

Other Board Committees

Other than the Audit Committee, the Corporation also has the GHR Committee.

MANDATE OF GHR COMMITTEE

The mandate of the GHR Committee consists of the evaluation of the proposed nominations of senior executives and director candidates to the Board; recommending for Board approval, if appropriate, revisions of the corporate governance practices and procedures; developing new charters for any new committees established by the Board; monitoring relationships and communication between management and the Board; monitoring emerging best practices in corporate governance; and oversight of governance matters and assessing the Board and its committees. The GHR Committee is also in charge of establishing the procedures which must be followed by us to comply with applicable guidelines of the TSXV and NASDAQ regarding corporate governance.

The GHR Committee has the responsibility of evaluating the compensation and performance incentives of, as well as the benefits granted to, the Corporation’s management in accordance with their responsibilities and performance, as well as to recommend the necessary adjustments to the Board. The GHR Committee also reviews the amount and method of compensation granted to the directors. The GHR Committee may mandate an external firm in order to assist it during the execution of its mandate. The GHR Committee considers time commitment, comparative fees and responsibilities in determining compensation. With respect to the compensation of the Corporation’s officers, see “Compensation of Named Executive Officers”.

The GHR Committee is composed of independent members within the meaning of NI 52-110 and NASDAQ rules, namely Mr. Olds., Dr. Carter and Mr. Canan.

The GHR Committee’s charter can be found on the Corporation’s website at https://www.acastipharma.com/en/investors/corporate-governance/governance-documents.

Assessments

The Board, its committees and each director of the Corporation are subject to periodic evaluations of their efficacy and contribution. The evaluation procedure consists in identifying any shortcomings and implementing adjustments proposed by directors at the beginning and during meetings of the Board and of each of its committees. Among other things, these adjustments deal with the level of preparation of directors, management and consultants employed by the Corporation, the relevance and sufficiency of the documentation provided to directors and the time allowed to directors for discussion and debate of items on the agenda.

DIRECTOR TERM LIMITS

The Board has actively considered the issue of term limits for directors and will continue to do so. At this time, the Board does not believe that it is in the best interests of the Corporation to establish a limit on the number of times a director may stand for election. While such a limit could help create an environment where fresh ideas and viewpoints are available to the Board, a director term limit could also disadvantage the Corporation through the loss of the beneficial contribution of directors who have developed increasing knowledge of, and insight into, the Corporation and its operations over a period of time. As the Corporation operates in a unique industry, it is difficult to find qualified directors with the appropriate background and experience and the introduction of a director term limit would impose further difficulty.

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POLICIES REGARDING THE REPRESENTATION OF WOMEN ON THE BOARD AND AMONGST EXECUTIVE OFFICERS

The Corporation has not adopted a formal written policy regarding diversity among executive officers and directors, including mechanisms for Board renewal, in connection with, among other things, the identification and nomination of women directors. Nevertheless, the Corporation recognizes that gender diversity is a significant aspect of diversity and acknowledges the important role that women with appropriate and relevant skills and experience can play in contributing to the diversity of perspective on the Board.

Rather than considering the level of representation of women for director and executive officer positions when making Board or executive officer appointments, the Corporation considers all candidates based on their merit and qualifications relevant to the specific role. While the Corporation recognizes the benefits of diversity at all levels within its organization, it does not currently have any targets, rules or formal policies that specifically require the identification, consideration, nomination or appointment of candidates for director or executive management positions or that would otherwise force the composition of the Board and executive management team. Currently, the Corporation has one woman director who is also its CEO.

ADDITIONAL INFORMATION

Additional financial and other information relating to the Corporation is included in its annual report on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K and other disclosure documents, which are available on SEC’s EDGAR website at www.sec.gov and SEDAR at www.sedar.com.

In addition, copies of the Corporation’s Financial Report and this Proxy Statement, all as filed on EDGAR and SEDAR, may be obtained from the Secretary of the Corporation upon request. The Corporation may require the payment of a reasonable charge if the request is made by a person who is not a Shareholder.

AUTHORIZATION

The Board has approved the contents and the mailing of this Proxy Statement.

DATED at Laval, Québec, as at [●], 2020

BY ORDER OF THE BOARD OF DIRECTORS OF THE CORPORATION

/s/ Jan D’Alvise

_____________________________________

Jan D’Alvise

Chief Executive Officer

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SCHEDULE “A”

GENERAL BY-LAW 2020-1

OF

ACASTI PHARMA INC.

(the “Corporation”)

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TABLE OF CONTENTS

1 - DEFINITIONS	1
1.1 Definitions	1
1.2 Interpretation	1
1.3 Execution in Counterpart, by Facsimile and by Electronic Signature	1
2 - GENERAL BUSINESS	2
2.1 Head Office	2
2.2 Establishment	2
2.3 Seal	2
2.4 Fiscal Year	2
2.5 Execution of Instruments	2
2.6 Banking Arrangements	2
2.7 Voting Rights in Other Bodies Corporate	3
3 - DIRECTORS	3
3.1 Duties and Powers	3
3.2 Delegation	3
3.3 Qualifications of Directors	3
3.4 Number of Directors	3
3.5 Quorum	4
3.6 Election and Term	4
3.7 Removal of Directors	4
3.8 Cessation of Office	5
3.9 Resignation	5
3.10 Vacancies	5
3.11 Meetings by Telephone, Electronic or other Communication Facility	5
3.12 Attendance	5
3.13 Place of Meetings	5
3.14 Calling of Meetings	5
3.15 Notice of Meetings	6
3.16 First Meeting of New Board	6
3.17 Adjourned Meeting	6
3.18 Votes to Govern	6
3.19 Dissent	6
3.20 Resolution in Writing	7
3.21 Chairperson and Secretary	7

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3.22 Remuneration and Expenses	7
3.23 Duty of Loyalty and Conflict of Interest	7
3.24 Contracts or Transactions - Disclosure of Interest	8
3.25 Contracts or Transactions - Votes	8
4 - COMMITTEES	9
4.1 Committees of the Board	9
4.2 Procedure	9
5 - OFFICERS	9
5.1 Appointment of Officers	9
5.2 Agents and Attorneys	9
5.3 Disclosure of Interest	10
5.4 End of Mandate	10
6 - PROTECTION OF DIRECTORS AND OFFICERS	10
6.1 Indemnity of Directors and Officers	10
6.2 Insurance	11
7 - MEETINGS OF SHAREHOLDERS	11
7.1 General Business	11
7.2 Annual Meetings	11
7.3 Special Meetings	12
7.4 Place of Meetings	12
7.5 Participation in Meetings by Electronic Means	12
7.6 Notice of Meetings	12
7.7 Waiver of Notice	13
7.8 Record Date for Notice	13
7.9 Chair and Secretary	13
7.10 Procedure	14
7.11 Persons Entitled to be Present	14
7.12 Quorum	14
7.13 Right to Vote	14
7.14 Proxies and Representatives	14
7.15 Joint Shareholders	15
7.16 Votes to Govern	15
7.17 Casting Vote	15
7.18 Show of Hands	15
7.19 Ballots	15

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7.20 Adjournment	15
7.21 Storage of Ballots and Proxies	16
8 - SHARES AND CERTIFICATES	16
8.1 Issuance of Shares	16
8.2 Payment of Shares	16
8.3 Unpaid Shares	16
8.4 Securities Register	16
8.5 Register of Transfer	17
8.6 Registration of Transfer	17
8.7 Registered Ownership	18
8.8 Share Certificates	18
8.9 Certificated Shares	18
8.10 Uncertificated Shares	18
8.11 Replacement of Share Certificates	19
8.12 Joint Shareholders	19
8.13 Deceased Shareholders	19
8.14 Delegation	19
9 - DIVIDENDS AND RIGHTS	19
9.1 Dividends	19
9.2 Dividend Cheques	20
9.3 Non-receipt or Loss of Cheques	20
9.4 Record Date for Dividends and Rights	20
9.5 Unclaimed Dividends	20
10 - NOTICES	20
10.1 Method of Giving Notices	20
10.2 Notice to Joint Shareholders	21
10.3 Undelivered Notices	21
10.4 Omissions and Errors	21
10.5 Persons Entitled by Death or Operation of Law	21
10.6 Waiver of Notice	21
11 - MISCELLANEOUS	22
11.1 Declarations to the Enterprise Register	22
11.2 Enactment, Repeal and Amendment of the By-Law	22

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1 - DEFINITIONS

1.1	Definitions

In this By-law, and all other By-laws of the Corporation, unless the context indicates otherwise:

a)	“Act” means the Business Corporations Act (Quebec), or any statute which may be substituted therefor, including the regulations made thereunder as amended from time to time;
b)	“Articles” shall mean the articles of the Corporation and includes any amendments thereto;
c)	“Board” means the board of directors of the Corporation;
d)	“By-laws” means the administrative By-laws of the Corporation, as well as all other administrative by-laws of the Corporation in force from time to time, including those referred to in section 726 of the Act, and any amendments which may be made to such By-laws from time to time;
e)	“Director” means a member of the Board;
f)	“Person” includes an individual, a sole proprietorship, a partnership, an association, a labour organization, an organization, a trust, a body corporate and all individuals acting as a trustee, executor, curator or as any other legal representative;
g)	“Reporting Issuer” means a reporting issuer as defined in the Act; and
h)	“Shareholders Meeting” means an annual shareholders meeting or a special meeting of shareholders.
1.2	Interpretation
a)	words importing the singular number also include the plural and vice-versa; words importing the masculine gender include the feminine and vice-versa;
b)	the headings used in this By-law are for ease of reference only and do not form part of it;
c)	all words used in this By-law and defined in the Act shall have the meanings given to such words in the Act or in the related parts thereof;
d)	this By-law is adopted pursuant to the Act, and is subject to, and must be read in conjunction with the Act. In the event of an inconsistency between a provision of this By-law and a provision of the Act, the latter shall prevail.
1.3	Execution in Counterpart, by Facsimile and by Electronic Signature

Subject to the Act, any notice, resolution, requisition, statement or other document required or permitted to be executed for the purposes of the Act, may be signed by way of electronic signature, by way of a facsimile signature or by way of signing several similar documents by one or more Persons, and those documents, when duly signed by all Persons required or permitted to sign, as appropriate, shall constitute a single document for the purposes of the Act.

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2 - GENERAL BUSINESS

2.1	Head Office

The head office of the Corporation must be permanently located in Quebec. The Corporation may relocate its head office in accordance with the Act.

2.2	Establishment

In addition to its head office, the Corporation may establish and maintain other establishments, offices, places of business and branches both within and outside Quebec, as the Board may determine from time to time.

2.3	Seal

The Corporation may have a seal, which shall be adopted and may be changed by the Board. The absence of a seal on a document of the Corporation does not render the document invalid.

2.4	Fiscal Year

The fiscal year end of the Corporation shall be March 31 or be as determined from time to time by the Board.

2.5	Execution of Instruments

Deeds, transfers, assignments, contracts, obligations, certificates and other instruments shall be signed on behalf of the Corporation by any Director or officer of the Corporation. In addition, the Board may from time to time direct the manner in which, and the Person or Persons by whom, any particular instrument or class of instruments may or shall be signed.

Notwithstanding the foregoing, the secretary or any other officer or any Director may sign certificates and similar instruments (other than share certificates) on the Corporation’s behalf with respect to any factual matters relating to the Corporation’s business and affairs, including certificates verifying copies of the Articles, By-laws, resolutions and minutes of meetings of the Corporation.

2.6	Banking Arrangements

The banking business of the Corporation, or any part or division of the Corporation, shall be transacted with such bank, trust company or other firm or body corporate as the Board may designate, appoint or authorize from time to time and all such banking business, or any part thereof, shall be transacted on the Corporation’s behalf by such one or more officers or other

Persons as the Board may designate, direct or authorize from time to time and to the extent thereby provided.

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2.7	Voting Rights in Other Bodies Corporate

Except as otherwise provided by the Board, any Director or officer has the full power to represent the Corporation, and more particularly to vote all of the shares or other securities carrying voting rights of any other entity held from time to time by the Corporation, at any and all meetings of shareholders, bondholders, debentureholders or holders of other securities (as the case may be) of such other entity and exercise all other rights attached to the said shares or securities as if he were the owner thereof. The Board may, from time to time, appoint any other Person for the same purpose.

3 - DIRECTORS

3.1	Duties and Powers

The Board exercises all the powers necessary to manage or supervise the management of the business and affairs of the Corporation. Subject to the Act, the Board shall exercise its powers by or pursuant to a resolution passed at a meeting of the Board at which a quorum is present or approved in writing by all Directors in office.

Without limiting the foregoing, the Board may, on behalf of the Corporation:

a)	borrow money;
b)	issue, reissue, sell or hypothecate its debt obligations;
c)	enter into a suretyship to secure performance of an obligation of any Person; and
d)	hypothecate all or any of its property, owned or subsequently acquired, to secure any obligation.
3.2	Delegation

Subject to the Act, the Articles and any By-laws, the Board may from time to time delegate to a Director, a committee of the Board or an officer or such other person or persons so designated by the Board all or any of the powers conferred on the Board by the Act to such extent and in such manner as the Board shall determine at the time of each such delegation.

3.3	Qualifications of Directors

Any natural person may be a Director of the Corporation unless such a person is less than eighteen (18) years of age, is under guardianship or curatorship, is of unsound mind and has been so found by a court in Canada or elsewhere, is a person for whom the court prohibits the exercise of this function, or has the status of bankrupt. A Director is not required to hold shares of the Corporation.

3.4	Number of Directors

The Board of Directors of the Corporation shall be made up of a minimum and a maximum number of Directors as indicated in the Articles of the Corporation as amended from time to time. The exact number of Directors shall be established from time to time by resolution of the Board.

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3.5	Quorum

A majority of the Directors in office constitutes a quorum at any meeting of the Board. In the absence of a quorum within the first fifteen (15) minutes following the start of the meeting, the Directors may only deliberate on the meeting’s adjournment. A quorum of Directors may exercise all the powers of the Board despite any vacancy on the Board.

3.6	Election and Term

Directors shall be elected by the shareholders at the first Shareholders Meeting and at each subsequent annual meeting at which an election of Directors is required, by an ordinary resolution adopted by a majority of the votes cast by shareholders able to vote on such resolution, and shall hold office until the next annual Shareholders Meeting or, if elected for an expressly stated term, for a term expiring no later than three (3) years following the election. The election need not be by ballot unless a ballot is demanded by any shareholder or required by the chairperson in accordance with section 7.19. If an election of Directors is not held at an annual Shareholders Meeting at which such election is required, the incumbent Directors shall continue in office until their resignation, replacement or removal.

If shareholders holding a certain class or series of shares have an exclusive right to elect one or more Directors, such number of Directors shall be elected by the majority of votes cast by the holders of such class or series of shares.

If permitted by the articles, the Directors may appoint one or more additional Directors to hold office for a term expiring not later than the close of the next annual Shareholders Meeting, provided the total number of Directors so appointed does not exceed one-third (1/3) of the number of Directors elected at the annual Meeting of Shareholders preceding their appointment.

3.7	Removal of Directors

Subject to the Act, the shareholders may, by ordinary resolution passed by a majority of votes cast at a special Shareholders Meeting duly called for that purpose, remove any Director or Directors. If holders of any class or series of shares have an exclusive right to elect one or more Directors, a Director so elected may only be removed by ordinary resolution of such holders.

A Director whose removal is to be proposed at a Shareholders Meeting must be informed of the time and place of the meeting within the same delays as those prescribed for the calling of such meeting. Such Director may attend the meeting and be heard or, if not in attendance, may explain, in a written statement read by the person presiding over the meeting or made available to the shareholders before or at the meeting, why he opposes the resolution proposing his removal.

Any vacancy created by the removal of a Director may be filled by a resolution of the shareholders at the Shareholders Meeting at which the Director is removed or, if it is not, at a subsequent meeting of the Board. If the holders of any class or series of shares have an exclusive right to elect one or more Directors and a vacancy occurs among these Directors, the vacancy may be filled by the holders of that class or series of shares by ordinary resolution at the Shareholders Meeting at which the Director is removed or, if it is not, by the remaining Directors elected by the holders of that class or series of shares, if there are such remaining Directors.

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3.8	Cessation of Office

A Director ceases to hold office when he dies, resigns, is removed, becomes disqualified from holding office or otherwise no longer meets the requirements to hold office as specified by the Act.

3.9	Resignation

A Director may resign from office by delivering or sending a written notice to the Corporation and such resignation becomes effective at the time the Director’s written resignation is received by the Corporation or at the time specified in the notice, whichever is later.

3.10	Vacancies

Subject to the Act or to the Articles, a quorum of Directors may fill a vacancy on the Board.

If there is no quorum of Directors, or if there has been a failure to elect the number or minimum number of Directors required by the Articles, the Directors then in office must without delay call a special Shareholders Meeting to fill the vacancies on the Board. If the Directors refuse or fail to call a meeting or if there are no Directors then in office, the meeting may be called by any shareholder.

A Director appointed or elected to fill a vacancy holds office for the unexpired term of his predecessor and remains in office until his successor is elected or nominated.

3.11	Meetings by Telephone, Electronic or other Communication Facility

A Director may participate in a meeting of the Board or of a committee of the Board by means of a telephonic, electronic or other communication facility that permits all participants to communicate adequately with each other during the meeting. A Director who participates in such meeting by such means is deemed to be present at that meeting.

3.12	Attendance

In addition to the Directors having to attend meetings of the Board, other Persons may also attend as needed, with the authorization of the chairperson of the meeting or the majority of the Directors present at that meeting.

3.13	Place of Meetings

Meetings of the Board are held at the registered office of the Corporation or at any other place within or outside of Quebec.

3.14	Calling of Meetings

Meetings of the Board shall be held from time to time at such place, on such day and at such time as the Board, the chairperson of the Board, the president, the secretary or any two Directors may determine. Meetings are called by the chairperson of the Board, the president or two Directors or by the secretary upon being asked to call such a meeting by the chairperson of the Board, the president or two Directors.

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3.15	Notice of Meetings

The notice stating the time and place of the meeting and specifying any matter to be dealt with relating to powers which the Board may not delegate, shall be given to each Director at least forty-eight (48) hours before the meeting is to occur. In the event of an emergency, such time limit shall be shortened to twenty-four (24) hours. This notice does not have to be given in writing.

Any Director may waive a notice of a meeting of the Board. Attendance of a Director at a meeting of the Board constitutes a waiver of notice of such meeting unless the Director attends such meeting for the sole purpose of objecting to the holding of the meeting on the grounds that it was not duly called.

3.16	First Meeting of New Board

Provided a quorum of Directors is present, each newly elected Board may without notice hold its first meeting following the Shareholders Meeting at which such Board is elected.

3.17	Adjourned Meeting

Whether or not there is quorum, any meeting of the Board may be adjourned from time to time by a vote of a majority of the Directors who are present and subsequently resumed without the requirement that a new notice be given, if the time and place of the adjourned meeting is announced at the same time as the adjournment.

At the adjourned meeting, the Board may validly transact business in accordance with the terms established at the time of the adjournment provided that there is a quorum. The Directors who constituted a quorum at the original meeting do not have to constitute the quorum at the adjourned meeting. If there is no quorum at the adjourned meeting, the meeting is deemed to have ended immediately after the adjournment.

3.18	Votes to Govern

Subject to the Act, at all meetings of the Board, any question shall be decided by a majority of the votes cast on the question and, in the case of an equality of votes, the chairperson of the meeting shall not be entitled to a second or casting vote. Any question at a meeting of the Board shall be decided by a show of hands unless a ballot is required or demanded.

3.19	Dissent

A Director who is present at a meeting of the Board or a committee of the Board is deemed to have consented to any resolution passed at the meeting unless:

a)	the Director’s dissent has been entered in the minutes;
b)	the Director sends a written dissent to the secretary of the meeting before the meeting is adjourned; or
c)	the Director delivers a written dissent to the chairperson of the Board, sends it to the chairperson by any means providing proof of the date of receipt or delivers it to the head office of the Corporation immediately after the meeting is adjourned.

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A Director is not entitled to dissent after voting for or consenting to a resolution.

A Director who was not present at a meeting at which a resolution was passed is deemed to have consented to the resolution unless he delivers a written dissent to the chairperson of the Board, sends it to the chairperson of the Board by any means providing proof of the date of receipt or delivers it to the head office of the Corporation within seven (7) days after becoming aware of the resolution.

3.20	Resolution in Writing

A resolution in writing, signed by all the Directors entitled to vote thereon is as valid as if it had been passed at a meeting of the Board or, as the case may be, of a committee of the Board. A copy of the resolution must be kept with the minutes of the meetings and the resolutions of the Board and its committees.

3.21	Chairperson and Secretary

The chairperson of the Board or, in the chairperson’s absence, the president or, in the president’s absence, a vice-president, shall be chairperson of any meeting of the Board. If none of these officers are present, the Directors present shall choose one of their number to be chairperson. The secretary of the Corporation shall act as secretary at any meeting of the Board and, if the secretary of the Corporation is absent, the chairperson of the meeting shall appoint a Person, who need not be a Director, to act as secretary of the meeting.

3.22	Remuneration and Expenses

The Directors shall be paid such remuneration for their services as Directors as the Board may from time to time authorize. In addition, the Board may authorize, by resolution, a special remuneration to a Director who executes specific or additional duties on behalf of the Corporation. The Directors shall also be entitled to be paid in respect of travelling and other expenses properly incurred by them in attending meetings of the Board or any committee thereof or in otherwise serving the Corporation. Nothing herein contained shall preclude any Director from serving the Corporation in any other capacity and receiving remuneration therefor.

3.23	Duty of Loyalty and Conflict of Interest

Subject to the Act, the Directors are bound by the same obligations as are imposed by the Civil Code of Quebec (Quebec) on any Director of a legal person. Consequently, in the exercise of their functions, the Directors are duty-bound toward the Corporation to act with prudence and diligence, honesty and loyalty and in the interest of the Corporation.

In particular, but without limiting the generality of the foregoing:

a)	a Director may not mingle the property of the Corporation with his own property nor may he use for his own profit or that of a third Person any property of the Corporation or any information he obtains by reason of his duties, unless he is expressly authorized to do so by the shareholders of the Corporation;
b)	unless he has obtained the express consent of the Board, a Director must keep confidential the deliberations of the Board, any internal document and any other information to which he has access in the performance of his duties which is not publicly known and which has not been publicly disclosed by the Corporation;
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c)	a Director shall avoid placing himself in any situation where his personal interests would be in conflict with his obligations as a Director of the Corporation;
d)	a director must disclose to the Corporation any interest he has in a business or association that may place him in a situation of conflict of interest and of any right he may set up against it, indicating their nature and value, where applicable.
3.24	Contracts or Transactions - Disclosure of Interest

A Director must disclose the nature and value of any interest he has in a contract or transaction to which the Corporation is a party. “Interest” means any financial stake in a contract or transaction that may reasonably be considered likely to influence decision-making. Furthermore, a proposed contract or a proposed transaction, including related negotiations, is considered a contract or transaction.

A Director must also disclose any contract or transaction to which the Corporation and any of the following are a party:

a)	an associate of the Director or officer;
b)	a group of which the Director or officer is a Director or officer; or.
c)	a group in which the Director or officer or an associate of the Director or officer has an interest.

The Director satisfies the requirement if he discloses, in a case specified in subparagraph b) above, the Directorship or office held within the group or, in a case specified in subparagraph c) above, the nature and value of the interest he or his associate has in the group.

Unless it is recorded in the minutes of the first meeting of the Board at which the contract or transaction is discussed, the disclosure of an interest, contract or transaction must be made in writing to the Board as soon as the Director becomes aware of the interest, contract or transaction.

The disclosure must be made even in the case of a contract or transaction that does not require approval by the Board.

3.25	Contracts or Transactions - Votes

No Director may vote on a resolution to approve, amend or terminate a contract or transaction described in section 3.24 or be present during deliberations concerning the approval, amendment or termination of such a contract or transaction, unless the contract or transaction:

a)	relates primarily to the remuneration of the Director or an associate of the Director as a Director of the Corporation or an affiliate of the Corporation;
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b)	relates primarily to the remuneration of the Director or an associate of the Director as an officer, employee or mandatary of the Corporation or an affiliate of the Corporation, if the Corporation is not a Reporting Issuer;
c)	is for indemnity or liability insurance; or
d)	is with an affiliate of the Corporation, and the sole interest of the Director is as a Director or officer of the affiliate.

If no quorum exists for the purpose of voting on a resolution to approve a contract or transaction only because a Director is not permitted to be present during deliberations, the other Directors present are deemed to constitute a quorum for the purpose of voting on the resolution.

If all the Directors are required to abstain from voting, the contract or transaction may be approved solely by the shareholders entitled to vote, by ordinary resolution. The disclosure required by section 3.24 must be made to the shareholders in a sufficiently clear manner before the contract or transaction is approved.

4 - COMMITTEES

4.1	Committees of the Board

The Board may, by resolution, create one or more committees comprised of Directors and, subject to the limitations prescribed by the Act, from time to time set the mandate and the number of Directors of any such committee.

4.2	Procedure

Subject to the Act and unless otherwise determined by a resolution of the Board, each committee shall have the power to fix its quorum at not less than a majority of its members, to elect its chairperson and to regulate its procedure. Each committee must provide the Board with a report concerning its activities if the Board makes such a request. The Board may cancel or modify any decision made by the committee.

5 - OFFICERS

5.1	Appointment of Officers

The Board may appoint any officers and any other mandataries as it deems appropriate and determine their titles, functions, powers, employment conditions and remuneration. An officer may but need not be a Director or a shareholder and any person may hold more than one office.

The Board may, in accordance with this By-law and subject to the Act, delegate to such officers powers to manage, or supervise the management of, the business and affairs of the Corporation.

5.2	Agents and Attorneys

The Board shall have the power from time to time to appoint agents or attorneys for the Corporation in or out of the Province of Quebec with such powers of management or otherwise (including the power to sub-delegate) as the Board may determine.

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5.3	Disclosure of Interest

The officers are mandataries of the Corporation. In this capacity, in the exercise of their functions, the officers are bound, among other things, toward the Corporation to act with prudence and diligence, honesty and loyalty and in the interest of the Corporation.

An officer must disclose the nature and value of any interest he h s in a contract or transaction to which the Corporation is a party, in the same way that a Director must disclose such an interest pursuant to section 3.24. In the case of an officer who is not a Director, disclosure must be made as soon as:

a)	the officer becomes an officer;
b)	the officer becomes aware that the contract or transaction is to be discussed or has been discussed at a meeting of the Board; or
c)	the officer or the officer’s associate acquires an interest in the contract or transaction, if it was entered into earlier.

The disclosure must be made even in the case of a contract or transaction that does not require approval by the Board.

5.4	End of Mandate

An officer may resign at any time. The resignation of an officer takes effect on the date the Corporation receives the written notice he gives or on the later date indicated therein.

The Board may, at its own discretion, remove an officer of the Corporation at all times and the reason for the removal is not required to be given.

6 - PROTECTION OF DIRECTORS AND OFFICERS

6.1	Indemnity of Directors and Officers

Subject to the following, the Corporation must indemnify a Director or officer of the Corporation, a former Director or officer of the Corporation, a mandatary, any other person who acts or acted at the Corporation’s request as a Director or officer of another group, as well as their heirs, legatees, liquidators, assignees, authorized representatives or beneficiaries, against all costs, charges and expenses reasonably incurred in the exercise of their functions, including an amount paid to settle an action or satisfy a judgment, or arising from any investigative or other proceeding in which the person is involved if:

a)	the person acted with honesty and loyalty in the interest of the Corporation or, as the case may be, in the interest of the other group for which the person acted as Director or officer or in a similar capacity at the Corporation’s request; and
b)	in the case of a proceeding that is enforced by a monetary penalty, the person had reasonable grounds for believing that his conduct was lawful.

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The Corporation must also advance moneys to such a person for the costs, charges and expenses of a proceeding referred to in the above paragraph.

However, in the event that a court or any other competent authority judges that the conditions set out in subparagraphs a) and b) above are not fulfilled or that the person committed an intentional or gross fault, the Corporation may not indemnify the person and the person must repay to the Corporation any moneys advanced.

The Corporation may, with the approval of the court, in respect of an action by or on behalf of the Corporation or other group referred to above, against a person referred to above, advance the necessary monies to the person or indemnify the person against all costs, charges and expenses reasonably incurred by the person in connection with the action, if the person fulfills the conditions set out above.

The provisions of this section 6.1 shall not, to the extent permitted by law, operate to affect or otherwise restrict the scope of any indemnification contractually agreed by or in favour of the Corporation or otherwise applicable under previous provisions of the law or any by-law of the Corporation of which a Director or an officer may avail himself.

6.2	Insurance

The Corporation may purchase and maintain insurance for the benefit of its Directors, officers and other mandataries against any liability they may incur as such or in their capacity as Directors, officers or mandataries of another group, if they act or acted in that capacity at the Corporation’s request.

7 - MEETINGS OF SHAREHOLDERS

7.1	General Business

The Corporation must hold an annual shareholders meeting; if necessary, the Corporation may also hold one or more special shareholder meetings.

7.2	Annual Meetings

An annual Shareholders Meeting entitled to vote at such a meeting must be held not later than eighteen (18) months after the Corporation is constituted and, subsequently, not later than fifteen (15) months after the last preceding annual shareholders meeting, for the purpose of:

a)	considering the financial statements of the Corporation for the fiscal year ending within six (6) months preceding the date of such meeting and the auditor’s report thereon, if any;
b)	considering any other financial information presentation of which is required by the Articles or the By-laws;
c)	electing Directors;
d)	appointing the auditor; and
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e)	deliberating with respect to all other matters which may be presented at the meeting.

The Board calls the annual Shareholders Meeting. Otherwise, the meeting may be called by the shareholders in accordance with the Act or with section 7.3 below.

7.3	Special Meetings

The Board may at any time call a special Shareholders Meeting.

The holders of not less than ten percent (10%) of the issued shares that carry the right to vote at a Shareholders Meeting sought to be held may requisition the Board to call a Shareholders Meeting for the purposes stated in the requisition.

The requisition, signed by at least one shareholder, must state the business to be transacted at the meeting and must be sent to each Director and to the head office of the Corporation.

On receiving the requisition, the Board calls a Shareholders Meeting to transact the business stated in the requisition. If the Board does not within twenty-one (21) days after receiving the requisition call a meeting, any shareholder who signed the requisition may call the meeting.

Unless the shareholders otherwise resolve at a meeting called by shareholders, the Corporation must reimburse the shareholders for the expenses reasonably incurred by them in requisitioning, calling and holding the meeting.

7.4	Place of Meetings

Subject to the Articles, Shareholders Meetings must be held in Quebec at the place determined by the Board. If the Articles so allow, or in the absence of such a provision, if all the shareholders entitled to vote at the meeting agree, the meeting may be held at a place outside of Quebec.

7.5	Participation in Meetings by Electronic Means

A meeting may be held solely by means of equipment enabling all participants to communicate directly with one another.

In addition, any Person entitled to attend a Shareholders Meeting may participate in the meeting by means of any equipment enabling all participants to communicate directly with one another. A Person participating in a meeting by such means is deemed present at the meeting.

Any shareholder participating in a Shareholders Meeting by means of equipment enabling all participants to communicate directly with one another may vote by any means enabling votes to be cast in a way that allows them to be verified afterwards and protects the secrecy of the vote when a secret ballot has been requested.

7.6	Notice of Meetings

A notice of a Shareholders Meeting specifying the time and place of the meeting, as well as the business to be transacted, must be sent, in writing and by any means providing proof of the date of receipt, to each Person entitled to vote at the meeting not less than twenty-one (21) days and not more than sixty (60) days before the meeting. It must also specify the time before which the Corporation must receive the proxies of the shareholders who wish to be represented at the Shareholders Meeting, which time must not exceed forty-eight (48) hours preceding the Shareholders Meeting or the resumption of a Shareholders Meeting after an adjournment, excluding Saturdays and holidays.

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Notice of a Shareholders Meeting at which special business is to be transacted shall state the nature of that business in sufficient detail to permit the shareholder to form a reasoned judgment thereon, and contain the text of any special resolution to be submitted to the meeting. All business transacted at a special meeting of the shareholders and all business transacted at an annual shareholders meeting, except consideration of the financial statements and auditor’s report, the appointment of the auditor and the election of Directors, is deemed to be special business.

If a Director or a shareholder entitled to vote at a Shareholders Meeting gives written notice not less than ten (10) days before the meeting to the auditor or a former auditor of the Corporation, the auditor or former auditor attends the meeting at the Corporation’s expense and answers any question relating to their duties as auditor.

Irregularities in the notice of the Shareholders Meeting or in its sending will not affect the validity of the Shareholders Meeting. Similarly, the unintentional failure to send a notice of Shareholders Meeting to a person entitled to it, or the failure to receive it by a person entitled to the notice, does not invalidate the resolutions passed at such meeting.

7.7	Waiver of Notice

A shareholder or Director may waive notice of a Shareholder Meeting; the waiver may be given either before or after the meeting. Their attendance at the meeting is a waiver of notice of the meeting unless they attend the meeting for the sole purpose of objecting to the holding of the meeting on the grounds that it was not lawfully called or held.

7.8	Record Date for Notice

The Board may set, in conformity with applicable securities law requirements, a date prior to the date on which a meeting is to be called or held as the record date for the purpose of determining shareholders entitled to receive notice of or to vote at the meeting, and only those registered shareholders registered on the date so set shall be so entitled, notwithstanding any transfer of shares in the registers of the Corporation between the record date and the date on which the meeting is called or held. The record date must be not less than twenty-one (21) days and not more than sixty (60) days before the meeting.

7.9	Chair and Secretary

The chairperson of the Board or, in the chairperson’s absence, the president or, in the president’s absence, a vice-president shall be chairperson of any meeting of shareholders. If none of these officers are present within fifteen (15) minutes after the time appointed for holding the meeting, the Persons present and entitled to vote shall choose a chairperson from amongst themselves. The secretary of the Corporation shall act as secretary at any Shareholders Meeting or, if the secretary of the Corporation is absent, the chairperson of the meeting shall appoint some person, who need not be a shareholder, to act as secretary of the meeting. If desired, one or more scrutineers, who need not be shareholders, may be appointed by resolution or by the chairperson with the consent of the meeting in accordance with the procedure set out in section 7.16.

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7.10	Procedure

The chairperson of the meeting directs the meeting and ensures its orderly conduct. His decisions, including those relating to the validity of proxies, are final and binding on all the shareholders.

7.11	Persons Entitled to be Present

The only persons entitled to be present at a Shareholders Meeting shall be those entitled to vote thereat, the Directors and auditors of the Corporation and others who, although not entitled to vote, are entitled or required under any provision of the Act or the Articles or By-laws to be present at the meeting. Any other person may be admitted only on the invitation of the chairperson of the meeting or with the consent of the meeting in accordance with the procedure set out in section 7.17.

7.12	Quorum

A quorum of shareholders is present at a meeting of shareholders, provided that a quorum shall not be less than two persons, if the holders of at least thirty-three and one-third percent (33 1/3%) of the shares of the Corporation entitled to vote at the meeting are present in person or represented by proxy. A quorum need not be present throughout the meeting provided a quorum is present at the opening of the meeting.

7.13	Right to Vote

Subject to a record date established in accordance with section 7.8, at a Shareholders Meeting, the shareholders registered on the securities register of the Corporation are entitled to exercise the voting rights attached to the shares in their name.

7.14	Proxies and Representatives

Every shareholder entitled to vote at a Shareholders Meeting may, by means of a proxy, appoint a proxyholder, or one or more alternate proxyholders, who need not be shareholders, to attend and act at the meeting in the manner and to the extent authorized and with the authority conferred by the proxy. A proxy shall be signed in writing or by electronic signature by the shareholder or the shareholder’s representative authorized in writing or by electronic signature.

Unless otherwise indicated, a proxy lapses one year after the date it is given. It may be revoked at anytime.

A proxyholder has the same rights as the shareholder represented to speak at a Shareholders Meeting in respect of any matter and to vote at the meeting. However, a proxyholder who has conflicting instructions from more than one shareholder may not vote by a show of hands.

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7.15	Joint Shareholders

If two or more Persons hold shares jointly, one of those holders present at a Shareholders Meeting may in the absence of the others vote the share, but if two or more of those Persons who are present, in person or by proxy, vote, they shall vote as one on the shares jointly held by them.

7.16	Votes to Govern

Except as otherwise required by the Act and the Articles, all questions proposed for the consideration of shareholders at a Shareholders Meeting shall be determined by a majority of the votes cast by all who are entitled to vote.

7.17	Casting Vote

In case of an equality of votes at any meeting of shareholders, regardless of the manner of voting, the chairperson of the meeting shall not be entitled to a second or casting vote.

7.18	Show of Hands

Any question at a Shareholders Meeting shall be decided by a show of hands, unless a ballot thereon is demanded by a shareholder entitled to vote at the Shareholders Meeting as hereinafter provided. Every Person who is present and entitled to vote thereon shall have one vote. Whenever a vote by any means other than by ballot is taken, a declaration by the chairperson of the meeting that the vote upon the question has been carried or carried by a particular majority or not carried and an entry to that effect in the minutes of the meeting shall be prima facie evidence of the fact without proof of the number or proportion of the votes recorded in favour of or against any resolution or other proceeding in respect of the said question, and the result of the vote so taken shall be the decision of the shareholders upon the said question.

7.19	Ballots

On any question proposed for consideration at a meeting of shareholders, and whether or not a show of hands has been taken thereon, the chairperson may require, or any shareholder or proxyholder entitled to vote at the meeting may demand, a ballot. A ballot so required or demanded shall be taken in such manner as the chairperson shall direct. A requirement or demand for a ballot may be withdrawn at any time prior to the taking of the ballot. If a ballot is taken each Person present shall be entitled, in respect of the shares which the Person is entitled to vote at the meeting upon the question, to that number of votes provided by the Act or the Articles, and the result of the ballot so taken shall be the decision of the shareholders upon the said question.

7.20	Adjournment

Whether or not there is quorum, the chairperson of the Shareholders Meeting may, with the consent of the shareholders present or represented by proxy and following the procedure set at section 7.16, adjourn any Shareholders Meeting. The chairperson of the Shareholders Meeting may also adjourn a meeting ex officio if he believes it is impossible to conduct it in an orderly manner.

If a Shareholders Meeting is adjourned for less than thirty (30) days, it is not necessary to give notice of the adjourned meeting other than by announcement at the original meeting. If a Shareholders Meeting is adjourned by one or more adjournments for an aggregate of thirty (30) days or more, notice of the adjourned meeting must be given as for an original meeting.

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The Shareholders Meeting is validly resumed if it is held on the date and at the time and place announced and if there is quorum. In the absence of quorum at the adjourned meeting, the original meeting is deemed to have terminated immediately after its adjournment.

7.21	Storage of Ballots and Proxies

The Corporation must, for at least three (3) months after a Shareholders Meeting, keep at its head office the ballots cast and the proxies presented at the meeting. Any shareholder or proxyholder who was entitled to vote at the meeting may, without charge, inspect the ballots and proxies kept by the Corporation.

8 - SHARES AND CERTIFICATES

8.1	Issuance of Shares

Subject to any pre-emptive right granted to shareholders, shares may be issued at the times, to the Persons, including Directors and officers, and for the consideration that the Board determines. The Board may, by resolution, accept subscriptions, issue and allot unissued shares from the Corporation’s share capital and grant exchange rights, options or acquisition rights with respect to those shares.

8.2	Payment of Shares

Shares may be issued whether or not they are fully paid. However, shares may only be considered paid if consideration equal to the issue price determined by the Board has been paid to the Corporation.

Consideration for the shares issued by the Corporation is payable in money, or in property or past services determined by the Board to be the fair equivalent of the money consideration, considering all the circumstances.

A promissory note or a promise to pay made by a Person to whom shares are issued, or a Person who does not deal at arm’s length, within the meaning of that expression in the Taxation Act (Quebec), with a Person to whom shares are issued does not constitute consideration for the shares.

8.3	Unpaid Shares

Unless the terms of payment for shares are determined by contract, the Board may call for payment of all or part of the unpaid amounts on shares subscribed or held by the shareholders, the whole as provided by the Act.

8.4	Securities Register

The securities register of the Corporation must contain the following information with respect to its shares:

a)	the names, in alphabetical order, and the addresses of present and past shareholders;
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b)	the number of shares held by each such shareholder;
c)	the date and details of the issue and transfer of each share; and
d)	any amount due on any share.

The register must contain, if applicable, the same information with respect to the Corporation’s debentures, bonds, notes and other securities, with the necessary modifications.

8.5	Register of Transfer

The Corporation shall cause to be kept a register of transfers in which all transfers of securities issued by the Corporation in registered form and the date and other particulars of each transfer shall be set out.

Subject to the Act, the transfer of shares is governed by the Act respecting the transfer of securities and the establishment of security entitlements (Quebec).

8.6	Registration of Transfer

If an endorsed share certificate in registered form is presented to the Corporation with a request to register a transfer of the certificated share or an instruction is presented to the Corporation with a request to register a transfer of an uncertificated share, the Corporation registers the transfer as requested if:

a)	under the terms of the share, the purchaser is eligible to have the share registered in that Person’s name;
b)	the endorsement or instruction is made by the appropriate Person or by that Person’s representative;
c)	reasonable assurance is given that the endorsement or instruction is neither forged nor counterfeited and is authorized;
d)	any applicable fiscal law that imposes duties on the Corporation at the time of the transfer has been complied with;
e)	the transfer does not violate any restriction on transfer imposed by the Corporation that is enforceable against the purchaser or imposed by law; and
f)	the transfer is rightful or is to a protected purchaser, pursuant to the Act respecting the transfer of securities and the establishment of security entitlements (Quebec).

Shares that are not fully paid but for which no instalment is payable may only be transferred with the authorization of the Board. The Directors must reasonably verify the acquirer’s ability to pay for the shares before authorizing the transfer.

A share may not be transferred until all instalments payable up to the time of transfer have been fully paid.

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8.7	Registered Ownership

Subject to the Act, the Corporation may treat the registered owner of a share as the Person exclusively entitled to vote, to receive notices, to receive any dividend or other payments in respect thereof and otherwise to exercise all the rights and powers of an owner of a share.

8.8	Share Certificates

A share issued by the Corporation may be a certificated share or an uncertificated share. A certificated share is represented by a paper certificate in registered form, and an uncertificated share is represented by an entry in the securities register in the name of the shareholder.

Unless otherwise provided in the Articles, shares are issued as certificated shares unless the Board determines, by resolution, that the shares of any class or series or certain shares of a class or series are to be issued as uncertificated shares.

The Board may also, by resolution, determine that a certificated share becomes an uncertificated share as soon as the paper certificate is surrendered to the Corporation.

Inversely, the Board may, by resolution, determine that an uncertificated share becomes a certificated share on delivery to the shareholder of a certificate in the shareholder’s name or, in the case of a control agreement under the Act respecting the transfer of securities and the establishment of security entitlements (Quebec), on delivery to the purchaser, within the meaning of the Act respecting the transfer of securities and the establishment of security entitlements (Quebec), of a certificate in the purchaser’s name, unless there are provisions inconsistent with such a control agreement, in which case those provisions apply. The Board must give notice of the resolution to the shareholders of the classes or series of shares concerned.

8.9	Certificated Shares

In the case of certificated shares, the Corporation must issue to the shareholder, without charge, a certificate in registered form.

Share certificates shall be in such form as the Board may from time to time approve in accordance with the requirements of the Act.

Subject to any resolution of the Board providing otherwise, the share certificates of the Corporation must be signed by any of the Directors or officers or by a person acting in their name. The signature may be affixed by an automatic device or electronic process.

In the absence of any evidence to the contrary, the certificate is proof of the shareholder’s title to the shares represented by the certificate.

Share certificates need not be under corporate seal.

8.10	Uncertificated Shares

In the case of uncertificated shares, the Corporation must send the shareholder a written notice containing the information required under the Act.

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8.11	Replacement of Share Certificates

If the shareholder of a certificated share claims that the certificate has been lost, wrongfully taken or destroyed, the Corporation must issue a new certificate if the shareholder:

a)	so requests before the Corporation has notice that the lost, wrongfully taken or allegedly destroyed certificate has been delivered to a protected purchaser, as such term is defined in the Act respecting the transfer of securities and the establishment of security entitlements (Quebec);
b)	provides security sufficient in the Corporation’s judgment to protect the Corporation from any loss that the Corporation may suffer by issuing a new certificate; and
c)	satisfies any other reasonable requirements imposed by the Corporation.
8.12	Joint Shareholders

If two or more Persons are registered as joint holders of any share, the Corporation shall not be bound to issue more than one certificate in respect thereof, and delivery of such certificate to one of such Persons shall be sufficient delivery to all of them. Any one of such Persons may give effectual receipts for the certificate issued in respect thereof or for any dividend, bonus, return of capital or other money payable or warrant issuable in respect of such share.

8.13	Deceased Shareholders

In the event of the death of a holder, or of one of the joint holders, of any share, the Corporation shall not be required to make any entry in the securities register in respect thereof or to make payment of any dividends thereon except upon production of all such documents as may be required by the Act and upon compliance with the reasonable requirements of the Corporation or it transfer agent.

8.14	Delegation

Subject to the limits of the Act, the Board may delegate the powers and duties provided for in this section 8 inter alia, to the corporate secretary of the Corporation or to a transfer agent or any other agent responsible for keeping, in whole or in part, the securities register.

9 - DIVIDENDS AND RIGHTS

9.1	Dividends

Subject to the provisions of the Act and the Articles, the Board may from time to time declare dividends payable to· the shareholders according to their respective rights and interests in the Corporation. Dividends may be paid, in whole or in part, in money or property or by issuing fully paid shares or options or rights to acquire fully paid shares of the Corporation.

If shares of the Corporation are issued in payment of a dividend, the Corporation may add all or part of the value of those shares to the appropriate issued and paid-up share capital account.

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The Corporation may not declare and pay a dividend, except by issuing shares or options or rights to acquire shares, if there are reasonable grounds for believing that the Corporation is, or would after the payment be, unable to pay its liabilities as they become due.

The Corporation may deduct from the dividends payable to a shareholder any amount due to the Corporation by the shareholder, on account of calls for payment or otherwise.

9.2	Dividend Cheques

A dividend payable in cash may be paid by cheque drawn on the Corporation’s banks or by electronic means to the order of each registered holder of shares of the class or series in respect of which it has been declared. Cheques may be sent by prepaid ordinary mail to such registered holder at such holder’s address recorded in the Corporation’s securities register, unless in each case such holder otherwise directs. In the case of joint holders the cheque shall, unless such joint holders otherwise direct, be made payable to the order of all of such joint holders and, if more than one address is recorded in the Corporation’s securities register in respect of such joint holding, the cheque shall be mailed to the first address so appearing. The mailing of such cheque, in such manner, unless the cheque is not paid on due presentation, shall satisfy and discharge the liability for the dividend to the extent of the sum represented thereby plus the amount of any tax which the Corporation is required to and does withhold.

9.3	Non-receipt or Loss of Cheques

In the event of non-receipt or loss of any dividend cheque by the Person to whom it is sent, the Corporation shall issue to such Person a replacement cheque for a like amount on such terms as to indemnity, reimbursement of expenses and evidence of non-receipt or loss and of title as the Board may from time to time prescribe, whether generally or in any particular case.

9.4	Record Date for Dividends and Rights

The Board may fix, in advance, in accordance with applicable securities law requirements, a record date for the determination of the shareholders entitled to receive dividends.

9.5	Unclaimed Dividends

Any dividend unclaimed after a period of two (2) years from the date on which the dividend has been declared to be payable shall be forfeited and shall revert to the Corporation.

10 - NOTICES

10.1	Method of Giving Notices

Any notice, communication or document (“notice”) to be given or sent pursuant to the Act, the Articles, the By-laws or otherwise to a shareholder, Director, officer or auditor shall be sufficiently given or sent if given or sent by prepaid mail, prepaid transmitted, recorded, or electronic communication capable of providing a written copy of such notice, or delivered Personally to such Person’s latest address as shown on the securities register of the Corporation or, in the case of a Director, if more current, the address as shown in the most recent declaration filed under the Act Respecting the Legal Publicity of Enterprises (Quebec). A notice shall be deemed to have been received on the date when it is delivered Personally, or on the fifth (5th) day after mailing, or on the date of dispatch of a transmitted or recorded electronic communication. The secretary may change or cause to be changed the recorded address of any shareholder, Director, officer or auditor in accordance with any information believed by the secretary to be reliable.

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10.2	Notice to Joint Shareholders

Subject to the Securities Act (Quebec) and applicable regulations in securities laws, if two or more Persons are registered as joint holders of any share, any notice shall be addressed to all of such joint holders but notice to one of such Persons shall be sufficient notice to all of them.

10.3	Undelivered Notices

If any notice given to a shareholder pursuant to section 10.1 is returned on two consecutive occasions because the shareholder cannot be found, the Corporation shall not be required to give any further notice to such shareholder until such shareholder informs the Corporation in writing of the shareholder’s new address.

10.4	Omissions and Errors

The accidental omission to give or send any notice to any shareholder, Director, officer or auditor, or the non-receipt of any notice by any such Person or any error in any notice not affecting the substance thereof, shall not invalidate any action taken at any meeting held pursuant to such notice or otherwise based thereon.

10.5	Persons Entitled by Death or Operation of Law

Every Person who, by operation of law, transfer, death of a shareholder or any other means whatsoever, shall become entitled to any share, shall be bound by every notice in respect of such share which shall have been duly given or sent to the shareholder from whom the Person derives title to such share prior to that Person’s name and address being entered on the securities register (whether such notice was given or sent before or after the happening of the event upon which that Person becomes so entitled) and prior to that Person furnishing to the Corporation the proof of authority or evidence of entitlement prescribed by the Act.

10.6	Waiver of Notice

Any shareholder (or shareholder’s duly appointed proxyholder), Director, officer or auditor may at any time waive the giving or sending of any notice, or waive or abridge the time for any notice, required to be given to that Person under any provision of the Act, the Articles, the By laws or otherwise and such waiver or abridgement shall cure any default in the giving or sending or in the time of such notice, as the case may be. Any such waiver or abridgement shall be in writing or given by electronic signature except a waiver of notice of a Shareholders Meeting or of the Board which may be given in any manner.

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11 - MISCELLANEOUS

11.1	Declarations to the Enterprise Register

A Director, officer or any authorized person signs the declarations which must be sent by the Corporation to the enterprise registrar under the Act respecting the legal publicity of enterprises (Quebec).

11.2	Enactment, Repeal and Amendment of the By-Law

The Directors may from time to time amend the present By-law, repeal the provisions thereof in whole or in part or add thereto by adopting any other administrative by-law or any other by-law dealing with any other applicable matter. Subject to the applicable provisions of the Act, any such amendment, repeal or addition is effective as of the date of the resolution of the Board adopting it. It must be submitted to the shareholders for approval at the next Shareholders Meeting, and the shareholders may, by ordinary resolution, ratify, amend or reject it. It ceases to be effective at the close of the Shareholders’ Meeting if it is rejected by or not submitted to the shareholders. However, By-law amendments relating to procedural matters with respect to Shareholders Meetings take effect only once they have received shareholder approval.

The Board is authorized to make any clerical change to the By-law to correct typographical errors or to clarify the meaning of a particular provision without requiring the approval of the shareholders.

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SCHEDULE “B”

ACASTI PHARMA inc.

STOCK OPTION PLAN
AS AMENDED ●, 2020

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acasti pharma inc.

STOCK OPTION PLAN

THIS PLAN adopted October 8, 2008, amended on April 29, 2009, March 1, 2011, May 22, 2013, October 5, 2015, May 11, 2016, June 8, 2017, July 27, 2018, April 15, 2019, March 31, 2020 and ●, 2020.

Article 1
DEFINITIONS AND INTERPRETATION

1.1                                      Definitions. Where used in this Plan, unless there is something in the subject matter or context inconsistent therewith, the following terms will have the meanings set forth below:

(a)	"Associate" has the meaning ascribed to it in the Securities Act.
(b)	"Board" means the board of directors of the Corporation, or any duly appointed committee thereof to which the board of directors of the Corporation has delegated the power to administer and grant Options under this Plan, as constituted from time to time.
(c)	"Cause" means, with respect to a particular Employee:
(i)	"cause" as such term is defined in the written employment agreement between the Corporation and the Employee; or
(ii)	in the event there is no written employment agreement between the Corporation and the Employee or "cause" is not defined in the written employment agreement between the Corporation and the Employee, the usual meaning of cause under the laws of the Province of Québec.
(d)	Change of Control” means:
(i)	a consolidation, reorganization, amalgamation, merger, acquisition or other business combination (or a plan of arrangement in connection with any of the foregoing), other than solely involving the Corporation and any one or more of its Associates, with respect to which all or substantially all of the Persons who were the beneficial owners of the Shares and other securities of the Corporation immediately prior to such consolidation, reorganization, amalgamation, merger, acquisition, business combination or plan of arrangement do not, following the completion of such consolidation, reorganization, amalgamation, merger, acquisition, business combination or plan of arrangement, beneficially own, directly or indirectly, more than 50% of the resulting voting rights (on a fully-diluted basis) of the Corporation or its successor;
(ii)	a resolution is adopted to wind-up, dissolve or liquidate the Corporation;
(iii)	the sale, exchange or other disposition to a person other than an Affiliate of the Corporation of all or substantially all of the Corporation’s assets; or
(iv)	a change in the composition of the Board, which occurs at a single meeting of the shareholders of the Corporation or upon the execution of a shareholders’ resolution, such that individuals who are members of the Board immediately prior to such meeting or resolution cease to constitute a majority of the Board, without the Board, as constituted immediately prior to such meeting or resolution, having approved of such change;
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(e)	“Code” has the meaning given in Section 7.1 of this Plan.
(f)	"Company" means, unless specifically indicated otherwise, a corporation, incorporated association or organization, body corporate, partnership, trust, association, or other entity other than an individual.
(g)	"Consultant" means a person, other than an Employee or Director of the Corporation, or a Company, who:
(i)	provides on a bona fide basis consulting, technical, management or other services to the Corporation or a Subsidiary of the Corporation under a written contract;
(ii)	possesses technical, business, management or other expertise of value to the Corporation or a Subsidiary of the Corporation;
(iii)	in the reasonable opinion of the Corporation, spends or will spend a significant amount of time and attention on the business and affairs of the Corporation or a Subsidiary of the Corporation; and
(iv)	has a relationship with the Corporation or a Subsidiary of the Corporation that enables the individual to be knowledgeable about the business and affairs of the Corporation.
(h)	"Corporation" means Acasti Pharma Inc., and includes any successor corporation thereto.
(i)	"Director" means a member of the board of directors of the Corporation or a member of the board of directors of a Subsidiary of the Corporation to whom stock options may be granted in reliance on a prospectus exemption under applicable Securities Laws.
(j)	"Effective Date" means the effective date of this Plan, as amended, being October 8, 2008.
(k)	"Employee" means an individual who:
(i)	is considered an employee of the Corporation or a Subsidiary of the Corporation under the Income Tax Act (Canada) (i.e., for whom income tax, employment insurance and CPP deductions must be made at source);
(ii)	works full-time for the Corporation or a Subsidiary of the Corporation providing services normally provided by an employee and who is subject to the same control and direction by the Corporation or a Subsidiary of the Corporation over the details and methods of work as an employee of the Corporation, but for whom income tax deductions are not made at source; or
(iii)	works for the Corporation or a Subsidiary of the Corporation on a continuing and regular basis for a minimum amount of time per week providing services normally provided by an employee and who is subject to the same control and direction by the Corporation or a Subsidiary of the Corporation over the details and methods of work as an employee of the Corporation, but for whom income tax deductions are not made at source.
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(l)	"Exchange" means the TSX Venture Exchange and, where the context permits, any other exchange on which the Shares are or may be listed from time to time.
(m)	"Exercise Notice" means the notice respecting the exercise of an Option, in the form set out in the Option Agreement, duly executed by the Option Holder.
(n)	"Exercise Period" means the period during which a particular Option may be exercised and, subject to earlier termination in accordance with the terms hereof, is the period from and including the Grant Date through to and including the Expiry Date.
(o)	"Exercise Price" means the price per Share at which Shares may be purchased under an Option duly granted under this Plan, as determined in accordance with Section 4.3 of this Plan and, if applicable, adjusted in accordance with Section 3.5 of this Plan.
(p)	"Expiry Date" means the date determined in accordance with Section 4.2 of this Plan and after which a particular Option cannot be exercised and is deemed to be null and void and of no further force or effect.
(q)	"Grant Date" means the date on which the Board grants a particular Option.
(r)	"Insider" means an “insider” as defined by the Exchange from time to time in its rules and regulations.
(s)	“ISOs” has the meaning given in Section 7.1 of this Plan.
(t)	"Market Price" at any date in respect of the Shares shall be the closing price of such Shares on the Exchange (and if listed on more than one stock exchange, then the highest of such closing prices) on the last Business Day prior to the Grant Date (or, if such Shares are not then listed and posted for trading on the Exchange, on such stock exchange in Canada on which the Shares are listed and posted for trading as may be selected for such purpose by the Board). In the event that such Shares did not trade on such Business Day, the Market Price shall be the average of the bid and asked prices in respect of such Shares at the close of trading on such date. In the event that such Shares are not listed and posted for trading on any stock exchange, the Market Price shall be the fair market value of such Shares as determined by the Board in its sole discretion;
(u)	"Option" means an option to acquire Shares granted to a Director, Employee or Consultant of the Corporation, or any Subsidiary of the Corporation pursuant to this Plan.
(v)	"Option Agreement" means an agreement, in the form substantially similar as that set out in Schedule "A" hereto, evidencing an Option granted under this Plan.
(w)	"Option Holder" means a Director, Employee or Consultant or former Director, Employee or Consultant, to whom an Option has been granted and who continues to hold an unexercised and unexpired Option or, where applicable, the Personal Representative of such person.
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(x)	"Plan" means this stock option plan, as may be amended from time to time.
(y)	"Person" means a Company or an individual.
(z)	"Personal Representative" means:
(i)	in the case of a deceased Option Holder, the executor or administrator of the deceased duly appointed by a court or public authority having jurisdiction to do so; and
(ii)	in the case of an Option Holder who, for any reason, is unable to manage his or her affairs, the individual entitled by law to act on behalf of such Option Holder.
(aa)	"QBCA" means the Business Corporations Act (Québec), as amended, or such other successor legislation which may be enacted, from time to time.
(bb)	"Regulatory Authorities" means the Exchange and any other organized trading facilities on which the Corporation's Shares are listed and all securities commissions or similar securities regulatory bodies having jurisdiction over the Corporation.
(cc)	"Re-Organization Event" has the meaning given in Section 3.5 of this Plan.
(dd)	"Securities Act" means the Securities Act (Québec), as amended, or such other successor legislation as may be enacted, from time to time.
(ee)	"Securities Laws" means securities legislation, securities regulation and securities rules, as amended, and the policies, notices, instruments and blanket orders in force from time to time that govern or are applicable to the Corporation or to which it is subject, including, without limitation, the Securities Act.
(ff)	"Share" means one (1) common share without par value in the capital stock of the Corporation as constituted on the Effective Date or, in the event of an adjustment contemplated by Section 3.5 of this Plan, such other shares or securities to which an Option Holder may be entitled upon the due exercise of an Option as a result of such adjustment.
(gg)	"Subsidiary" means a subsidiary as defined in the QBCA.
(hh)	"Termination Date" means:
(i)	in the case of the resignation of the Option Holder as an Employee of the Corporation, the date that the Option Holder provides notice of his or her resignation as an Employee of the Corporation to the Corporation;
(ii)	in the case of the termination of the Option Holder as an Employee of the Corporation by the Corporation for any reason other than death, the effective date of termination set out in the Corporation's notice of termination of the Option Holder as an Employee of the Corporation to the Option Holder;
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(iii)	in the case of the termination of the written contract of the Option Holder to provide consulting services to the Corporation, the effective date of termination set out in any notice provided by one of the parties to the written contract to the other party; or
(iv)	the effective date of termination of a Director, Employee or Consultant pursuant to an order made by any Regulatory Authority having jurisdiction to so order.
(ii)	“U.S. Taxpayer” has the meaning given in Section 7.1 of this Plan.

1.2                                      Choice of Law. This Plan is established under and the provisions of this Plan will be subject to and interpreted and construed in accordance with the laws of the Province of Québec.

1.3                                      Headings. The headings used herein are for convenience only and are not to affect the interpretation of this Plan.

Article 2
PURPOSE AND ADMINISTRATION

2.1                                      Purpose. The purpose of this Plan is to provide the Corporation with a share-related mechanism to attract, retain and motivate qualified Directors, Employees and Consultants of the Corporation, and any Subsidiary of the Corporation, to reward such of those Directors, Employees and Consultants as may be granted Options under this Plan by the Board from time to time for their contributions toward the long term goals and success of the Corporation and to enable and encourage such Directors, Employees and Consultants to acquire Shares as long term investments and proprietary interests in the Corporation.

2.2                                      Administration. This Plan will be administered by the Board. The Board may make, amend and repeal at any time and from time to time such regulations not inconsistent with this Plan as it may deem necessary or advisable for the proper administration and operation of this Plan and such regulations will form part of this Plan. The Board may delegate to any director or other senior officer or employee of the Corporation such administrative duties and powers as it may see fit.

2.3                                      Board Powers. The Board shall have the power, where consistent with the general purpose and intent of this Plan and subject to the specific provisions of this Plan to, amongst other things:

(a)	establish policies and to adopt rules and regulations for carrying out the purposes, provisions and administration of this Plan;
(b)	interpret and construe this Plan and to determine all questions arising out of this Plan or any Option, and any such interpretation, construction or determination made by the Board shall be final, binding and conclusive for all purposes;
(c)	determine the number of Shares reserved for issuance by each Option;
(d)	determine the Exercise Price of each Option;
(e)	determine the time or times when Options will be granted and exercisable;
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(f)	determine if the Shares which are issuable on the due exercise of an Option will be subject to any restrictions upon the due exercise of such Option; and
(g)	prescribe the form of the instruments and certificates relating to the grant, exercise and other terms of Options.

2.4                                      Board Discretion. The Board may, in its discretion, require as conditions to the grant or exercise of any Option that the Option Holder shall have:

(a)	represented, warranted and agreed in form and substance satisfactory to the Corporation that the Option Holder is acquiring and will acquire such Option and the Shares to be issued upon the exercise thereof for his, her or its own account, for investment and not with a view to or in connection with any distribution, that the Option Holder has had access to such information as is necessary to enable him, her or it to evaluate the merits and risks of such investment and that the Option Holder is able to bear the economic risk of holding such Shares for an indefinite period;
(b)	agreed to restrictions on transfer in form and substance satisfactory to the Corporation and to an endorsement on any option agreement or certificate representing the Shares making appropriate reference to such restrictions; and
(c)	agreed to indemnify the Corporation in connection with the foregoing.

2.5                                      Board Requirements. Any Option granted under this Plan shall be subject to the requirement that, if at any time counsel to the Corporation shall determine that the listing, registration or qualification of the Shares issuable upon due exercise of such Option upon any securities exchange or under any Securities Laws of any jurisdiction, or the consent or approval of Regulatory Authority, is necessary as a condition of, or in connection with, the grant or exercise of such Option or the issuance or purchase of Shares thereunder, such Option may not be accepted or exercised in whole or in part unless such listing, registration, qualification, consent or approval shall have been effected or obtained on conditions acceptable to the Board. Nothing herein shall be deemed to require the Corporation to apply for or to obtain such listing, registration, qualification, consent or approval.

2.6                                      Interpretation. The interpretation by the Board of any of the provisions of this Plan and any determination by it pursuant thereto will be final and conclusive and will not be subject to any dispute by any Option Holder. No member of the Board or any individual acting pursuant to authority delegated by it hereunder will be liable for any action or determination in connection with this Plan made or taken in good faith and each member of the Board and each such individual will be entitled to indemnification with respect to any such action or determination in the manner provided for by the Corporation.

Article 3
GRANT OF OPTIONS

3.1                                      Board to Issue Shares. The Shares to be issued to Option Holders upon the exercise of Options will be previously authorized but unissued Shares in the capital stock of the Corporation.

3.2                                      Participation. The Board will, from time to time and in its sole discretion, determine (i) those Directors, Employees, Consultants (and, when applicable, to a Company wholly owned by any such Director, Employee or Consultant), if any, to whom Options are to be granted based upon certain participation criteria, which criteria include but are not limited to functions within the Corporation, or any Subsidiary of the Corporation, seniority or actual and future contributions to the success of to the Corporation, or any Subsidiary of the Corporation, and (ii) the number of Options to be granted to such Directors, Employees or Consultants. The Board may only grant options to an Employee or Consultant if such Employee or Consultant is a bona fide Employee or Consultant of the Corporation or a Subsidiary of the Corporation, as the case may be. The Board may, in its sole discretion, grant the majority of the Options to Insiders of the Corporation. However, in no case will the grant of Options under this Plan, together with any proposed or previously existing security based compensation arrangement, result in (in each case, as determined on the Grant Date):

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(a)	the grant to any one Consultant of the Corporation, or any Subsidiary of the Corporation, within any twelve (12) month period, of Options reserving for issuance a number of Shares exceeding in the aggregate two percent (2%) of the Corporation’s issued and outstanding Shares (on a non-diluted basis); or
(b)	the grant, within any twelve (12) month period, to all Directors, Employees and/or Consultants of the Corporation (or any Subsidiary of the Corporation) conducting investor relations services, of Options reserving for issuance a number of Shares exceeding in the aggregate two percent (2%) of the Corporation’s issued and outstanding Shares (on a non-diluted basis), calculated at the date an option is granted to any such Person.

3.3                                      Number of Shares Reserved. Subject to adjustment as provided for in Section 3.4 of this Plan and any subsequent amendment to this Plan, the number of Shares reserved for issuance and which will be available for purchase pursuant to Options granted under this Plan, together with any proposed or previously existing security based compensation arrangement, will equal to ●, representing 15% of the issued and outstanding Shares of the Corporation as of ●, 2020. Subject to the provisions and restrictions of this Plan, if any Option is cancelled, expired or otherwise terminated for any reason whatsoever, the number of Shares in respect of which Option is cancelled, expired or otherwise terminated for any reason whatsoever, as the case may be, will ipso facto again be immediately available for purchase pursuant to Options granted under this Plan.

3.4                                      Adjustments. If, prior to the complete exercise of an Option, the Shares are consolidated, subdivided, converted, exchanged or reclassified or in any way substituted for (collectively, a "Re-Organization Event"), an Option, to the extent that it has not been exercised, will be adjusted by the Board in accordance with such Re-Organization Event in the manner the Board deems appropriate and equitable. No fractional Shares will be issued upon the exercise of the Options and accordingly, if as a result of the Re-Organization Event, an Option Holder would become entitled to a fractional Share, such Option Holder will have the right to purchase only the next lowest whole number of Shares and no payment or other adjustment will be made with respect to the fractional interest so disregarded.

3.5                                      Notification of Grant. Following the approval by the Board of the granting of an Option, the Board will notify the Option Holder in writing of the award and will enclose with such notice the Option Agreement representing the Option so granted.

3.6                                      Copy of Plan. Each Option Holder, concurrently with the notice of the award of the Option, will, upon written request, be provided with a copy of this Plan, and a copy of any amendment to this Plan will be promptly provided by the Board to each Option Holder.

3.7                                      Limitation. This Plan does not give any Option Holder that is a Director the right to serve or continue to serve as a Director of the Corporation, does not give any Option Holder that is an Employee the right to be or to continue to be employed by the Corporation and does not give any Option Holder that is a Consultant the right to be or continue to be retained or engaged by the Corporation as a consultant for the Corporation.

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Article 4
TERMS AND CONDITIONS OF OPTIONS

4.1                                      Term of Option. Subject to Section 4.2, the Expiry Date of an Option will be the date so fixed by the Board at the time the particular Option is granted, provided that such date will be no later than the tenth (10th) anniversary of the Grant Date of such Option.

4.2                                      Termination of Option. Subject to such other terms or conditions that may be attached to Options granted hereunder, an Option Holder may exercise an Option in whole or in part at any time or from time to time during the Exercise Period. Any Option or part thereof not exercised within the Exercise Period will terminate and become null, void and of no effect as of 5:00 p.m. (Montréal time) on the Expiry Date. The Expiry Date of an Option will be the earlier of the date so fixed by the Board at the time the Option is granted and the date established, if applicable, in subsections (a) to (c) below:

(a)	Death, Disability or Retirement of Option Holder

In the event that the Option Holder should die, become disabled or retire from the Corporation while he or she is still an Employee (if he or she holds his or her Option as an Employee) or in the event that the Option Holder should die or become disable while he or she is still a Director (if he or she holds his or her Option as a Director) or a Consultant (if he or she holds his or her Option as a Consultant), the Expiry Date will be the first anniversary of the Option Holder's date of death, disability or retirement, as applicable. In addition, in the event that the Option Holder should die or become disabled, the vesting schedule of such Option Holder’s Option shall automatically accelerate such that there shall be a full and immediate vesting and entitlement to exercise the relevant Option concurrently with the date upon which such event occurs.

(b)	Ceasing to Hold Office as Director

In the event that the Option Holder holds his or her Option as a Director of the Corporation and such Option Holder ceases to be a Director of the Corporation (including by reason of death or disability) the Expiry Date of the Option will be the first anniversary following the date the Option Holder ceases to be a Director of the Corporation unless the Option Holder ceases to be a Director of the Corporation as a result of:

(i)	ceasing to meet the qualifications of a director set forth the QBCA; or
(ii)	an ordinary resolution having been passed by the shareholders of the Corporation pursuant to the QBCA; or
(iii)	an order made by any Regulatory Authority having jurisdiction to so order,

in which case the Expiry Date will be the date the Option Holder ceases to be a Director of the Corporation.

(c)	Ceasing to be an Employee or Consultant

In the event that the Option Holder holds his or her Option as an Employee or Consultant of the Corporation and such Option Holder ceases to be an Employee or Consultant of the Corporation other than by reason of death, disability or retirement, as applicable in accordance with Section 4.2(a), the Expiry Date of the Option will not exceed the ninetieth (90th) day following the Termination Date or, if the Employee or Consultant provides investor relations services, the thirtieth (30th) day following the Termination Date, unless the Option Holder:

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(i)	ceases to be an Employee of the Corporation as a result of termination for Cause; or
(ii)	ceases to be an Employee or Consultant of the Corporation as a result of an order made by any Regulatory Authority having jurisdiction to so order,

in which case the Expiry Date will be the Termination Date.

(d)	Bankruptcy

In the event that an Option Holder commits an act of bankruptcy or any proceeding is commenced against an Option Holder under the Bankruptcy and Insolvency Act (Canada) or other applicable bankruptcy or insolvency legislation in force at the time of such bankruptcy or insolvency, the Expiry Date of the Option will be the date immediately preceding the date on which such Option Holder commits such act of bankruptcy.

Notwithstanding anything contained in this Plan, with the exception of Section 5.5, in no case will an Option be exercisable after the tenth (10th) anniversary of the Grant Date of the Option.

4.3                                      Exercise Price. The price at which an Option Holder may purchase a Share upon the exercise of an Option (the "Exercise Price") will be determined by the Board and set forth in the Option Agreement issued in respect of such Option and, in any event, will not be less than the Market Price of the Corporation's Shares calculated as of the Grant Date. Notwithstanding anything else contained in this Plan, in no case will the Market Price be less than the minimum prescribed by each of the organized trading facilities as would apply to the Grant Date in question.

4.4                                      Vesting. Subject to Section 4.2(a), the date or dates on and after which a particular Option, or part thereof, may be exercised will be determined by the Board and set forth in the Option Agreement issued in respect of such Option; provided that:

(a)	all Options granted to a Director will be vested gradually and evenly over a period of at least twelve (12) months, on a monthly basis; and
(b)	all Options granted to an Employee will be vested gradually and evenly over a period of at least thirty-six (36) months, on a quarterly basis.

4.5                                      Additional Terms. Subject to all applicable Securities Laws of all applicable Regulatory Authorities, the Board may attach other terms and conditions to the grant of a particular Option, such terms and conditions to be referred to in the Option Agreement at the time of grant. These terms and conditions may include, but are not necessarily limited to, the following:

(c)	providing that an Option expires on a date other than as provided for herein;
(d)	providing that a portion or portions of an Option vest after certain periods of time or upon the occurrence of certain events, or expire after certain periods of time or upon the occurrence of certain events;
(e)	providing that an Option be exercisable immediately, in full, notwithstanding that it has vesting provisions, upon the occurrence of certain events, such as a friendly or hostile take-over bid for the Corporation; and
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(f)	providing that an Option issued to, held by or exercised by an Option Holder who is a citizen or resident of the United Sates of America, and otherwise meeting the statutory requirements, be treated as an "Incentive Stock Option" as that term is defined for purposes of the United States of America Internal Revenue Code of 1986, as amended.

4.6                                      Non-Transferability of Options. The Options granted hereunder are not assignable, transferable or negotiable (whether by operation of law or otherwise) and may not be assigned or transferred, provided however that the Personal Representative of an Option Holder may, to the extent permitted by Section 5.1 of this Plan, exercise the Option within the Exercise Period. Upon any attempt to assign, transfer, negotiate, pledge, hypothecate or otherwise dispose of or transfer an Option contrary to this Section 4.6 of this Plan, or upon the levy of any attachment or similar process upon an Option, the Option and all rights, benefits and privileges arising thereunder or therefrom, at the sole discretion and election of the Board, shall cease and terminate and be of no further force or affect whatsoever.

4.7                                      No Rights as Shareholders. An Option Holder shall not have any rights as a shareholder of the Corporation with respect to any of the Shares covered by such Option until the date of issuance of a certificate for Shares upon the due exercise of such Option, in full or in part, and then only with respect to the Shares represented by such certificate or certificates. Without in any way limiting the generality of the foregoing, no adjustment shall be made for dividends or other rights for which the record date is prior to the date such share certificate is issued.

Article 5
EXERCISE OF OPTION

5.1                                      Exercise of Option. An Option may be exercised only by the Option Holder or the Personal Representative of the Option Holder. Subject to the provisions of this Plan, an Option Holder or the Personal Representative of an Option Holder may exercise an Option in whole or in part at any time or from time to time during the Exercise Period up to 5:00 p.m. (Montréal time) on the Expiry Date by delivering to the Secretary of the Corporation an Exercise Notice indicating the number of Shares to be purchased pursuant to the exercise of the Option, the applicable Option Agreement and a certified cheque or bank draft payable to "Acasti Pharma Inc." in an amount equal to the aggregate Exercise Price of the Shares to be purchased pursuant to the exercise of the Option.

5.2                                      Withholding Taxes. In addition to the other conditions on exercise set forth in this Plan, the exercise of each Option granted under this Plan is subject to the satisfaction of all applicable withholding taxes or other withholding liabilities as the Corporation may determine to be necessary or desirable in respect of such exercise. The Corporation will require that an Option Holder pay to the Corporation, in addition to, and in the same manner as, the Exercise Price, such amount as the Corporation is obliged to remit to the relevant taxing authority in respect of the exercise of the Option.

5.3                                      Issue of Share Certificates. As soon as practicable following the receipt of (i) the Exercise Notice and the certified cheque or bank draft referred to in Section 5.1, and (ii) any amounts payable under Section 5.2, the Board will cause to be delivered to the Option Holder the Shares so purchased in certificated or uncertificated form. If the number of Shares so purchased is less than the number of Shares subject to the Option Agreement, the Option Holder will surrender the Option Agreement to the Corporation and the Board will forward a new Option Agreement to the Option Holder concurrently with delivery of the Shares for the balance of Shares available under the Option.

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5.4                                      Condition of Issue. The Options and the issue of Shares by the Corporation pursuant to the exercise of Options are subject to the terms and conditions of this Plan and compliance with the rules and policies of all applicable Regulatory Authorities to the granting of such Options and to the issuance and distribution of such Shares, and to all applicable Securities Laws. The Option Holder agrees to comply with all such laws, regulations, rules and policies and agrees to furnish to the Corporation any information, reports or undertakings required to comply with and to fully cooperate with the Corporation in complying with such laws, regulations, rules and policies. Notwithstanding any of the provisions contained in this Plan or in any Option, the Corporation's obligation to issue Shares to an Option Holder pursuant to the exercise of any Option granted under the Plan shall be subject to:

(a)	completion of such registration or other qualification of such Shares or obtaining approval of such Regulatory Authority as the Corporation shall determine to be necessary or advisable in connection with the authorization, issuance or sale thereof;
(b)	the admission of such Shares to listing on any stock exchange on which the Shares may then be listed;
(c)	the receipt from the Option Holder of such representations, warranties, agreements and undertakings, as the Corporation determines to be necessary or advisable in order to safeguard against the violation of the Securities Laws of any jurisdiction; and
(d)	the satisfaction of any conditions on exercise prescribed pursuant to this Plan.

5.5                                      Blackout Period. If an Option expires during, or within five business days after, a trading black-out period imposed by the Corporation to restrict trades in the Corporation’s securities, then, notwithstanding any other provision of the Plan, the Option shall expire ten business days after the trading black-out period is lifted by the Corporation, subject to the maximum period of time during which an Option is exercisable under Sections 7.3 of this Plan.

Article 6
AMENDMENT AND TERMINATION

6.1                                      Amendment Without Shareholder Approval. Subject to the prior approval of the Exchange, The Board may amend, suspend or discontinue the Plan, and amend or discontinue any Options granted under the Plan, at any time without shareholder approval. Without limiting the foregoing, the Board is specifically authorized to amend the terms of the Plan, and the terms of any Options granted under the Plan, without obtaining shareholder approval, to:

(a)	amend the vesting provisions to the extent permitted under the rules and regulations of the Exchange;
(b)	amend the termination provisions, except as otherwise provided in Section 6.3 (b) hereof;
(c)	amend the eligibility requirements of eligible Directors, Employees or Consultants which would have the potential of broadening or increasing Insider participation;
(d)	add any form of financial assistance;
(e)	amend a financial assistance provision which is more favorable to Directors, Employees or Consultants;
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(f)	add a deferred or restricted share unit or any other provision which results in Directors, Employees or Consultants receiving securities while no cash consideration is received by the Corporation; and
(g)	make other amendments of a housekeeping nature or to comply with the requirements of any Regulatory Authority.

6.2                                      Amendment with Shareholder Approval. Notwithstanding Section 6.1, no amendments to the Plan to:

(a)	increase the number of Shares reserved for issuance under the Plan (including a change from a fixed maximum number of shares to a fixed maximum percentage of Shares);
(b)	change the manner of determining the Exercise Price; or
(c)	amend the amending provisions of Sections 6.1 to 6.3 of this Plan; or
(d)	change the employees (or class of employees) eligible to receive options under this Plan shall be made without obtaining approval of the shareholders in accordance with the requirements of the Exchange.

6.3                                      Amendment of Insider Options. Notwithstanding Section 6.1, no amendments to granted Options to:

(a)	reduce the Exercise Price for the benefit of Insiders; or
(b)	extend the termination date for the benefit of Insiders, other than in accordance with Section 5.4 hereof;

shall be made without obtaining approval of the shareholders, or approval of the disinterested shareholders for amendments under Section 6.3 (a), in accordance with the requirements of the Exchange; and no action shall be taken with respect to granted Options without the consent of the Option Holder, unless the Board determines that such action does not materially alter or impair such Option.

6.4                                      Options Granted Prior to Termination. No amendment, suspension or discontinuance of the Plan or of any granted Option may contravene the requirements of the Exchange or any securities commission or regulatory body to which the Plan or the Corporation is now or may hereafter be subject to. Termination of the Plan shall not affect the ability of the Board to exercise the powers granted to it hereunder with respect to Options granted under the Plan prior to the date of such termination.

6.5                                      Retrospective Amendment. The Board may from time to time retrospectively amend this Plan and, with the consent of the affected Option Holders, retrospectively amend the terms and conditions of any Options that have been previously granted.

6.6                                      Change of Control. Notwithstanding anything contained to the contrary in this Plan or in any resolution of the Board in implementation thereof:

(a)	in the event of a proposed Change of Control of the Corporation, the Corporation shall have the right, upon written notice thereof to each Option Holder holding Options under the Plan, to permit the exercise of all such Options within the twenty (20) day period next following the date of such notice and to determine that upon the expiration of such twenty (20) day period, all rights of the Option Holders to such Options or to exercise same (to the extent not theretofore exercised) shall ipso facto terminate and cease to have further force or effect whatsoever;
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(b)	in the event of a Change of Control of the Corporation where a notice by the Corporation was not sent to Option Holders in accordance with Section 6.6(a),
(i)	all of the Option Holder’s Options will immediately vest on the date of such event. In such event, all Options so vested will be exercisable from such date until their respective expiry dates, subject to the terms of any employment agreement or other contractual arrangement between the Option Holder and the Corporation. For greater certainty, upon a Change of Control, Option Holders shall not be treated any more favourably than holders of Shares with respect to the consideration that the Option Holders would be entitled to receive for their Shares; and
(ii)	if the Option Holder elects to exercise its Options following a Change of Control, such Option Holder shall be entitled to receive, and shall accept, in lieu of the number of Shares which such Option Holder was entitled upon such exercise, the kind and amount of shares and other securities, property or cash which such Option Holder could have been entitled to receive as a result of such Change of Control, on the effective date thereof, had such Option Holder been the registered holder of the number of Shares to which such Option Holder was entitled to purchase upon exercise of such Options.

6.7                                      Extension of Expiration Date, Non-Applicability of Termination of Employment Provisions. Subject to the rules of any relevant Regulatory Authority and Securities Laws, the Board may, by resolution:

(a)	extend the Expiration Date of any Option, but shall not, in the event of any such advancement or extension, be under any obligation to advance or extend the date on or by which Options may be exercised by any other Option Holder; and
(b)	decide that any of the provisions hereof concerning the effect of termination of the Option Holder's employment shall not apply to any Option Holder for any reason acceptable to the Board.

Notwithstanding the provisions of Sections 6.6 and 6.7, should changes be required to the Plan by any Regulatory Authority of any jurisdiction to which this Plan or the Corporation now is or hereafter becomes subject, such changes shall be made to the Plan as are necessary to conform with such requirements and, if such changes are approved by the Board, the Plan, as amended, shall be filed with the records of the Corporation and shall remain in full force and effect in its amended form as of and from the date of its adoption by the Board.

6.8                                      Regulatory Authority Approval. This Plan and any amendments hereto are subject to all necessary approvals of the applicable Regulatory Authorities.

6.9                                      Agreement. The Corporation and every Option granted hereunder will be bound by and subject to the terms and conditions of this Plan. By accepting an Option granted hereunder, the Option Holder has expressly agreed with the Corporation to be bound by the terms and conditions of this Plan.

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6.10                                  Effective Date of Plan. Upon approval by the shareholders of the Corporation in accordance with the QBCA, and by acceptance by the Exchange (if the Shares are listed or posted on an Exchange and such acceptance is required), the amendments to this Plan made on May 11, 2016 shall be deemed to be effective as of the Effective Date. Any Options granted prior to such approval and acceptance(s), that exceed the previous number of Options available for grant, shall be conditional upon such approval and acceptance(s) being given and no such Options may be exercised unless such approval and acceptance is given.

6.11                                  Governing Law. This Plan and all matters to which reference is made herein shall be governed by and interpreted in accordance with the laws of the Province of Québec and the federal laws of Canada applicable therein.

Article 7
U.S. TAXPAYERS

7.1                                      Provisions for U.S. Taxpayers. Options granted under this Plan to U.S. Taxpayers may be nonqualified stock options or incentive stock options intended to qualify under Section 422 (“ISOs”) of the United States Internal Revenue Code of 1986 and the applicable authority thereunder (the “Code”). Each Option shall be designated in the Option Agreement as either an ISO or a non-qualified stock option. “U.S. Taxpayer” means a Person who is a U.S. citizen, U.S. permanent resident or U.S. tax resident for the purposes of the Code whose purchase of Shares under this Plan would be subject to U.S. taxation under the Code. Such Person shall be considered a U.S. Taxpayer solely with respect to such options. Options may be granted as ISOs only to individuals who are employees of the Corporation or any present or future “subsidiary corporation” or “parent corporation” as those terms are defined in Section 424(e) and (f) of the Code, and shall not be granted to non-employee Directors or independent contractors. If an Option Holder ceases to be employed by the Corporation and/or all “subsidiary corporations” or “parent corporations” as those terms are defined in Section 424(e) and (f) of the Code, other than by reason of death or disability (meaning “permanent and total disability” as defined in Section 22(e)(3) of the Code), Options shall be eligible for treatment as ISOs only if exercised no later than three months following such termination of employment.

7.2                                      ISOs. The maximum number of Options that may be granted as ISOs is equal to the maximum number of Shares issuable under Section 3.3. The terms and conditions of any ISOs granted hereunder, including the eligible recipients of ISOs, shall be subject to the provisions of Section 422 of the Code, and the terms, conditions, limitations and administrative procedures established by the Board from time to time in accordance with this Plan. At the discretion of the Board, ISOs may be granted to any Employee of the Corporation, its “parent corporation” or any “subsidiary corporation”of the Corporation, as such terms are defined in Sections 424(e) and (f) of the Code.

7.3                                      ISO Grants to 10% Shareholders. Notwithstanding anything to the contrary in this Plan, if an ISO is granted to a Person who owns shares representing more than ten percent of the voting power of all classes of shares of the Corporation or of a “subsidiary corporation” or “parent corporation”, as such terms are defined in Section 424(e) and (f) of the Code, the term of the Option shall not exceed five years from the time of grant of such Option and the Exercise Price shall be at least 110 percent (110%) of the Market Price (at the time of grant) of the Shares subject to the Option.

7.4                                      $100,000 Per Year Limitation for ISOs. To the extent the aggregate Market Price (determined at the time of grant) of the Shares for which ISOs are exercisable for the first time by any Person during any calendar year (under all plans of the Corporation) exceeds $100,000, such excess ISOs shall be treated as nonqualified stock options.

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7.5                                      Disqualifying Dispositions. Each Person awarded an ISO under this Plan shall notify the Corporation in writing immediately after the date he or she makes a disqualifying disposition of any Shares acquired pursuant to the exercise of such ISO. A disqualifying disposition is any disposition (including any sale) of Shares before the later of (i) two years after the time of grant of the ISO or (ii) one year after the date the Person acquired the Shares by exercising the ISO. The Corporation may, if determined by the Board and in accordance with procedures established by it, retain possession of any Shares acquired pursuant to the exercise of an ISO as agent for the applicable Person until the end of the period described in the preceding sentence, subject to complying with any instructions from such Person as to the sale of such Share.

7.6                                      Section 409A. Any Options granted to U.S. Taxpayers shall be limited to Employees or Consultants providing services to the Corporation or to an affiliate which is an “eligible issuer”, as defined in final Treas. Reg. 1.409A-1(b)(iii) (this includes corporate subsidiaries in which the Corporation has a controlling interest).

(a)	No extension of term of an Option shall extend beyond the latest date that the right could have expired by its original terms.
(b)	Any replacement options issued under Section 3.5 or 6.6 of this Plan shall comply with U.S. Treas. Reg. 1.424-1 as if the Option were a incentive stock option (ISO) so that the ratio of the Exercise Price to the fair market value of Shares subject to the Options immediately after the replacement may not be greater than the ratio of the Exercise Price to the fair market value of Shares subject to the Options immediately before the replacement.

7.7                                      Transferability. Notwithstanding any other provision in this Plan, an ISO is not transferable except by will or by the laws of descent and distribution, and may be exercised, during the Option Holder’s lifetime, only by such Option Holder.

Adopted by the Board on October 8, 2008, as amended on April 29, 2009, March 1, 2011, May 22, 2013, October 5, 2015, May 11, 2016, June 8, 2017, July 27, 2018, April 15, 2019, March 31, 2020 and ●, 2020 and last approved by the shareholders on [September 30, 2020].

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SCHEDULE “C”

ACASTI PHARMA inc.

equity incentive PLAN

lAST aMENDED ●, 2020

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Acasti Pharma Inc.

Equity Incentive Plan

ARTICLE 1
Purpose

1.1	Purpose

The purpose of this Plan is to provide the Corporation with a share-related mechanism to attract, retain and motivate qualified Directors, Employees and Consultants of the Corporation and its Subsidiaries, to reward such of those Directors, Employees and Consultants as may be granted Awards under this Plan by the Board from time to time for their contributions toward the long term goals and success of the Corporation and to enable and encourage such Directors, Employees and Consultants to acquire Shares as long term investments and proprietary interests in the Corporation.

ARTICLE 2
Interpretation

2.1	Definitions

When used herein, unless the context otherwise requires, the following terms have the indicated meanings, respectively:

“Affiliate” has the meaning set forth in the Securities Act;

“Associate” has the meaning ascribed to it in the Securities Act;

“Award” means any Bonus Share, Restricted Share Unit, Performance Share Unit, Deferred Share Unit, Restricted Share or Other Share-Based Award granted under this Plan;

“Award Agreement” means a signed, written agreement between a Participant and the Corporation, substantially in the form attached as Schedule A, subject to any amendments or additions thereto as may, in the discretion of the Board, be necessary or advisable, evidencing the terms and conditions on which an Award has been granted under this Plan;

“Award Value” means such percentage of annual base salary or such other amount as may be determined from time to time by the Board as the original value of the Award to be paid to a Participant and specified in the Participant’s Award Agreement;

“Board” means the board of directors of the Corporation;

“Business Day” means a day, other than a Saturday or Sunday, on which the principal commercial banks in the City of Montréal are open for commercial business during normal banking hours;

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“Bonus Share” means Shares issued to a Participant under the terms of this Plan;

“Cause” means, with respect to a particular Employee:

(a)	“cause” as such term is defined in the written employment agreement between the Corporation and the Employee; or
(b)	in the event there is no written employment agreement between the Corporation and the Employee or “cause” is not defined in the written employment agreement between the Corporation and the Employee, the usual meaning of “cause” under the laws of the Province of Québec.

“Change in Control” means the occurrence of any one or more of the following events:

(a)	a consolidation, merger, amalgamation, arrangement or other reorganization or acquisition involving the Corporation or any of its Affiliates and another corporation or other entity, as a result of which the holders of Shares prior to the completion of the transaction hold less than 50% of the outstanding shares of the successor corporation after completion of the transaction;
(b)	the sale, lease, exchange or other disposition, in a single transaction or a series of related transactions, of assets, rights or properties of the Corporation and/or any of its Subsidiaries which have an aggregate book value greater than 30% of the book value of the assets, rights and properties of the Corporation and its Subsidiaries on a consolidated basis to any other person or entity, other than a disposition to a wholly-owned subsidiary of the Corporation in the course of a reorganization of the assets of the Corporation and its subsidiaries;
(c)	a resolution is adopted to wind-up, dissolve or liquidate the Corporation;
(d)	any person, entity or group of persons or entities acting jointly or in concert (an “Acquiror”) acquires or acquires control (including, without limitation, the right to vote or direct the voting) of Voting Securities of the Corporation which, when added to the Voting Securities owned of record or beneficially by the Acquiror or which the Acquiror has the right to vote or in respect of which the Acquiror has the right to direct the voting, would entitle the Acquiror and/or Associates and/or Affiliates of the Acquiror to cast or to direct the casting of 20% or more of the votes attached to all of the Corporation’s outstanding Voting Securities which may be cast to elect directors of the Corporation or the successor corporation (regardless of whether a meeting has been called to elect directors);
(e)	as a result of or in connection with: (A) a contested election of directors, or; (B) a consolidation, merger, amalgamation, arrangement or other reorganization or acquisitions involving the Corporation or any of its affiliates and another corporation or other entity, the nominees named in the most recent Management Information Circular of the Corporation for election to the Board shall not constitute a majority of the Board; or
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(f)	the Board adopts a resolution to the effect that a Change of Control as defined herein has occurred or is imminent.

For the purposes of the foregoing, “Voting Securities” means Shares and any other shares entitled to vote for the election of directors and shall include any security, whether or not issued by the Corporation, which are not shares entitled to vote for the election of directors but are convertible into or exchangeable for shares which are entitled to vote for the election of directors including any options or rights to purchase such shares or securities.

Notwithstanding the foregoing definition, for Awards that are non-qualified deferred compensation held by a U.S. Taxpayer, any Change in Control must also meet the requirements for a “change in control” or “change in ownership” under Section 409A;

“Code” means the U.S. Internal Revenue Code of 1986, as amended from time to time, and the regulations promulgated under it;

“Committee” has the meaning set forth in Section 3.2 ;

“Corporation” means Acasti Pharma Inc.;

“Consultant” means an individual or Consultant Company, other than an Employee or a Director of the Corporation, that:

(a)	is engaged to provide on a ongoing bona fide basis, consulting, technical, management or other services to the Corporation or an Affiliate of the Corporation, other than services provided in relation to a Distribution;
(b)	provides the services under a written contract between the Corporation or an Affiliate of the Corporation and the individual or the Consultant Company;
(c)	in the reasonable opinion of the Corporation, spends or will spend a significant amount of time and attention on the affairs and business of the Corporation or an Affiliate of the Corporation; and
(d)	has a relationship with the Corporation or an Affiliate of the Corporation that enables the individual to be knowledgeable about the business and affairs of the Corporation;

“Consultant Company” means for an individual consultant, a company or partnership of which the individual is an employee, shareholder or partner;

“Date of Grant” means, for any Award, the date specified by the Board at the time it grants the Award (which, for greater certainty, shall be no earlier than the date on which the Board meets for the purpose of granting such Award) or if no such date is specified, the date upon which the Award was granted;

“Deferred Share Unit” or “DSU” means a unit equivalent in value to a Share, credited by means of a bookkeeping entry in the books of the Corporation in accordance with ARTICLE 7;

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“Director” means a director of the Corporation who is not an employee of the Corporation or a Subsidiary;

“Disabled” or “Disability” means the permanent and total incapacity of a Participant as determined in accordance with procedures established by the Board for purposes of this Plan;

“Distribution” has the meaning set forth in the Securities Act;

“Effective Date” means the effective date of this Plan, being June 27, 2013;

“Employee” means an individual who:

(a)	is considered an employee of the Corporation or a Subsidiary of the Corporation under the Income Tax Act (Canada) (i.e., for whom income tax, employment insurance and CPP deductions must be made at source);
(b)	works full-time for the Corporation or a Subsidiary of the Corporation providing services normally provided by an employee and who is subject to the same control and direction by the Corporation or a Subsidiary of the Corporation over the details and methods of work as an employee of the Corporation, but for whom income tax deductions are not made at source; or
(c)	works for the Corporation or a Subsidiary of the Corporation on a continuing and regular basis for a minimum amount of time per week providing services normally provided by an employee and who is subject to the same control and direction by the Corporation or a Subsidiary of the Corporation over the details and methods of work as an employee of the Corporation, but for whom income tax deductions are not made at source.

“Exchange” means such stock exchange or other organized market on which the Shares are or may be listed or posted for trading from time to time, including as applicable the TSX-V or the TSX;

“Exchange Act” means the United States Securities Exchange Act of 1934, as amended from time to time;

“Insider” means an “insider” as defined by the Exchange from time to time in its rules and regulations;

“Market Price” at any date in respect of the Shares shall be the closing price of such Shares on the Exchange (and if listed on more than one stock exchange, then the highest of such closing prices) on the last Business Day prior to the relevant date. In the event that such Shares did not trade on such Business Day, the Market Price shall be the average of the bid and asked prices in respect of such Shares at the close of trading on such date. In the event that such Shares are not listed and posted for trading on any stock exchange, the Market Price shall be the fair market value of such Shares as determined by the Board in its sole discretion;

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“NI 45-106” means National Instrument 45-106 Prospectus and Registration Exemptions of the Canadian Securities Administrators, as amended from time to time;

“Other Share-Based Award” means any right granted under Section 8.1;

“Participant” means an Employee, Consultant or Director to whom an Award has been granted under this Plan;

“Participant’s Employer” means the Corporation or such Subsidiary as is or, if the Participant has ceased to be employed by the Corporation or such Subsidiary, was the Participant’s Employer;

“Performance Goals” means performance goals expressed in terms of attaining a specified level of the particular criteria or the attainment of a percentage increase or decrease in the particular criteria, and may be applied to one or more of the Corporation, a Subsidiary, or a division or strategic business unit of the Corporation, or may be applied to the performance of the Corporation relative to a market index, a group of other companies or a combination thereof, all as determined by the Board;

“Performance Share Unit” or “PSU” means any right granted under Section 5.1 of the Plan;

“Permitted Assign” has the meaning assigned to that term in NI 45-106;

“Person” includes an individual, sole proprietorship, partnership, unincorporated association, unincorporated syndicate, unincorporated organization, trust, body corporate, and a natural person in his or her capacity as trustee, executor, administrator or other legal representative;

“Plan” means this Acasti Pharma Inc. Equity Incentive Plan, as may be amended from time to time;

“QBCA” means the Business Corporations Act (Québec), as amended, or such other successor legislation which may be enacted, from time to time;

“Regulatory Authorities” means the Exchange and any other organized trading facilities on which the Corporation's Shares are listed and all securities commissions or similar securities regulatory bodies having jurisdiction over the Corporation;

“Restricted Period” means the period during which Restricted Shares are subject to restrictions as set out in the Award Agreement;

“Restricted Shares” means Shares granted to a Participant under Section 6.1 hereof that are subject to certain restrictions and to a risk of forfeiture;

“Restricted Share Unit” or “RSU” means a right to receive a Share or a Restricted Share granted, as determined by the Board, under Section 4.1;

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“Securities Act” means the Securities Act (Québec), as amended, or such other successor legislation as may be enacted, from time to time;

“Securities Laws” means securities legislation, securities regulation and securities rules, as amended, and the policies, notices, instruments and blanket orders in force from time to time that govern or are applicable to the Corporation or to which it is subject, including, without limitation, the Securities Act;

“Share” means one (1) common share without par value in the capital stock of the Corporation as constituted on the Effective Date or, in the event of an adjustment contemplated by ARTICLE 12, such other shares or securities to which the holder of an Award may be entitled as a result of such adjustment;

“Stock Option Plan” means the Corporation’s stock option plan in effect from time to time;

“Termination Date” means, in the case of a Participant whose employment or term of office or engagement with the Corporation or an Affiliate terminates:

(i)	in the case of the resignation of the Participant as an Employee of the Corporation, the date that the Participant provides notice of his or her resignation as an Employee of the Corporation to the Corporation;
(ii)	in the case of the termination of the Participant as an Employee of the Corporation by the Corporation for any reason other than death, the effective date of termination set out in the Corporation's notice of termination of the Participant as an Employee of the Corporation to the Participant;
(iii)	in the case of the termination of the written contract of the Consultant Participant to provide consulting services to the Corporation, the effective date of termination set out in any notice provided by one of the parties to the written contract to the other party; or
(iv)	the effective date of termination of a Director, Employee or Consultant pursuant to an order made by any Regulatory Authority having jurisdiction to so order;

provided that in the case of termination by reason of voluntary resignation by the Participant, such date shall not be earlier than the date that notice of resignation was received from such Participant, and “Termination Date” in any such case specifically does not mean the date on which any period of contractual notice, reasonable notice, salary continuation or deemed employment that the Corporation or the Affiliate, as the case may be, may be required at law to provide to a Participant would expire;

“TSX-V” means the TSX Venture Exchange;

“TSX” means the Toronto Stock Exchange; and

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“U.S. Taxpayer” shall mean a Participant who is a U.S. citizen, U.S. permanent resident or individual providing services to the Corporation or its Subsidiaries in the U.S.

2.2	Interpretation
(a)	Whenever the Board or, where applicable, the Committee is to exercise discretion in the administration of this Plan, the term “discretion” means the sole and absolute discretion of the Board or the Committee, as the case may be.
(b)	As used herein, the terms “Article”, “Section”, “Subsection” and “clause” mean and refer to the specified Article, Section, Subsection and clause of this Plan, respectively.
(c)	Words importing the singular include the plural and vice versa and words importing any gender include any other gender.
(d)	Whenever any payment is to be made or action is to be taken on a day which is not a Business Day, such payment shall be made or such action shall be taken on the next following Business Day.
(e)	In this Plan, a Person is considered to be a “Subsidiary” of another Person if:
(i)	it is controlled by,
(A)	that other, or
(B)	that other and one or more Persons, each of which is controlled by that other, or
(C)	two or more Persons, each of which is controlled by that other; or
(ii)	it is a Subsidiary of a Person that is that other’s Subsidiary.
(f)	In this Plan, a Person is considered to be “controlled” by a Person if:
(i)	in the case of a Person,
(A)	voting securities of the first-mentioned Person carrying more than 50% of the votes for the election of directors are held, directly or indirectly, otherwise than by way of security only, by or for the benefit of the other Person; and
(B)	the votes carried by the securities are entitled, if exercised, to elect a majority of the directors of the first-mentioned Person;
(ii)	in the case of a partnership that does not have directors, other than a limited partnership, the second-mentioned Person holds more than 50% of the interests in the partnership; or
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(iii)	in the case of a limited partnership, the general partner is the second-mentioned Person.
(g)	Unless otherwise specified, all references to money amounts are to Canadian currency.
(h)	This Plan is established under and the provisions of this Plan will be subject to and interpreted and construed in accordance with the laws of the Province of Québec.
(i)	The headings used herein are for convenience only and are not to affect the interpretation of this Plan.

ARTICLE 3
Administration

3.1	Administration

Subject to Section 3.2, this Plan will be administered by the Board and the Board has sole and complete authority, in its discretion, to:

(a)	determine the individuals to whom grants under the Plan may be made;
(b)	make grants of Awards under the Plan relating to the issuance of Shares (including any combination of Bonus Shares, Restricted Share Units, Performance Share Units, Deferred Share Units, Restricted Shares or Other Share-Based Awards) in such amounts, to such Persons and, subject to the provisions of this Plan, on such terms and conditions as it determines including without limitation:
(i)	the time or times at which Awards may be granted;
(ii)	the conditions under which:
(A)	Awards may be granted to Participants; or
(B)	Awards may be forfeited to the Corporation,

including any conditions relating to the attainment of specified Performance Goals;

(iii)	the price, if any, to be paid by a Participant in connection with the granting of Awards;
(iv)	whether restrictions or limitations are to be imposed on the Shares issuable pursuant to grants of Awards, and the nature of such restrictions or limitations, if any; and
(v)	any acceleration of exercisability or vesting or Restricted Period, or waiver of termination regarding any Award, based on such factors as the Board may determine;
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(c)	interpret this Plan and adopt, amend and rescind administrative guidelines and other rules and regulations relating to this Plan; and
(d)	make all other determinations and take all other actions necessary or advisable for the implementation and administration of this Plan.

The Board’s determinations and actions within its authority under this Plan are conclusive and binding on the Corporation and all other persons. The day-to-day administration of the Plan may be delegated to such officers and employees of the Corporation or of a Subsidiary as the Board determines.

3.2	Delegation to Committee

To the extent permitted by applicable law and the Corporation’s articles, the Board may, from time to time, delegate to a committee (the “Committee”) of the Board, all or any of the powers conferred on the Board under the Plan. In connection with such delegation, the Committee will exercise the powers delegated to it by the Board in the manner and on the terms authorized by the Board. Any decision made or action taken by the Committee arising out of or in connection with the administration or interpretation of this Plan in this context is final and conclusive. Notwithstanding any such delegation or any reference to the Committee in this Plan, the Board may also take any action and exercise any powers that the Committee is authorized to take or has power to exercise under this Plan.

3.3	Eligibility

All Employees, Consultants and Directors are eligible to participate in the Plan, subject to subsections 10.11(c) and 10.2(g). Eligibility to participate does not confer upon any Employee, Consultant or Director any right to receive any grant of an Award pursuant to the Plan. The extent to which any Employee, Consultant or Director is entitled to receive a grant of an Award pursuant to the Plan will be determined in the sole and absolute discretion of the Board.

3.4	Board Requirements

Any Award granted under this Plan shall be subject to the requirement that, if at any time the Corporation shall determine that the listing, registration or qualification of the Shares issuable pursuant to such Award upon any securities exchange or under any Securities Laws of any jurisdiction, or the consent or approval of Regulatory Authority, is necessary as a condition of, or in connection with, the grant or exercise of such Award or the issuance or purchase of Shares thereunder, such Award may not be accepted or exercised in whole or in part unless such listing, registration, qualification, consent or approval shall have been effected or obtained on conditions acceptable to the Board. Nothing herein shall be deemed to require the Corporation to apply for or to obtain such listing, registration, qualification, consent or approval.

3.5	Participation

The Board may only grant Awards to an Employee or Consultant if such Employee or Consultant is a bona fide Employee or Consultant of the Corporation or a Subsidiary of the Corporation, as the case may be. The Board may, in its sole discretion, grant the majority of the Awards to Insiders of the Corporation. The number of Shares that may be purchased under any Award or the amount of any Award that shall be granted in any form that may result in the issuance of Shares will be determined and fixed by the Board at the date of grant, provided that no more than 2% of the issued and outstanding Shares may be granted to any one Consultant in any 12 month period.

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3.6	Number of Shares Reserved

Subject to adjustment as provided for in ARTICLE 12 and any subsequent amendment to this Plan, the number of Shares reserved for issuance and which will be available for issuance pursuant to Awards granted under this Plan will be equal to a number that:

(a)	if, and for so long as the Common Shares are listed on the TSXV, shall not exceed the lower of (i) ● Common Shares, and (ii) 15% of the issued and outstanding Common Shares as of ●, 2020, representing ● Common Shares, which number shall include Common Shares issuable pursuant to options issued under the Stock Option Plan.
(b)	if, and for so long as the Shares are listed on the TSX, shall not exceed 2.5% of the issued and outstanding Shares of the Corporation from time to time.

The aggregate maximum number of Shares available under the Plan may be used for any type of Award. Subject to the provisions and restrictions of this Plan, if any Award is cancelled, expired or otherwise terminated for any reason whatsoever, the number of Shares in respect of which Award is cancelled, expired or otherwise terminated for any reason whatsoever, as the case may be, will ipso facto again be immediately available for purchase pursuant to Awards granted under this Plan. For greater certainty, the number of Shares in respect of which any Award is exercised will no longer be available for purchase pursuant to future Awards granted under this Plan.

All grants of Awards under this Plan will be evidenced by Award Agreements. Award Agreements will be subject to the applicable provisions of this Plan and will contain such provisions as are required by this Plan and any other provisions that the Board may direct. Any one officer of the Corporation is authorized and empowered to execute and deliver, for and on behalf of the Corporation, an Award Agreement to each Participant granted an Award pursuant to this Plan.

3.7	Non-transferability of Awards

No assignment or transfer of Awards, whether voluntary, involuntary, by operation of law or otherwise, vests any interest or right in such Awards whatsoever in any assignee or transferee (except that, if, and for so long as the Shares are listed on the TSX, a Participant may transfer Awards to Permitted Assigns in a manner consistent with applicable tax and securities laws) and immediately upon any assignment or transfer, or any attempt to make the same, such Awards will terminate and be of no further force or effect. If any Participant has transferred Awards to a corporation pursuant to this Section 3.7, such Awards will terminate and be of no further force or effect if at any time the transferor should cease to own all of the issued shares of such corporation.

3.8	Dividend Equivalents
(a)	RSUs, PSUs and DSUs shall be credited with dividend equivalents in the form of additional RSUs, PSUs and DSUs as of each dividend payment date in respect of which normal cash dividends are paid on Shares. Such dividend equivalents shall be computed by dividing: (a) the amount obtained by multiplying the amount of the dividend declared and paid per Share by the number of RSUs, PSUs and DSUs held by the Participant on the record date for the payment of such dividend, by (b) the Market Price at the close of the first business day immediately following the dividend record date, with fractions computed to three decimal places. Dividend equivalents credited to a Participant’s accounts shall vest in proportion to the RSUs, PSUs and DSUs to which they relate.
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(b)	The Board may in its discretion include in an Award Agreement applicable to an Other Share-Based Award a dividend equivalent right entitling the Participant to receive amounts equal to the normal cash dividends that would be paid, during the time such Award is outstanding and unexercised, on the Shares covered by such Award if such Shares were then outstanding and may decide whether such payments shall be made in cash, in Shares or in another form, whether they shall be conditioned upon the vesting of the Award to which they relate, the time or times at which they shall be made, and such other terms and conditions as the Board shall deem appropriate.
(c)	The foregoing does not obligate the Corporation to make dividends on Shares and nothing in this Plan shall be interpreted as creating such an obligation.
3.9	Permitted Assigns

If, and for so long as the Shares are listed on the TSX, grants of Awards may be made to Permitted Assigns of Employees, Directors and Consultants and may be transferred by Employees, Directors and Consultants to a Permitted Assign of an Employee, Director or Consultant as applicable, except for U.S. Taxpayers, if transfer to a Permitted Assign would be prohibited by Section 409A of the Code. In any such case, the provisions of ARTICLE 10 shall apply to the Award as if the Award was held by the Employee, Director or Consultant rather than such person’s Permitted Assign.

In the event of the death of the Permitted Assign, the Award shall be automatically transferred to the Employee, Director or Consultant who effected the transfer of the Award to the deceased Permitted Assign.

ARTICLE 4
GRANT OF RESTRICTED SHARE UNITS

4.1	Grant of RSUs

If, and for so long as (i) the Corporation is a Tier 1 issuer on the TSXV, (ii) the Shares are listed on the Toronto Stock Exchange, or (iii) the prior approval of the of the stock exchange on which the Shares are listed for trading is obtained, the Board may, from time to time, subject to the provisions of this Plan and such other terms and conditions as the Board may prescribe, grant RSUs to any Participant. The number of RSUs to be credited to each Participant’s account shall be computed by dividing (a) the Award Value, by (b) the Market Price of a Share on the day immediately preceding the Grant Date, with fractions rounded down to the nearest whole number.

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4.2	Terms of RSUs

The Board shall have the authority to condition the grant of RSUs upon the attainment of specified Performance Goals, or such other factors (which may vary as between awards of RSUs) as the Board may determine in its sole discretion.

4.3	Vesting of RSUs

The Board shall have the authority to determine at the time of grant, in its sole discretion, the duration of the vesting period and other vesting terms applicable to the grant of RSUs, provided that no RSU granted shall vest and be payable after December 31 of the third calendar year following the year of service for which the RSU was granted.

4.4	Delivery of Shares

Unless otherwise specified in the Award Agreement, as soon as practicable following the expiry of the applicable vesting period, or at such later date as may be determined by the Board in its sole discretion at the time of grant, a share certificate representing the Shares issuable pursuant to the RSUs shall be registered in the name of the Participant or as the Participant may direct, subject to applicable securities laws.

ARTICLE 5
PERFORMANCE SHARE UNITS

5.1	Grant of PSUs

If, and for so long as (i) the Corporation is a Tier 1 issuer on the TSXV, (ii) the Shares are listed on the Toronto Stock Exchange, or (iii) the prior approval of the of the stock exchange on which the Shares are listed for trading is obtained, the Board may, from time to time, subject to the provisions of this Plan and such other terms and conditions as the Board may prescribe, grant PSUs to any Participant. Each PSU will consist of a right to receive a Share upon the achievement of such Performance Goals during such performance periods as the Board will establish. The number of PSUs to be credited to each Participant’s account shall be computed by dividing (a) the Award Value, by (b) the Market Price of a Share on the day immediately preceding the Grant Date, with fractions rounded down to the nearest whole number.

5.2	Terms of PSUs

Subject to the terms of the Plan, the Performance Goals to be achieved during any performance period, the length of any performance period, the amount of any PSU granted, the termination of a Participant’s employment and the amount of any payment or transfer to be made pursuant to any PSU will be determined by the Board and by the other terms and conditions of any PSU, all as set forth in the applicable Award Agreement.

5.3	Performance Goals

The Board will issue Performance Goals prior to the commencement of the performance period to which such Performance Goals pertain. The Performance Goals may be based upon the achievement of corporation-wide, divisional or individual goals, or any other basis determined by the Board. The Board may modify the Performance Goals as necessary to align them with the Corporation’s corporate objectives if there is a subsequent material change in the Corporation’s business, operations or capital or corporate structure. The Performance Goals may include a threshold level of performance below which no payment will be made (or no vesting will occur), levels of performance at which specified payments will be made (or specified vesting will occur), and a maximum level of performance above which no additional payment will be made (or at which full vesting will occur).

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5.4	Delivery of Shares

Unless otherwise specified in the Award Agreement, as soon as practicable following the expiry of the applicable vesting period, or at such later date as may be determined by the Board in its sole discretion at the time of grant, a share certificate representing the Shares issuable pursuant to the PSUs shall be registered in the name of the Participant or as the Participant may direct, subject to applicable securities laws.

ARTICLE 6
Restricted Shares

6.1	Grant of Restricted Shares

If, and for so long as (i) the Corporation is a Tier 1 issuer on the TSXV, (ii) the Shares are listed on the Toronto Stock Exchange, or (iii) the prior approval of the of the stock exchange on which the Shares are listed for trading is obtained, the Board may, from time to time, subject to the provisions of this Plan and such other terms and conditions as the Board may prescribe, grant Restricted Shares to any Participant. The terms and conditions of each Restricted Shares grant shall be evidenced by an Award Agreement, which agreements need not be identical. The number of Restricted Shares to be credited to each Participant’s account shall be computed by dividing (a) the Award Value, by (b) the Market Price of a Share on the day immediately preceding the Grant Date, with fractions rounded down to the nearest whole number.

Subject to the restrictions set forth in Section 10.2, except as otherwise set forth in the applicable Award Agreement, the Participant shall generally have the rights and privileges of a shareholder as to such Restricted Shares, including the right to vote such Restricted Shares. Unless otherwise set forth in a Participant’s Award Agreement, cash dividends and stock dividends, if any, with respect to the Restricted Shares shall be withheld by the Corporation for the Participant’s account, and shall be subject to forfeiture until released, in each case, to be released at the same time and in the same proportion as the lapse of restrictions on the Restricted Shares to which such dividends relate. Except as otherwise determined by the Board, no interest will accrue or be paid on the amount of any dividends withheld.

6.2	Restrictions on Transfer

In addition to any other restrictions set forth in a Participant’s Award Agreement, until such time that the Restricted Period for the Restricted Shares has lapsed pursuant to the terms of the Award Agreement, which Restricted Period the Board may in its sole discretion accelerate at any time, the Participant shall not be permitted to sell, transfer, pledge, or otherwise encumber the Restricted Shares. Notwithstanding anything contained herein to the contrary, the Board shall have the authority to remove any or all of the restrictions on the Restricted Shares whenever it may determine that, by reason of changes in applicable laws or other changes in circumstances arising after the date of the Restricted Shares Award, such action is appropriate.

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6.3	Separation of Service

Except as may otherwise be provided by applicable laws and regulations or in the applicable Award Agreement, in the event of a Participant’s “separation from service” (within the meaning of Section 409A of the Code) with the Corporation or any of the Subsidiaries for any reason prior to the time that the Restricted Period for the Participant’s Restricted Shares has lapsed, as soon as practicable following such Separation from Service, the Corporation shall repurchase from the Participant, and the Participant shall sell, all of such Participant’s Restricted Shares for which the Restricted Period has not lapsed at a purchase price equal to the cash amount, if any, paid by the Participant for the Restricted Shares, or if no cash amount was paid by the Participant for the Restricted Shares, such Restricted Shares shall be forfeited by the Participant to the Corporation for no consideration as of the date of such separation from service.

ARTICLE 7
GRANT OF deferred share units

7.1	Number of Deferred Share Units

If, and for so long as (i) the Corporation is a Tier 1 issuer on the TSXV, (ii) the Shares are listed on the Toronto Stock Exchange, or (iii) the prior approval of the of the stock exchange on which the Shares are listed for trading is obtained, the Board may, from time to time, subject to the provisions of this Plan and such other terms and conditions as the Board may prescribe, grant Deferred Share Units to any Participant; provided, however, to the extent required by applicable law (including, but not limited to, Section 409A of the Code), if any Participant is allowed an election to receive DSUs in lieu of other compensation, such election must be made in writing prior to the start of the calendar year during which services will be performed for which the compensation relates, or such later date as permitted in accordance with applicable law, including, but not limited to, Section 409A of the Code and the regulations thereunder. The number of DSUs to be credited to each Participant’s account shall be computed by dividing (a) the Award Value, by (b) the Market Price of a Share on the day immediately preceding the Grant Date, with fractions rounded down to the nearest whole number.

All Deferred Share Units received by a Participant shall be credited to an account maintained for the Participant on the books of the Corporation, as of the Date of Grant. The award of Deferred Share Units for a calendar year to a Participant shall be evidenced by an Award Agreement.

7.2	Issuance of Shares

DSUs shall be settled on the date established in the Award Agreement (the “Settlement Date”); provided, however that in no event shall a DSU Award be settled prior to the date of the applicable Participant’s Separation from Service. If the Award Agreement does not establish a date for the settlement of the DSUs, then the Settlement Date shall be the date of Separation from Service, subject to the delay that may be required under Section 13.9 below. On the Settlement Date for any DSU:

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(a)	the Participant shall deliver a cheque payable to the Corporation (or payment by such other method as may be acceptable to the Corporation) representing payment of any amounts required by the Corporation to be withheld in connection with such settlement as contemplated by Section 13.3; and
(b)	the Corporation shall issue to the Participant one fully paid and non-assessable Share in respect of each Vested DSU being paid on such date.

ARTICLE 8
other share-based awards

8.1	Other Share-Based Awards

The Board may, from time to time, subject to the prior approval of the TSX-V, if applicable, the provisions of this Plan and such other terms and conditions as the Board may prescribe, grant Other Share-Based Awards to any Participant. Each Other Share-Based Award will consist of a right (1) which is other than an Award or right described in Article 4, 5, 6 or 7 above and (2) which is denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to, Shares (including, without limitation, securities convertible into Shares) as are deemed by the Board to be consistent with the purposes of the Plan; provided, however, that such right will comply with applicable law. Subject to the terms of the Plan and any applicable Award Agreement, the Board will determine the terms and conditions of Other Share-Based Awards. Shares or other securities delivered pursuant to a purchase right granted under this Section 8.1 will be purchased for such consideration, which may be paid by such method or methods and in such form or forms, including, without limitation, cash, Shares, other securities, other Awards, other property, or any combination thereof, as the Board will determine.

ARTICLE 9

BONUS SHARES

9.1	Bonus Shares

The Board may, from time to time, subject to the provisions of this Plan and such other terms and conditions as the Board may prescribe, grant fully paid and non-assessable Bonus Shares to any Participant. The allocation of the Bonus Shares among the Participants shall be determined by the Board of Directors at the time that the Bonus Shares are qualified for issuance and shall be evidenced by an Award Agreement.

ARTICLE 10
termination of employment or Services

10.1	Death or Disability

If a Participant dies or becomes Disabled while an Employee, Director or Consultant:

(a)	a portion of the next instalment of any Awards due to vest (or for which the Restricted Period is due to lapse) shall immediately vest (or cease to be restricted) such portion to equal to the number of Awards next due to vest (or cease to be restricted) multiplied by a fraction the numerator of which is the number of days elapsed since the date of vesting (or lapse of Restricted Period) of the last instalment of the Awards (or if none have vested or have ceased to be restricted, the Date of Grant) to the date of Disability or death and the denominator of which is the number of days between the date of vesting (or lapse of Restricted Period) of the last instalment of the Awards (or if none have vested or have ceased to be restricted, the Date of Grant) and the date of vesting (or lapse of Restricted Period) of the next instalment of the Awards;
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(b)	unless otherwise determined by the Board and set forth in an Award Agreement and subject to subsection (c), any Awards held by the Participant that are not yet vested (or for which the Restricted Period has not lapsed) at the date of Disability or death are immediately forfeited to the Corporation on the date of Disability or death; and
(c)	such Participant’s or Director’s eligibility to receive further grants of Awards under the Plan ceases as of the date of Disability or death.
10.2	Termination of Employment or Services
(a)	Where a Participant’s employment or term of office or engagement with the Corporation or an Affiliate terminates by reason of the Participant’s death or Disability, then the provisions of Section 10.1 will apply.
(b)	Unless otherwise determined by the Board and set forth in an Award Agreement, where a Participant’s employment or term of office or engagement terminates by reason of a Participant’s resignation or, in the case of a Consultant, by reason of the termination by the Consultant of the Consultant’s engagement in accordance with the terms of such engagement, then any Awards held by the Participant that are not yet vested (or for which the Restricted Period has not lapsed) at the Termination Date are immediately forfeited to the Corporation on the Termination Date.
(c)	Unless otherwise determined by the Board and set forth in an Award Agreement, where a Participant’s employment or term of office or engagement terminates by reason of termination by the Corporation or an Affiliate without cause in the case of an Employee, without breach of a Director’s fiduciary duties or without breach of contract by a Consultant, as applicable (in each case as determined by the Board in its sole discretion) (whether such termination occurs with or without any or adequate notice or reasonable notice, or with or without any or adequate compensation in lieu of such notice), then any Awards held by the Participant that are not yet vested (or for which the Restricted Period has not lapsed) at the Termination Date are immediately forfeited to the Corporation on the Termination Date.
(d)	Where an Employee Participant’s or Consultant Participant’s employment or engagement is terminated by the Corporation or an Affiliate for cause (as determined by the Board in its sole discretion), or, in the case of a Consultant, for breach of contract (as determined by the Board in its sole discretion), then any Awards held by the Participant at the Termination Date (whether or not then vested or subject to a Restricted Period) are immediately forfeited to the Corporation on the Termination Date.
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(e)	Where a Director’s term of office is terminated by the Corporation for breach by the Director of his or her fiduciary duty to the Corporation (as determined by the Board in its sole discretion), then any Awards held by the Director at the Termination Date (whether or not vested or subject to a Restricted Period) are immediately forfeited to the Corporation on the Termination Date.
(f)	Where a Director’s term of office terminates for any reason other than death or Disability of the Director or a breach by the Director of his or her fiduciary duty to the Corporation (as determined by the Board in its sole discretion), the Board may, in its sole discretion, at any time prior to or following the Termination Date, provide for the vesting (or lapse of restrictions) of any or all Awards held by a Director on the Termination Date.
(g)	The eligibility of a Participant to receive further grants under the Plan ceases as of the date that the Corporation or an Affiliate, as the case may be, provides the Participant with written notification that the Participant’s employment or term of service is terminated, notwithstanding that such date may be prior to the Termination Date.
(h)	Unless the Board, in its sole discretion, otherwise determines, at any time and from time to time, Awards are not affected by a change of employment arrangement within or among the Corporation or a Subsidiary for so long as the Participant continues to be an employee of the Corporation or a Subsidiary, including without limitation a change in the employment arrangement of a Participant whereby such Participant becomes a Director.
10.3	Discretion to Permit Acceleration

Notwithstanding the provisions of Sections 10.1 and 10.2, the Board may, in its discretion, at any time prior to or following the events contemplated in such Sections, permit the acceleration of vesting (or Restricted Period) of any or all Awards, all in the manner and on the terms as may be authorized by the Board.

ARTICLE 11
change IN control

11.1	Change in Control

The Board shall have the right to determine that any unvested or unearned Bonus Shares, Restricted Share Units, Deferred Share Units, Performance Share Units or Other Share-Based Awards or Restricted Shares subject to a Restricted Period outstanding immediately prior to the occurrence of a Change in Control shall become fully vested or earned or free of restriction upon the occurrence of such Change in Control. The Board may also determine that any vested or earned Bonus Shares, Restricted Share Units, Deferred Share Units, Performance Share Units or Other Share-Based Awards shall be cashed out at the Market Price as of the date such Change in Control is deemed to have occurred, or as of such other date as the Board may determine prior to the Change in Control. Further, the Board shall have the right to provide for the conversion or exchange of any Bonus Shares, Restricted Share Unit, Deferred Share Unit, Performance Share Unit or Other Share-Based Award into or for rights or other securities in any entity participating in or resulting from the Change in Control.

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ARTICLE 12
Share Capital Adjustments

12.1	General

The existence of any Awards does not affect in any way the right or power of the Corporation or its shareholders to make, authorize or determine any adjustment, recapitalization, reorganization or any other change in the Corporation’s capital structure or its business, or any amalgamation, combination, arrangement, merger or consolidation involving the Corporation, to create or issue any bonds, debentures, Shares or other securities of the Corporation or to determine the rights and conditions attaching thereto, to effect the dissolution or liquidation of the Corporation or any sale or transfer of all or any part of its assets or business, or to effect any other corporate act or proceeding, whether of a similar character or otherwise, whether or not any such action referred to in this Section would have an adverse effect on this Plan or on any Award granted hereunder.

12.2	Reorganization of Corporation’s Capital

Should the Corporation effect a subdivision or consolidation of Shares or any similar capital reorganization or a payment of a stock dividend (other than a stock dividend that is in lieu of a cash dividend), or should any other change be made in the capitalization of the Corporation that does not constitute a Change in Control and that would warrant the amendment or replacement of any existing Awards in order to adjust the number of Shares that may be acquired on the vesting of outstanding Awards and/or the terms of any Award in order to preserve proportionately the rights and obligations of the Participants holding such Awards, the Board will, subject to the prior approval of the Exchange, authorize such steps to be taken as it may consider to be equitable and appropriate to that end.

12.3	Other Events Affecting the Corporation

In the event of an amalgamation, combination, arrangement, merger or other transaction or reorganization involving the Corporation and occurring by exchange of Shares, by sale or lease of assets or otherwise, that does not constitute a Change in Control and that warrants the amendment or replacement of any existing Awards in order to adjust: (a) the number of Shares that may be acquired on the vesting of outstanding Awards and/or (b) the terms of any Award in order to preserve proportionately the rights and obligations of the Participants holding such Awards, the Board will, subject to the prior approval of the Exchange, authorize such steps to be taken as it may consider to be equitable and appropriate to that end.

12.4	Immediate Acceleration of Awards

Where the Board determines that the steps provided in Sections 12.2 and 12.3 would not preserve proportionately the rights, value and obligations of the Participants holding such Awards in the circumstances or otherwise determines that it is appropriate the Board may permit the immediate vesting of any unvested Awards and immediate lapse of any Restricted Period.

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12.5	Issue by Corporation of Additional Shares

Except as expressly provided in this ARTICLE 12, neither the issue by the Corporation of shares of any class or securities convertible into or exchangeable for shares of any class, nor the conversion or exchange of such shares or securities, affects, and no adjustment by reason thereof is to be made with respect to the number of Shares that may be acquired as a result of a grant of Awards.

12.6	Fractions

No fractional Shares will be issued pursuant to an Award. Accordingly, if, as a result of any adjustment under Section 12.2, 12.3 or dividend equivalent, a Participant would become entitled to a fractional Share, the Participant has the right to acquire only the adjusted number of full Shares and no payment or other adjustment will be made with respect to the fractional Shares, which shall be disregarded.

ARTICLE 13
Miscellaneous Provisions

13.1	Legal Requirement
(a)	The Corporation is not obligated to grant any Awards, issue any Shares or other securities, make any payments or take any other action if, in the opinion of the Board, in its sole discretion, such action would constitute a violation by a Participant, Director or the Corporation of any provision of any applicable statutory or regulatory enactment of any government or government agency or the requirements of any stock exchange upon which the Shares may then be listed.
(b)	Without limiting the generality of the foregoing, all Awards and the issue of any Shares or other securities by the Corporation pursuant to any Awards are subject to the terms and conditions of this Plan and compliance with the rules and policies of all applicable Regulatory Authorities (including for greater certainty all applicable rules and policies of the Exchange) to the granting of such Awards and to the issuance and distribution of such Shares or other securities by the Corporation, and to all applicable Securities Laws.
13.2	Participants’ Entitlement

Except as otherwise provided in this Plan, Awards previously granted under this Plan are not affected by any change in the relationship between, or ownership of, the Corporation and an Affiliate. For greater certainty, all grants of Awards remain are not affected by reason only that, at any time, an Affiliate ceases to be an Affiliate.

13.3	Withholding Taxes

The granting or vesting or lapse of the Restricted Period of each Award under this Plan is subject to the condition that if at any time the Board determines, in its discretion, that the satisfaction of withholding tax or other withholding liabilities is necessary or desirable in respect of such grant, vesting or lapse of the Restricted Period, such action is not effective unless such withholding has been effected to the satisfaction of the Board. In such circumstances, the Board may require that a Participant pay to the Corporation such amount as the Corporation or an Affiliate is obliged to remit to the relevant taxing authority in respect of the granting or vesting or lapse of the Restricted Period of the Award. Any such additional payment is due no later than the date on which any amount with respect to the Award is required to be remitted to the relevant tax authority by the Corporation or an Affiliate, as the case may be.

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13.4	Rights of Participant

No Participant has any claim or right to be granted an Award and the granting of any Award is not to be construed as giving a Participant a right to remain as an employee, consultant or director of the Corporation or an Affiliate. No Participant has any rights as a shareholder of the Corporation in respect of Shares issuable pursuant to any Award until the allotment and issuance to such Participant, or as such Participant may direct, of certificates representing such Shares.

13.5	Other Incentive Awards

The Board shall have the right to grant other incentive awards based upon Shares under this Plan to Participants in accordance with applicable laws and regulations and subject to regulatory approval, including without limitation the approval of the Exchange (to the extent the Corporation has any securities listed on the particular exchange), having such terms and conditions as the Board may determine, including without limitation the grant of Shares based upon certain conditions and the grant of securities convertible into Shares.

13.6	Blackout Period

If an Award expires during, or within five business days after, a trading black-out period imposed by the Corporation to restrict trades in the Corporation’s securities, then, notwithstanding any other provision of this Plan, the Award shall expire ten business days after the trading black-out period is lifted by the Corporation.

13.7	Termination

The Board may, without notice or shareholder approval, terminate the Plan on or after the date upon which no Awards remain outstanding.

13.8	Amendment
(a)	Subject to the rules and policies of any stock Exchange on which the Shares are listed and applicable law, the Board may, without notice or shareholder approval, at any time or from time to time, amend the Plan for the purposes of:
(i)	making any amendments to the general vesting provisions or Restricted Period of each Award;
(ii)	making any amendments to the provisions set out in ARTICLE 10;
(iii)	making any amendments to add covenants of the Corporation for the protection of Participants, as the case may be, provided that the Board shall be of the good faith opinion that such additions will not be prejudicial to the rights or interests of the Participants, as the case may be;
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(iv)	making any amendments not inconsistent with the Plan as may be necessary or desirable with respect to matters or questions which, in the good faith opinion of the Board, having in mind the best interests of the Participants and Directors, it may be expedient to make, including amendments that are desirable as a result of changes in law in any jurisdiction where a Participant resides, provided that the Board shall be of the opinion that such amendments and modifications will not be prejudicial to the interests of the Participants and Directors; or
(v)	making such changes or corrections which, on the advice of counsel to the Corporation, are required for the purpose of curing or correcting any ambiguity or defect or inconsistent provision or clerical omission or mistake or manifest error, provided that the Board shall be of the opinion that such changes or corrections will not be prejudicial to the rights and interests of the Participants.
(b)	Subject to Section 11.1, the Board shall not materially adversely alter or impair any rights or increase any obligations with respect to an Award previously granted under the Plan without the consent of the Participant, as the case may be.
(c)	Notwithstanding any other provision of this Plan, none of the following amendments shall be made to this Plan without approval of the Exchange (to the extent the Corporation has any securities listed on the particular Exchange) and the approval of shareholders in accordance with the requirements of such Exchange(s):
(i)	amendments to the Plan which would increase the number of Shares issuable under the Plan, except as otherwise provided pursuant to the provisions in the Plan, including Sections 12.2 and 12.3, which permit the Board to make adjustments in the event of transactions affecting the Corporation or its capital;
(ii)	amendments to the Plan which would increase the number of Shares issuable to Insiders, except as otherwise provided pursuant to the provisions in the Plan, including Sections 12.2 and 12.3, which permit the Board to make adjustments in the event of transactions affecting the Corporation or its capital; and
(iii)	amendments to this Section 13.8.

Any amendment that would cause an Award held by a U.S. Taxpayer to fail to comply with Section 409A of the Code shall be null and void ab initio.

13.9	Section 409A of the Code

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This Plan will be construed and interpreted to be exempt from, or where not so exempt, to comply with Section 409A of the Code to the extent required to preserve the intended tax consequences of this Plan. The Corporation reserves the right to amend this Plan to the extent it reasonably determines is necessary in order to preserve the intended tax consequences of this Plan in light of Section 409A of the Code and any regulations or guidance under that section. In no event will the Corporation be responsible if Awards under this Plan result in adverse tax consequences to a U.S. Taxpayer under Section 409A of the Code. Notwithstanding any provisions of the Plan to the contrary, in the case of any “specified employee” within the meaning of Section 409A of the Code who is a U.S. Taxpayer, distributions of non-qualified deferred compensation under Section 409A of the Code made in connection with a “separation from service” within the meaning set forth in Section 409A of the Code may not be made prior to the date which is 6 months after the date of separation from service (or, if earlier, the date of death of the U.S. Taxpayer). Any amounts subject to a delay in payment pursuant to the preceding sentence shall be paid as soon practicable following such 6-month anniversary of such separation from service.

13.10	Requirement of Notification of Election Under Section 83(b) of the Code

If a Participant, in connection with the acquisition of Restricted Shares under the Plan, is permitted under the terms of the Award Agreement to make the election permitted under Section 83(b) of the Code (i.e., an election to include in gross income in the year of transfer the amounts specified in Section 83(b) of the Code notwithstanding the continuing transfer restrictions) and the Participant makes such an election, the Participant shall notify the Corporation of such election within ten (10) days of filing notice of the election with the Internal Revenue Service, in addition to any filing and notification required pursuant to regulations issued under Section 83(b) of the Code.

13.11	Indemnification

Every member of the Board will at all times be indemnified and saved harmless by the Corporation from and against all costs, charges and expenses whatsoever including any income tax liability arising from any such indemnification, that such member may sustain or incur by reason of any action, suit or proceeding, taken or threatened against the member, otherwise than by the Corporation, for or in respect of any act done or omitted by the member in respect of this Plan, such costs, charges and expenses to include any amount paid to settle such action, suit or proceeding or in satisfaction of any judgment rendered therein.

13.12	Participation in the Plan

The participation of any Participant in the Plan is entirely voluntary and not obligatory and shall not be interpreted as conferring upon such Participant any rights or privileges other than those rights and privileges expressly provided in the Plan. In particular, participation in the Plan does not constitute a condition of employment or engagement nor a commitment on the part of the Corporation to ensure the continued employment or engagement of such Participant. The Plan does not provide any guarantee against any loss which may result from fluctuations in the market value of the Shares. The Corporation does not assume responsibility for the income or other tax consequences for the Participants and Directors and they are advised to consult with their own tax advisors.

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13.13	International Participants

With respect to Participants who reside or work outside Canada and the United States, the Board may, in its sole discretion, amend, or otherwise modify, without shareholder approval, the terms of the Plan or Awards with respect to such Participants in order to conform such terms with the provisions of local law, and the Board may, where appropriate, establish one or more sub-plans to reflect such amended or otherwise modified provisions.

13.14	Effective Date

This Plan becomes effective on June 27, 2013, being the date on which the Plan was approved by the shareholders of the Corporation.

13.15	Governing Law

This Plan and all matters to which reference is made herein shall be governed by and interpreted in accordance with the laws of the Province of Québec and the federal laws of Canada applicable therein.

Last approved by Shareholders on [September 30, 2020]

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SCHEDULE A

Award Agreement

Acasti Pharma Inc. (“Us” or “Our”) hereby grants the following Award(s) to you subject to the terms and conditions of this Award Agreement (the “Agreement”), together with the provisions of Our Equity Incentive Plan (the “Plan”) in which you become a “Participant”, dated ●, 2013, all the terms of which are hereby incorporated into this Agreement:

Name and Address of Participant: ____________________________________________

Date of Grant: ___________________________________________________________

Type of Award: __________________________________________________________

Total Number Granted: ____________________________________________________

Vesting Date(s): __________________________________________________________

1.	The terms and conditions of the Plan are hereby incorporated by reference as terms and conditions of this Award Notice and all capitalized terms used herein, unless expressly defined in a different manner, have the meanings ascribed thereto in the Plan.
2.	Each notice relating to the Award must be in writing and signed by the Participant or the Participant’s legal representative. All notices to US must be delivered personally or by prepaid registered mail and must be addressed to Our Corporate Secretary. All notices to the Participant will be addressed to the principal address of the Participant on file with US. Either the Participant or US may designate a different address by written notice to the other. Any notice given by either the Participant or US is not binding on the recipient thereof until received.
3.	Nothing in the Plan, in this Agreement, or as a result of the grant of an Award to you, will affect Our right, or that of any Affiliate of Ours, to terminate your employment or term of office or engagement at any time for any reason whatsoever. Upon such termination, your rights to exercise Award will be subject to restrictions and time limits, complete details of which are set out in the Plan.
[4.	Add a fixed payment date or permitted event for payment, for U.S. taxpayers.]
ACASTI PHARMA INC.
By:
Authorized Signatory

I have read the foregoing Agreement and hereby accept the Award in accordance with and subject to the terms and conditions of the Agreement and the Plan. [I understand that I may review the complete text of the Plan on line at [●], or by contacting either my Human Resources representative or the Office of the Corporate Secretary.] I agree to be bound by the terms and conditions of the Plan governing the Award.

Date Accepted	Signature

• You can attend the meeting virtually by visiting the URL provided on the back of this proxy. • Go to the following web site: www.investorvote.com • Smartphone? Scan the QR code to vote now. 8 th Floor, 100 University Avenue Toronto, Ontario M 5 J 2 Y 1 ww w . computershare . com Form of Proxy - Annual General and Special Meeting to be held on September 30, 2020 01N27B F old This Form of Proxy is solicited by and on behalf of Management. Notes to proxy 1. Every holder has the right to appoint some other person or company of their choice, who need not be a holder, to attend and act on their behalf at the meeting or any adjournment or postponement thereof. If you wish to appoint a person or company other than the persons whose names are printed herein, please insert the name of your chosen proxyholder in the space provided (see reverse). In addition, YOU MUST go to https://www.computer share .com/acasti no later than 5:00 p.m., Eastern Time, on September 28, 2020 or any adjournment thereof, and provide Computershare with the required information for your chosen proxyholder so that Computershare may provide the proxyholder with a Control Number via email. This Control Number will allow your proxyholder to log in to and vote at the meeting. Without a Control Number, your proxyholder will only be able to log in to the meeting as a guest and will not be able to vote. 2. If the securities are registered in the name of more than one owner (for example, joint ownership, trustees, executors, etc . ), then all those registered should sign this proxy . If you are voting on behalf of a corporation or another individual you must sign this proxy with signing capacity stated, and you may be required to provide documentation evidencing your power to sign this proxy . 3. This proxy should be signed in the exact manner as the name(s) appear(s) on the proxy . 4. If this proxy is not dated, it will be deemed to bear the date on which it is mailed by Management to the holder . 5. The securities represented by this proxy will be voted as directed by the holder, however, if such a direction is not made in respect of any matter, this proxy will be voted as recommended by Management . 6. The securities represented by this proxy will be voted in favour or withheld from voting or voted against each of the matters described herein, as applicable, in accordance with the instructions of the holder, on any ballot that may be called for and, if the holder has specified a choice with respect to any matter to be acted on, the securities will be voted accordingly . 7. This proxy confers discretionary authority in respect of amendments or variations to matters identified in the Notice of Meeting or other matters that may properly come before the meeting or any adjournment or postponement thereof. Fold 8. This proxy should be read in conjunction with the accompanying documentation provided by Management. Proxies submitted must be received by 5:00 pm, Eastern Time, on September 28, 2020. VOTE USING THE TELEPHONE OR INTERNET 24 HOURS A DAY 7 DAYS A WEEK! To Vote Using the Telephone To Vote Using the Internet To Virtually Attend the Meeting Mr A Sample Designation (if any) Add1 Add 2 add 3 add 4 add 5 add 6 000001 CPUQC01.E.INT/000001/i1234 If you vote by telephone or the Internet, DO NOT mail back this proxy. Voting by mail may be the only method for securities held in the name of a corporation or securities being voted on behalf of another individual. Voting by mail or by Internet are the only methods by which a holder may appoint a person as proxyholder other than the Management nominees named on the reverse of this proxy. Instead of mailing this proxy, you may choose one of the two voting methods outlined above to vote this proxy. To vote by telephone or the Internet, you will need to provide your CONTROL NUMBER listed below. CONTROL NUMBER 123456789012345 • Call the number listed BELOW from a touch tone telephone. 1 - 866 - 732 - VOTE (8683) Toll Free Security Class 123 Holder Account Number C1234567890 IND

Appointment of Proxyholder I/We being shareholder(s) of Acasti Pharma Inc., hereby appoint: Dr. Roderick N. Carter, or failing him, Ms. Jan D’Alvise OR Authorized Signature(s) – This section must be completed for your instructions to be executed. I/We authorize you to act in accordance with my/our instructions set out above. I/We hereby revoke any proxy previously given with respect to the Meeting. If no voting instructions are indicated above, this Proxy will be voted as recommended by Management. MM / DD / YY D a te Sign a tu r e(s) Interim Financial Statements – Mark this box if you would like to receive Interim Financial Statements and accompanying Management’s Discussion and Analysis by mail. Annual Financial Statements – Mark this box if you would like to receive the Annual Financial Statements and accompanying Management’s Discussion and Analysis by mail. Information Circular – Mark this box if you would like to receive the Information Circular by mail for next securityholders meeting. 01. Dr. Roderick N. Carter For Withhold 04. Mr. Donald Olds 02. Mr. Jean - Marie (John) Canan For Withhold 03. Ms. Janelle D’Alvise For Withhold Note: If completing the appointment box above YOU MUST go to https:// www.computershare.com/acasti and provide Computershare with the name and email address of the person you are appointing. Computershare will use this information ONLY to provide the appointee with a user name to gain entry to the online meeting. As my/our proxyholder with full power of substitution and to attend, act and to vote for and on behalf of the shareholder in accordance with the following direction (or if no directions have been given, as the proxyholder sees fit) and all other matters that may properly come before the Annual and Special Meeting of Shareholders of Acasti Pharma Inc. (the ‘’Corporation’’) on September 30, 2020 at 1:00 p.m. Eastern Time. To mitigate risks to health and safety of our shareholders, employees, communities and other stakeholders related to the coronavirus disease 2019, also known as COVID - 19, and in order to comply with federal, provincial and municipal restrictions that are or may be imposed in connection with the COVID - 19 mitigation efforts, the Meeting will take place via a virtual meeting portal through which you can listen to the Meeting, submit questions and vote online. The Meeting can be accessed by https://web.lumiagm.com/203338571, using the password acasti2020 . You will not be able to attend the Meeting in person. VOTING RECOMMENDATIONS ARE INDICATED BY HIGHLIGHTED TEXT OVER THE BOXES. 1. Election of Directors 4. Resolution To consider and, if deemed advisable, to pass, with or without variation, an ordinary resolution approving an advisory (non - binding) resolution on the frequency of future “say on pay” votes, as more particularly described in the Proxy Statement. 2 Year 3 Year Abstain 2. Appointment of Auditors To appoint KPMG LLP as auditors for the ensuing year and to authorize the directors to fix their remuneration. For Withhold Abstain 3. Resolution To consider and, if deemed advisable, to pass, with or without variation, an ordinary resolution approving an advisory (non - binding) resolution approving the compensation of our named executive officers, as more particularly described in the accompanying management information circular and proxy statement (the “ Proxy Statement ”). 1 Year For Against Abstain 6. Resolution To consider and, if deemed advisable, to pass, with or without variation, an ordinary resolution approving, ratifying and confirming certain amendments to the Corporation’s equity incentive plan, as more particularly described in the Proxy Statement. 7. Resolution To confirm and, if deemed advisable, to pass, with or without variation, an ordinary resolution approving, ratifying and confirming the adoption of the amended and restated general by - law of the Corporation, as previously approved by the Board, as more particularly described in the Proxy Statement. 5. Resolution To consider and, if deemed advisable, to pass, with or without variation, an ordinary resolution approving, ratifying and confirming certain amendments to the Corporation’s stock option plan, as more particularly described in the Proxy Statement. For Against Abstain F old F old C1234567890 XXX 123 Print the name of the person you are appointing if this person is someone other than the Management Nominees listed herein. MR SAM SAMPLE 999999999999 If you are not mailing back your proxy, you may register online to receive the above financial report(s) by mail at www.computershare.com/mailinglist. A P W Q 303516 X X X X A R 1 01N28B